CONTRACT OF SALE

between

TRANSCO TOWER LIMITED,
a Texas limited partnership, Seller

and

Hines REIT Properties, L.P., Purchaser

Dated as of:  March 18, 2008

Property:

Parcel I:  2800 Post Oak Boulevard, Houston, Texas

Parcel II:  3009 South Post Oak Boulevard, Houston, Texas

TABLE OF CONTENTS

ARTICLE 1

THE PROPERTY; PURCHASE PRICE

SECTION 1.01. The Property
SECTION 1.02. Purchase Price

ARTICLE 2

THE CLOSING; DOWNPAYMENT

SECTION 2.01. The Closing
SECTION 2.02. Application of Downpayment

ARTICLE 3

TITLE TO THE PROPERTY; REAL ESTATE RECORDS

SECTION 3.01. Title to the Property
SECTION 3.02. Elimination of Liens
SECTION 3.03. Violations
SECTION 3.04. Real Estate Records
SECTION 3.05. Cancellation of Service Contracts

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

SECTION 4.01. Seller's Representations and Warranties
SECTION 4.02. Purchaser's Representations and Warranties
SECTION 4.03. Certain Limitations on Seller's Representations and Warranties
SECTION 4.04. Survival of Representations and Warranties
SECTION 4.05. No Other Representations or Warranties
SECTION 4.06. Survival

ARTICLE 5

COVENANTS OF SELLER

SECTION 5.01. Covenants of Seller

ARTICLE 6

COVENANTS OF PURCHASER

SECTION 6.01. Covenants of Purchaser
SECTION 6.02. Access to Inspect Davit System

ARTICLE 7

CLOSING CONDITIONS AND DELIVERIES

SECTION 7.01. Conditions to Seller's Obligations
SECTION 7.02. Conditions to Purchaser's Obligations
SECTION 7.03. Seller's Closing Documents
SECTION 7.04. Purchaser's Closing Documents
SECTION 7.05. Conditions Generally
SECTION 7.06. Post-Closing Deliveries

ARTICLE 8

FEES AND CHARGES

SECTION 8.01. Charges paid by Purchaser
SECTION 8.02. Charges paid by Seller
SECTION 8.03. Other charges
SECTION 8.04. Survival

ARTICLE 9

CLOSING APPORTIONMENTS

SECTION 9.01. Apportionments and Payments
SECTION 9.02. Apportionment of Rents and Other Charges
SECTION 9.03. Survival

ARTICLE 10

CONDEMNATION AND DESTRUCTION; INSURANCE

SECTION 10.01. Condemnation
SECTION 10.02. Destruction
SECTION 10.03. Insurance
SECTION 10.04. Uniform Vendor and Purchaser Risk Act

ARTICLE 11

INDEMNITIES

SECTION 11.01. Due Diligence Indemnity
SECTION 11.02. Additional Indemnities
SECTION 11.03. Indemnification Generally
SECTION 11.04. Survival

ARTICLE 12

BROKER

SECTION 12.01. Broker

ARTICLE 13

REMEDIES

SECTION 13.01. Default by Seller
SECTION 13.02. Liquidated Damages – Downpayment

ARTICLE 14

THIRD PARTY COMMUNICATIONS

SECTION 14.01. Communication with Governmental Authorities
SECTION 14.02. Communication with Employees

ARTICLE 15

MISCELLANEOUS PROVISIONS

SECTION 15.01. Notices
SECTION 15.02. Acceptance of the Premises
SECTION 15.03. Press Releases; Confidentiality
SECTION 15.04. Records; Cooperation with Purchaser's Auditors and SEC Filing Requirements
SECTION 15.05. Assignment
SECTION 15.06. Business Days
SECTION 15.07. Binding Effect
SECTION 15.08. Partial Invalidity
SECTION 15.09. Recordation of Agreement
SECTION 15.10. Entire Agreement
SECTION 15.11. Further Assurances
SECTION 15.12. Enforcement
SECTION 15.13. Amendment
SECTION 15.14. Governing Law
SECTION 15.15. Exhibits
SECTION 15.16. No Waiver
SECTION 15.17. Headings; Article, Section and Exhibit References
SECTION 15.18. No Other Parties
SECTION 15.19. Counterparts
SECTION 15.20. Waiver of Jury Trial
SECTION 15.21. Time Is of the Essence

                                              NYDOCS03/857828.2

EXHIBITS

EXHIBIT A	Description of Land (Section 1.01)

EXHIBIT B	Escrow Agreement (Section 1.02(b))

EXHIBIT C	Permitted Exceptions (Section 3.01(a))

EXHIBIT D	Threatened Partial Condemnation (Section 4.01(d))

EXHIBIT E-1	Property Licenses and Leases (Section 4.01(e))

EXHIBIT E-2	Brokerage Agreements (Section 4.01(e))

EXHIBIT E-3	Tenant Improvement Obligations and Allowance (Section 4.01(e))

EXHIBIT F	Security Deposits (Section 4.01(f))

EXHIBIT G	Service Contracts (Section 4.01(g))

EXHIBIT H	Licenses and Permits (Section 4.01(h))

EXHIBIT I	Violations (Section 4.01(i))

EXHIBIT J-1	Form of Tenant's Estoppel Certificate (Section 5.01(d))

EXHIBIT J-2	Form of Seller's Estoppel Certificate (Section 5.01(d))

EXHIBIT J-3	Form of Skybridge Estoppel Certificate (Section 5.01(e))

EXHIBIT K	Special Warranty Deed (Section 7.03(a))

EXHIBIT L	Bill of Sale (Section 7.03(b))

EXHIBIT M	Assignment and Assumption of Leases (Section 7.03(c))

EXHIBIT N	Assignment and Assumption of Service Contracts (Section 7.03(d))

EXHIBIT O	Assignment and Assumption of Licenses and Permits (Section 7.03(e))

EXHIBIT P	Assignment of Guarantees and Warranties (Section 7.03(f))

EXHIBIT Q-1	Letter to Tenants (Section 7.03(h))

EXHIBIT Q-2	Letter to Contractors (Section 7.03(h))

EXHIBIT R	Form of Certificate of Non Foreign Status (Section 7.03(p))

EXHIBIT S	Seller's Certificate (Section 7.03(r))

EXHIBIT T	Owner's Affidavit (Section 7.03(s))

EXHIBIT U	Form of Receipt for Security Deposits (Section 7.04(b))

                               NYDOCS03/857828.2

CONTRACT OF SALE

THIS CONTRACT OF SALE (this "Agreement"), dated as of March 18, 2008, is made between TRANSCO TOWER LIMITED, a Texas limited partnership ("Seller"), having an address at c/o Fosterlane Management Corporation, 400 Northcreek, Suite 700, 3715 Northside Parkway, Atlanta Georgia 30327, and Hines REIT Properties, L.P., a Delaware limited partnership, ("Purchaser") having an office at 2800 Post Oak Boulevard, Suite 5000, Houston, Texas 77056.

WITNESSETH:

WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, all that certain property described in Section 1.01 on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and of the mutual promises, covenants and agreements hereinafter set forth, and subject to the terms and conditions hereof, Seller and Purchaser hereby covenant and agree as follows:

ARTICLE 1

THE PROPERTY; PURCHASE PRICE

SECTION 1.01.  The Property

.  Seller shall sell, assign, transfer and convey to Purchaser, and Purchaser shall purchase from Seller, at the price and upon and subject to the terms and conditions hereof, that certain plot, piece and parcel of land located at: (A) 2800 Post Oak Boulevard, Houston Texas, as more particularly described in Exhibit A as follows:  (i) the entirety of the land comprising Tract I, commonly referred to as the Williams Tower ("Tract I"); (ii) the easements appurtenant to Tract I consisting of Tract I(A), Tract I(B), and Tract I(C), ("Tract I Easements"); (iii) an undivided 47.78% interest in the land comprising Tract II, commonly referred to as the Park ("Tract II"); and (iv) the easement appurtenant to Tract II consisting of Tract II(A) ("Tract II Easement", together with Tract I, Tract I Easements and Tract II, "Parcel I"); and  (B) 3009 South Post Oak Boulevard, Houston, Texas, as more particularly described in Exhibit A as follows: the entirety of the land comprising Tract III ("Parcel II" and together with Parcel I, the "Land"), together with all of Seller's right, title and interest in and to (i) all strips, gores, easements, rights of way, privileges, appurtenances and other rights pertaining to the Land including, without limitation, the rights to any vaults under the adjoining sidewalks, (ii) any land lying in the bed of any street, road or avenue, opened or proposed, public or private, in front of or adjoining the Land to the center line thereof, (iii) all of the buildings and improvements, located on the Land (collectively, the "Buildings"), (iv) all of the fixtures, machinery, equipment  and personal property owned by Seller and used in connection with or attached to the Land or the Buildings (the "Personal Property"), (v) the Leases (as hereinafter defined), Property Licenses (as hereinafter defined) and other occupancy agreements and all amendments and modifications thereto, and the benefit of any guaranties thereof for space in the Buildings, including, without limitation, leases which may be made by Seller after the date hereof and before Closing (as hereinafter defined) in accordance with the provisions hereof, and all security deposits and prepaid rent, if any, thereunder (subject to apportionment as hereinafter provided), (vi) all intangible personal property used in the operation and management of the Buildings, including without limitation, all of the names under which the Land and the Buildings are being operated (the "Intangible Property"), (vii) the plans and specifications and all architectural and engineering studies, reports, drawings and prints relating to the Land or the Personal Property, (viii) to the extent assignable, all unexpired warranties relating to the foregoing, (ix) to the extent assignable, all Restricted Service Contracts (as hereinafter defined) to the extent provided below, (x) to the extent assignable, all licenses, permits and other written authorizations held by Seller in connection with the foregoing, (xi) to the extent assignable, all copyrights, logos, designs and trademarks used in connection with the Property, and the goodwill associated therewith, (xii) all files related to any tenant with a Lease at the Property (each, a "Tenant"), and (xiii) any and all claims, awards or proceeds arising from, or made in connection with, the potential taking referred to in correspondence attached hereto as Exhibit D (the "Threatened Partial Condemnation") regardless of whether the Threatened Partial Condemnation shall occur on or prior or subsequent to Closing; but excluding the following:  (w) all proprietary information of Seller and its managing agent including, without limitation,  computer software (but not the data pertaining to the operation of the Property), related licenses and appraisals, (x) the Excluded Records (as hereinafter defined) and (y) except as expressly to the contrary set forth in this Agreement, any rights or interests of Seller as owner of the Property arising prior to the Closing, including  the following:  tax refunds which are not due to Tenants pursuant to Leases in effect at Closing, casualty and condemnation proceeds for any damage which has been repaired prior to Closing, Tenant security deposits applied in accordance with the terms of this Agreement and the applicable Leases to rental accrued prior to Closing, utility deposits and rental arrearages and attributable to periods prior to the Closing.  Notwithstanding the foregoing, "Personal Property" expressly excludes, and Seller shall not be required to convey if owned by or licensed to Seller or its managing agent or any affiliate of either Seller or its managing agent, any computer programs, software and documentation thereof, electronic data processing systems, program specifications, source codes, logos, input data, report layouts and forms, record file layouts, diagrams, functional specifications and variable descriptions, flow charts and other related material used in connection therewith.  The Land, the Buildings, the Personal Property, the Leases, the Intangible Property and all other rights, improvements and property heretofore mentioned, which are to be transferred to Purchaser, are referred to collectively herein as the "Property").

SECTION 1.02.  Purchase Price

.  (a)  The purchase price for the Property (the "Purchase Price") is Two Hundred Seventy One Million Five Hundred Thousand Dollars and No/100 Dollars ($271,500,000.00), payable by Purchaser as follows:

(i)  Five Million and 00/100 Dollars ($5,000,000.00) (the "Purchase Downpayment") was paid by Purchaser on February 26, 2008 to Shearman & Sterling LLP, as escrowee (the "Initial Escrowee"); and the Purchase Downpayment shall be wire transferred by Initial Escrowee to Escrowee (defined below) immediately upon execution of this Agreement by Seller; except as otherwise expressly stated herein, upon execution of this Agreement by Purchaser and Seller, the Purchase Downpayment shall not be refundable to Purchaser after this Agreement is executed by Seller;

(ii)  Twenty Five Million and 00/100 Dollars ($25,000,000.00) which, together with the Purchase Downpayment, totals Thirty Million and 00/100 Dollars ($30,000,000.00) (the "Downpayment"), shall be delivered by Purchaser, on the third Business Day following the execution and delivery of this Agreement by Seller and Purchaser, to Charter Title Company, as escrowee ("Escrowee") by wire transfer of immediately available funds to Escrowee's Account as follows:  Bank of America, 330 So. Beaudry Ave., Los Angeles, CA 90017, ABA:  026009593, LandAmerica Charter Title Company Escrow, Account No. 1235053071, Re: 1033002490 ("Escrow Account") or by Purchaser's good unendorsed certified or bank check payable to the order of "Land America Charter Escrow (Re: 1033002490)" to Charter Title Company, 717 Texas Avenue, Suite 1700, Houston, Texas 77002, Attention:  Mr. Garry Carr.  Except as otherwise expressly stated herein, the Downpayment shall not be refundable to Purchaser; and

(iii)  The balance of the Purchase Price, to wit, Two Hundred Forty One  Million Five Hundred Thousand and No/100 Dollars ($241,500,000.00), as the same may be adjusted in accordance with Article 9 hereof on the Closing Date (as hereinafter defined), shall be delivered by Purchaser by wire transfer of immediately available funds to the escrow account of Escrowee designated above and, at the Closing, Purchaser shall deliver written instructions to Escrowee to wire transfer the Downpayment plus any interest earned thereon to an account designated by Seller in writing prior to the Closing Date and Escrowee shall so wire transfer such funds.

(b)  Seller and Purchaser, by their execution of this Agreement, shall be deemed to have instructed Initial Escrowee to transfer the Purchase Downpayment to Escrowee as promptly as possible following the execution and delivery of this Agreement by Seller and Purchaser.  The Downpayment, together with any accrued interest thereon, shall be held and paid by Escrowee in accordance with the terms and provisions of the Escrow Agreement in the form of Exhibit B, which shall be executed by the parties thereto simultaneously with the execution of this Agreement.

(c)  Purchaser and Seller agree that no portion of the Purchase Price shall be allocated to the Personal Property.

ARTICLE 2

THE CLOSING; DOWNPAYMENT

SECTION 2.01.  The Closing

.  The closing of the sale and purchase of the Property (the "Closing") shall take place in accordance with Article 7 of this Agreement at 1:00 p.m., Eastern Standard Time, on May 1, 2008, or such earlier date as Seller and Purchaser may agree in writing (said time and date, as the same may be adjourned pursuant to the terms of this Agreement, the "Closing Date").  Time shall be of the essence with respect to the performance of the obligations of Purchaser hereunder on or prior to the Closing Date.

SECTION 2.02.  Application of Downpayment

.  (a)  If the Closing occurs as contemplated hereunder, then the Downpayment and all interest, if any, shall be paid to and retained by Seller and shall be credited against the Purchase Price.

(b)  In the event the Closing does not occur as contemplated hereunder because of a default by Purchaser under this Agreement, the Downpayment and all interest, if any, shall be paid to and retained by Seller in accordance with the Escrow Agreement.

(c)  In the event the Closing does not occur as contemplated hereunder because (i) of a default by Seller under this Agreement, (ii) any of the conditions set forth in Section 7.02 hereof are not satisfied and Purchaser elects to terminate this Agreement as a result thereof or (iii) this Agreement is terminated due to a fire or other casualty or a condemnation pursuant to the provisions of Article 10 hereof, then, subject to Section 13.01, the Downpayment and all interest, if any, shall be paid to and retained by Purchaser.

ARTICLE 3

TITLE TO THE PROPERTY; REAL ESTATE RECORDS

SECTION 3.01.  Title to the Property

.  (a)  Purchaser shall accept title to the Property subject to the matters listed on Exhibit C (the "Permitted Exceptions").

(b)  If Seller shall so request, Purchaser will allow Seller to pay from the balance of the Purchase Price as much thereof as may be necessary to satisfy any lien or encumbrance that Seller is obligated or elects to cure hereunder and Escrowee shall effect such additional wire transfers as necessary to obtain releases and discharges of such liens or encumbrances.

(c)  Purchaser shall, within ten (10) days of the date hereof, cause Escrowee, on behalf of Chicago Title Insurance Company (the "Title Company") to deliver directly to Seller and Purchaser the Title Company's commitment to issue to Purchaser an owner's policy of title insurance with respect to the  Property (the "Title Commitment").  Notwithstanding anything contained in this Agreement to the contrary, Seller agrees to remove any (i) deeds of trust, mortgages or other financing liens encumbering Seller's interest in the Property, (ii) mechanics' and materialmen's liens caused by Seller or its agents but which are not the obligation of any tenant with a Lease at the Property (“Tenant”) or those claiming by, through or under any such Tenants, (iii) liens or other title exceptions resulting solely from acts of Seller or its agents; or (iv) other liens or encumbrances (excluding those under (i) and (ii) above) that secure other monetary obligations, which in the aggregate do not exceed One Hundred Thousand and 00/100 Dollars ($100,000.00); provided, however, that Seller shall have no obligation to remove any lien that is the obligation of any Tenant  to discharge or to bring any action or proceeding to remove liens of the type described in the preceding clause (collectively, "Curable Title Exceptions").  Within five (5) days after the delivery to Purchaser of each update, continuation or supplement of the Title Commitment, Purchaser shall deliver to Seller a written statement ("Exceptions Notice") setting forth any encumbrances affecting, or other defects in or objections to, title to the Property disclosed by such materials and not reflected in the Title Commitment or prior update other than Permitted Exceptions ("Additional Exceptions") to which Purchaser objects.  The failure by Purchaser to deliver an Exceptions Notice within the time period specified therefor, or, if delivered, the failure to note any particular Additional Exception therein, shall constitute a waiver by Purchaser of any and all Additional Exceptions disclosed by the materials which are or would be the subject of such Exceptions Notice and which are not so noted in such Exceptions Notice, and all such Additional Exceptions not so noted shall be deemed Permitted Exceptions (except that in no event shall any Curable Title Exceptions be Permitted Exceptions).

(d)  If Purchaser timely notifies Seller of any Additional Exceptions in accordance with Section 3.01(c), Seller shall be entitled to reasonable adjournments of the Closing (but in no event to a date more than thirty (30) days after the originally scheduled Closing Date due to such adjournments) during which Seller may attempt to remove such Additional Exceptions; provided, however, that Seller shall not be required to bring any action or proceeding, or take any steps, or otherwise incur any expense to remove any Additional Exception (other than an Additional Exception that is in the nature of a deed of trust or mortgage entered into by Seller or is a Curable Title Exception, which Seller agrees to discharge at or prior to Closing).  If for any reason Seller is unable or unwilling to remove any Additional Exception as of the Closing Date, as such date may be adjourned pursuant to this Section 3.01(d), Seller shall so notify Purchaser.  If such notice is given by Seller, Purchaser shall elect to either (i) terminate this Agreement by giving notice to Seller, in which event the provisions of Section 13.01(b) shall apply or (ii) perform all of Purchaser's obligations hereunder and accept title to the Property subject to such uncured Additional Exceptions without any abatement of the Purchase Price or liability on the part of Seller therefor.  Purchaser shall make its election between clauses (i) and (ii) of the immediately preceding sentence by written notice to Seller given not later than 5:00 P.M., Eastern Standard Time, on the fifth (5th) Business Day following Seller's notice to Purchaser as to such Additional Exception.  If Purchaser shall fail to give such written notice as aforesaid, it shall be deemed to have elected clause (i) above.  Notwithstanding the foregoing provisions of this Section 3.01(d), in the event that Purchaser notifies Seller of an Additional Exception which is not a Permitted Exception, Seller shall have no obligation to eliminate such exception and Purchaser shall have no right to terminate the Agreement by reason of any lien caused by any Tenant or those claiming through such Tenant (which liens are not Seller’s responsibility to remove) if the Title Company shall insure over such liens without the payment of additional premium by either party.

SECTION 3.02.  Elimination of Liens

. In lieu of eliminating any Curable Title Exceptions or Additional Exceptions, which Seller is required to eliminate under this Agreement, Seller may, in its sole discretion, deposit with the Title Company such amount of money as may be determined by the Title Company as being sufficient to induce the Title Company, without the payment of any additional premium by Purchaser, to omit such title objections from both the Purchaser’s Title Policy and, if applicable, the title insurance policy for Purchaser’s lender.

SECTION 3.03.  Violations

.  Subject to the last sentence of the second paragraph of Section 4.05(c), Purchaser shall purchase the Property subject to any and all notes or notices of violations of law, or municipal ordinances, orders, designations or requirements related to the condition of the Property whatsoever noted in or issued by any federal, state, municipal or other governmental department, agency or bureau or any other Governmental Authority (as defined hereafter) having jurisdiction over the Property (collectively, "Violations"), or any condition or state of repair or disrepair or other matter or thing related to the condition of the Property, whether or not noted, which, if noted, would result in a Violation being placed on the Property.  For purposes of this Agreement, the term "Governmental Authority" means the United States of America, the State of Texas, County of Harris and City of Houston, and any political subdivision, agency, authority, department, court, commission, board, bureau or instrumentality of any of the foregoing which has or is asserting jurisdiction over Seller or over the Property.  Seller shall have no duty to remove or comply with or repair any of the aforementioned Violations, and, subject to the last sentence of the second paragraph of Section 4.05(c), Purchaser shall accept the Property subject to all Violations, the existence of any conditions at the Property that would give rise to such Violations, if any, and any governmental claims arising from the existence of such Violations, in each case without any abatement of or credit against the Purchase Price.

SECTION 3.04.  Real Estate Records

.  (a)  Prior to the date hereof, Purchaser has had access to the Real Estate Records (as hereinafter defined).  Except as expressly provided herein, Seller makes no representation or warranty as to the accuracy or completeness of the Real Estate Records or any other document, instrument or agreement reviewed by Purchaser.  For purposes of this Agreement, "Real Estate Records" shall mean the following, to the extent the same are in Seller's possession:

(i)  2005, 2006 and 2007 operating statements for the Property;

(ii)  Inventory of Personal Property;

(iii)  Copies of real estate and other ad valorem tax statements relating to the Property for the current tax year and for the twelve (12) months prior to the date of this Agreement;

(iv)  A list of maintenance work orders with respect to the Property for the twelve (12) months prior to the date of this Agreement;

(v)  Copies of capital improvement contracts with respect to the Property for the twelve (12) months preceding the date of this Agreement;

(vi)  Copies of environmental and engineering reports, if any, relating to the Property;

(vii)  All construction plans and specifications relating to the Property;

(viii)  A copy of any existing "as-built" survey of the Property;

(ix)  Copies of the Leases and Property Licenses (including all amendments thereto and guarantees thereof, if any);

(x)  A current rent roll and delinquency report with respect to the Property;

(xi)  Copies of all Service Contracts and Licenses and Permits (as such terms are hereinafter defined) and guaranties and warranties related to the operation of the Property; and

(xii)  Copies of such Property Information (as defined in the Site Access Agreement) as may have been located in the Data Room (as defined in the Site Access Agreement) or otherwise provided to Purchaser pursuant to the Site Access Agreement from time to time.

Notwithstanding the foregoing, "Real Estate Records" shall not include, and Seller and Purchaser hereby agree that Seller is not providing or making available to Purchaser, (A) records that relate to internal matters of Seller (such as income tax returns, financial statements, intercorporate debt and equity, corporate governance, investment advisory services and other professional relationships), (B) the work papers, memoranda, analysis, appraisals, correspondence and similar materials prepared by or for Seller in connection with the negotiation and documentation of the transaction contemplated hereby, and (C) the preparation and/or delivery by Seller or Broker (as defined hereafter) of any reports or summaries relating to the Property that are unreasonable in cost and scope (the "Excluded Records").

(b)  Purchaser shall continue to have access to the Real Estate Records, as updated, through Closing.

SECTION 3.05.  Cancellation of Service Contracts

.    If Purchaser desires that Seller cancel any Service Contracts (as hereinafter defined), and such Service Contracts are cancelable without cause and without payment of a cancellation fee or any other consideration (the "Desired Cancelled Service Contracts"), Purchaser shall provide Seller with a list of such Service Contracts no later than the date that is ten (10) days after the date hereof.  Seller shall not be obligated to cancel, or seek to cancel, any Service Contracts that are not cancelable without cause and without payment of a cancellation fee or any other consideration (collectively "Restricted Service Contracts").  Purchaser shall be obligated to assume all Restricted Service Contracts with respect to the period from and after the Closing.  Seller shall, on or before the Closing Date, notify all parties under the Desired Cancelled Service Contracts of such cancellation.  Purchaser understands and agrees that certain Desired Cancelled Service Contracts may remain in effect after the Closing through the expiration of the contractual termination period thereunder and that Purchaser shall be responsible for all payments and other obligations under such Desired Cancelled Service Contracts arising after the Closing other than for collection or other similar payments, which shall be made by Seller at the time of the Closing.  Any Service Contracts that Purchaser elects to assume, to the extent assignable, shall be deemed Restricted Service Contracts for purposes of this Agreement.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES

SECTION 4.01.  Seller's Representations and Warranties

.  Seller hereby represents and warrants to Purchaser, subject to Sections 4.03, 4.04 and 4.05, that:

(a)  Seller is a limited partnership duly formed and validly existing and in good standing under the laws of the State of Texas.

(b)  This Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Seller and the person executing this Agreement on behalf of Seller possesses the authority to bind Seller to the terms contained herein, upon the assumption that this Agreement constitutes a legal, valid and binding obligation of Purchaser, this Agreement constitutes a legal, valid and binding obligation of Seller.

(c)  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Seller do not and will not (i) violate or conflict with the Certificate of Limited Partnership or the Partnership Agreement of Seller, (ii) violate or conflict with any judgment, decree or order of any court applicable to or affecting Seller, (iii) breach the provisions of, or constitute a default under, in any material respect, any contract, agreement, instrument or obligation to which Seller is a party or by which Seller is bound or (iv) violate or conflict with any law or governmental regulation or permit applicable to Seller.

(d)  Except as set forth in Exhibit D, Seller has not received written notice of any pending or threatened condemnation of all or any portion of the Property.

(e)  The leases (the "Leases") and license agreements (the "Property Licenses") listed in Exhibit E-1 constitute all of the leases and license agreements affecting the Property (excluding, however, subleases or sublicenses executed by a Tenant or those claiming by, through or under them), and (1) except as set forth on Exhibit E-1 the Property Licenses and Leases have not been further modified or amended, (2) the agreements listed on Exhibit E-2 are the only agreements providing for commissions on any Leases with outstanding commission amounts due and payable thereunder (the "Brokerage Agreements"), which amounts will be paid by Seller as of Closing, (3) except as set forth in the estimated budgeted amounts listed on Exhibit E-3, subject to change based on actual expense, all required tenant improvements to be completed by Seller, as landlord under the Leases, and all tenant improvement allowances to be paid by Seller, as landlord under the Leases, have been completed or paid, as the case may be, and the tenant improvement obligations and tenant improvement allowances, in either case as set forth on Exhibit E-3, if uncompleted or unpaid, as the case may be, by Seller, as landlord under the Leases, as of the close of business on the day immediately preceding the Closing Date, shall be subject to an adjustment in favor of Purchaser in the amount of the uncompleted or unpaid obligations or allowances, if any, and (4) Seller has delivered to Purchaser true and complete copies of the Property Licenses and Leases.

(f)  No security deposits in the form of cash deposits or letters of credit have been paid to Seller by or on behalf of any of Tenants except as set forth in Exhibit F.

(g)  Attached hereto as Exhibit G is a list of all service, maintenance and supply contracts affecting the Property in effect on the date hereof to which Seller is a party (the "Service Contracts"), and except as set forth on Exhibit G:  (i) the Service Contracts have not been further modified or amended and are in force and effect, and (ii) Seller has made available to Purchaser true and complete copies of the Service Contracts.

(h)  Attached hereto as Exhibit H is a list of all licenses and permits from Governmental Authorities held by Seller in connection with its ownership of the Property (collectively, the "Licenses and Permits") and Seller has made available to Purchaser true and complete copies of the Licenses and Permits.

(i)  Except as set forth in Exhibit I, to Seller's actual knowledge, Seller has not received written notice from any Government Authority to the effect that the present condition of the Property violates any building or environmental regulation, which violation remains uncured.

(j)  To Seller's actual knowledge, Seller has not received written notice of the pendency or threat of any action, suit legal proceeding, or other proceeding against Seller in any court or before any arbitrator of any kind or before or by any governmental body, which, if determined adversely to Seller, would (i) adversely affect Seller's ability to consummate the transactions contemplated by this Agreement or (ii) adversely affect the Property.

(k)  The Designated Person (as hereinafter defined) is the person within Seller's asset management organization who has primary responsibility within such organization for oversight of the operation and management of the Property.  The managing agent for the Property is required to notify the Designated Person of any written notice or actual knowledge of the matters set forth in Sections 4.01(d), (e), (i) and (j).

(l)  Seller has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller's creditors that remains pending, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller's assets that remains pending, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Seller's assets that remains pending, (v) admitted in writing its inability to pay its debts as they come due or (vi) made an offer of settlement, extension or composition to its creditors generally.

(m)  Either (x) Seller is not (i) an "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), (ii) a "plan" (within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code")), or (iii) an entity whose underlying assets are treated as "plan assets" for purposes of ERISA by reason of an employee benefit plan's investment in such entity or (y) the sale of the Property by Seller is exempt from the prohibited transaction restrictions of Section 406 of ERISA and Section 4975 of the Code pursuant to a prohibited transaction statutory or class exemption.

(n)   Neither Seller nor, to Seller's actual knowledge, any of its affiliates are in violation in any material respect of any laws relating to terrorism, money laundering or Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56 and Executive Order No. 13224 (Blocking Property and Prohibiting Transactions with persons Who Commit, Threaten to Commit, or Support Terrorism) (the "Executive Order") (collectively, the "Anti-Money Laundering and Anti-Terrorism Laws").

Neither Seller nor, to Seller's actual knowledge, any of its affiliates are acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any similar lists maintained by the Office of Foreign Assets Control of U.S. Department of Treasury, U.S. Department of State, or other U.S. government agencies, identified to Seller by Purchaser.

Neither Seller nor, to Seller's actual knowledge, any of its affiliates or, without inquiry, any of its brokers or other agents, in any capacity in connection with the sale of the Property (i) knowingly conduct or conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person included in the lists set forth in the preceding paragraph; (ii) knowingly deals or deal in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order; or (iii) engages or engage in or conspires or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Money Laundering and Anti-Terrorism Laws.

Seller understands and acknowledges that Purchaser may become subject to further anti-money laundering regulations, and agrees to execute instruments, provide information, or perform any other acts as may reasonably be requested by Purchaser, for the purpose of:  (i) carrying out due diligence as may be required by applicable law to establish Seller's identity; (ii) maintaining records of such identities, or verifications or certifications as to the same; and (iii) taking any other actions as may be required to comply with and remain in compliance with anti-money laundering regulations applicable to Seller.

(o)  To Seller’s actual knowledge, all of the Real Estate Records delivered or made available to Purchaser are true, correct and complete copies of such records as existing in Seller's files.

SECTION 4.02.  Purchaser's Representations and Warranties

.  Purchaser hereby represents and warrants to Seller that:

(a)  Purchaser is a limited partnership duly organized and validly existing and in good standing under the laws of the State of Delaware.

(b)  Purchaser is in good standing in the State of Texas, and at Closing, Purchaser’s permitted assignee will be in good standing in the State of Texas and will be  qualified to transact business in the State of Texas.

(c)  This Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of Purchaser and the person executing this Agreement on behalf of Purchaser possesses the authority to bind Purchaser to the terms contained herein, upon the assumption that this Agreement constitutes a legal, valid and binding obligation of Seller, this Agreement constitutes a legal, valid and binding obligation of Purchaser.

(d)  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate or conflict with any of the organizational and governance documents of Purchaser, (ii) violate or conflict with any judgment, decree or order of any court applicable to or affecting Purchaser, (iii) breach the provisions of, or constitute a default under, in any material respect, any contract, agreement, instrument or obligation to which Purchaser is a party or by which Purchaser is bound or (iv) violate or conflict with any law or governmental regulation or permit applicable to Purchaser.

(e)  Purchaser has not (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or, to Purchaser's knowledge, suffered the filing of an involuntary petition by Purchaser's creditors, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Purchaser's assets, (iv) suffered the attachment or other judicial seizure of all, or substantially all, of Purchaser's assets, (v) admitted in writing its inability to pay its debts as they come due or (vi) made an offer of settlement, extension or composition to its creditors generally.

(f)  It is expressly acknowledged and agreed by Purchaser that this transaction is not subject to any financing contingency and that no financing for this transaction shall be provided by Seller.  Purchaser has or will have at the Closing Date sufficient cash, available lines of credit or other sources of immediately available funds to enable it to make payment of the Purchase Price and any other amounts to be paid by it hereunder.

(g)  Either (x) Purchaser is not using the assets of (i) an "employee benefit plan" (within the meaning of Section 3(3) of ERISA), (ii) a "plan" (within the meaning of Section 4975 of the Code) or (iii) an entity whose underlying assets are treated as "plan assets" for purposes of ERISA by reason of an employee benefit plan's or a plan's investment in such entity, to fund its purchase of the Property or (y) the purchase of the Property by Purchaser is exempt from the prohibited transaction restrictions of Section 406 of ERISA and Section 4975 of the Code pursuant to a prohibited transaction statutory or class exemption.

(h)  Neither Purchaser nor, to Purchaser's actual knowledge, any of its affiliates is in violation in any material respect of any laws relating to terrorism, money laundering or the Anti-Money Laundering and Anti-Terrorism Laws.

Neither Purchaser nor, to Purchaser's actual knowledge, any of its affiliates is acting, directly or indirectly, on behalf of terrorists, terrorist organizations or narcotics traffickers, including those persons or entities that appear on the Annex to the Executive Order, or are included on any similar lists maintained by the Office of Foreign Assets Control of U.S. Department of Treasury, U.S. Department of State, or other U.S. government agencies, identified to Purchaser by Seller.

Neither Purchaser nor, to Purchaser's actual knowledge, any of its affiliates or, without inquiry, any of its brokers or other agents, in any capacity in connection with the purchase of the Property (i) knowingly conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any person included in the lists set forth in the preceding paragraph; (ii) knowingly deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order; or (iii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Money Laundering and Anti-Terrorism Laws.

Purchaser understands and acknowledges that Seller may become subject to further anti-money laundering regulations, and agrees to execute instruments, provide information, or perform any other acts as may reasonably be requested by Seller, for the purpose of:  (i) carrying out due diligence as may be required by applicable law to establish Purchaser's identity and source of funds; (ii) maintaining records of such identities and sources of funds, or verifications or certifications as to the same; and (iii) taking any other actions as may be required to comply with and remain in compliance with anti-money laundering regulations applicable to Purchaser.

SECTION 4.03.  Certain Limitations on Seller's Representations and Warranties

.  The representations and warranties of Seller set forth in Section 4.01 are subject to the following express limitations:

(a)  Seller does not represent or warrant that any particular Service Contract will be in force or effect as of the Closing or that the parties, other than Seller, to the Service Contracts, will not be in default under their respective Service Contracts;

(b)  The expiration or termination of any Service Contract shall not affect the obligations of Purchaser hereunder or render any representation or warranty of Seller untrue;

(c)  Seller does not represent or warrant that any particular Lease will be in force and effect on the Closing Date or that the Tenants will have performed their obligations thereunder and any delivery or receipt of written notice of default under any Lease or any other termination of any Lease on or after the date hereof shall not affect the obligations of Purchaser hereunder or make any representation or warranty of Seller contained herein untrue;

(d)  To the extent that Purchaser knows or is deemed to know prior to the Closing Date that any of Seller's representations and warranties contained in this Agreement are inaccurate, untrue or incorrect in any way, then, subject to Section 7.02(a), such representations and warranties shall be deemed modified to reflect Purchaser's knowledge or deemed knowledge, as the case may be.  For purposes of this Agreement, Purchaser shall be "deemed to know" that a representation or warranty is untrue, inaccurate or incorrect to the extent that this Agreement, the documents and other materials referred to in Section 4.01 and the Exhibits referenced therein, the Title Commitment, any Tenant Estoppel Certificate (as hereinafter defined) executed by any Tenant and delivered to Purchaser, or any studies, tests, reports or analysis prepared by or for Purchaser or any of its employees, agents, representatives or attorneys (all of the foregoing being herein collectively referred to as “Purchaser’s Representatives”) contain information that is inconsistent with, or different from, such representation or warranty and to the extent that Hines Interests Limited Partnership (“HILP”) in its role as the property manager of the Property possesses knowledge, information, documents or materials that are inconsistent with or different from, such representation or warranty;

(e)  The existence of any note or notice of violation relating to a fact, condition or circumstance discoverable by Purchaser from any Governmental Authority having jurisdiction over the Property shall not affect the obligations of Purchaser hereunder or render any representation or warranty of Seller untrue and Seller shall have no obligation to take steps to cure the same.

(f)  for purposes of this Agreement, "to Seller's actual knowledge", "to the knowledge of Seller", "to the best knowledge of Seller", or "known to Seller" (or words of similar meaning) shall mean to the actual knowledge of Chet Ehlers, Seller's asset manager for the Property (the “Designated Person”), without independent investigation or inquiry by such individual and without any imputation to such individual or to Seller whatsoever; and

(g)  as used in this Agreement, any reference to a written notice received by Seller shall mean actual documentary notice which, to the actual knowledge of the Designated Person, has been received by Seller from a governmental entity, Tenant, vendor or any other third party asserting a claim, liability, or violation against Seller and shall not include any constructive notice or any statement by a party other than the party giving notice that any such notice has been given.

SECTION 4.04.  Survival of Representations and Warranties

.  (a)  The only representations, warranties and agreements of Seller or Purchaser hereunder that will survive the Closing are those that are specifically stated herein to survive.  The representations and warranties of Seller contained in Section 4.01 and the representations and warranties of Purchaser contained in Section 4.02 will survive the Closing, provided that any claim based upon any alleged breach thereof must be asserted in writing (in specific detail) and any proceeding in respect thereof must be commenced within three (3) months after the Closing Date, after which time, the survival period for the representations and warranties shall expire and be null and void with no further force or effect.

(b)  Purchaser shall be deemed to have irrevocably waived any claim against Seller for a breach of any representation or warranty under Section 4.01(e) or (f) for any Lease with respect to which Seller has delivered to Purchaser a Tenant Estoppel Certificate from the Tenant thereunder to the extent that such Tenant Estoppel Certificate is in conformity with the applicable Lease and does not recite any state of facts materially inconsistent with such representations and warranties.

Seller shall have no liability for any untrue or incorrect representation or warranty of Seller that survives the Closing unless and until the aggregate amount of Purchaser's monetary damages arising out of all such incorrect representations or warranties shall exceed, and then only to the extent the same exceeds Two Hundred Fifty Thousand Dollars and No/100 Dollars ($250,000.00).

SECTION 4.05.  No Other Representations or Warranties

.  (a)  Purchaser represents, warrants and agrees that except for the representations and warranties contained herein, (i) Purchaser has examined the Property and is or will be familiar with the physical condition thereof and has or will have conducted such investigation of the Property as Purchaser considers appropriate, (ii) neither Seller nor any of the employees, agents, brokers or attorneys of Seller has made any verbal or written representations, warranties, promises or guaranties whatsoever to Purchaser, whether express or implied, and, in particular, that no such representations, warranties, promises or guaranties have been made with respect to the physical condition (including, without limitation,  the environmental condition) or operation of the Property, the actual or projected revenue and expenses of the Property, the zoning and other laws, regulations and rules applicable to the Property or the compliance of the Property therewith (including, without limitation, compliance with any applicable environmental or hazardous wastes law), the quantity, quality or condition of the articles of personal property and fixtures included in the transactions contemplated hereby, the use or occupancy of the Property or any part thereof or any other matter or thing affecting or related to the Property or the transactions contemplated hereby, except as, and solely to the extent, herein specifically set forth, and (iii) Purchaser has not relied upon any such representations, warranties, promises or guaranties or upon any statements made in any informational brochure with respect to the Property and has entered into this Agreement after having made and relied solely on its own independent investigation, inspection, analysis, appraisal, examination and evaluation of the facts and circumstances.

(b)  Purchaser agrees to accept the Property "AS IS", "WHERE IS" and "WITH ALL FAULTS" in its present condition, subject to reasonable use, wear, tear and natural deterioration of the Property between the date hereof and the Closing Date and further agrees that Seller shall not be liable for any latent or patent defects in the Property.

(c)  Purchaser shall rely solely upon Purchaser's own knowledge of the Property and its own inspection of the Property in determining the Property's physical condition.  Purchaser waives Purchaser's right to recover from Seller, Seller's parent company, members, partners, affiliates and subsidiaries, and their respective members, stockholders, directors, officers, participants, employees, consultants, representatives and agents, any and all damages, losses, liabilities, costs or expenses whatsoever, and claims therefor, whether direct or indirect, known or unknown, or foreseen or unforeseen, which may arise from or be related to (i) the physical condition of the Property and/or (ii) the Property's compliance or lack of compliance with any federal, state or local laws or regulations applicable thereto, and all regulations, rulings, and orders promulgated or adopted pursuant thereto other than Purchaser's right to recover damages, losses, liabilities, costs or expenses (x) with respect to a breach of any representation and warranty contained herein, or (y) pursuant to Section 11.02(a) hereof.

In this connection and to the extent permitted by law, Purchaser hereby agrees, represents and warrants that Purchaser realizes and acknowledges that factual matters now unknown to it and to Seller may have given or may hereafter give rise to causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses with respect to the condition of the Property that are presently unknown, unanticipated and unsuspected, and Purchaser further agrees, represents and warrants that the waivers and releases herein with respect to the condition of the Property have been negotiated and agreed upon in light of that realization and that Purchaser nevertheless hereby intends to release, discharge and acquit Seller from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses with respect to the condition of the Property; and as material portion of the consideration given to Seller by Purchaser in exchange for Seller's performance hereunder, the waivers and releases herein have been negotiated and agreed upon in light of that realization and that Purchaser nevertheless hereby intends to release, discharge and acquit Seller, Seller's parent company, members, partners, affiliates and subsidiaries, and their respective members, stockholders, directors, officers, participants, employees, consultants, representatives and agents, from any such unknown causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses with respect to the condition of the Property other than any causes of action, claims, demands, debts, controversies, damages, costs, losses and expenses (x) with respect to a breach of any representation or warranty of Seller contained herein, or (y) pursuant to Section 11.02(a) hereof.  Notwithstanding anything to the contrary contained herein, this release by Purchaser shall not apply to any claims arising during Seller’s period of Ownership made by unaffiliated third parties (including governmental authorities) against Purchaser or its successors, assigns, agents or affiliates.

Seller has given purchaser material concessions regarding this transaction in exchange for Purchaser agreeing to the provisions of this Section 4.05.  Seller and Purchaser have each initialed this Section 4.05 to further indicate their awareness and acceptance of each and every provision hereof.

SELLER'S INITIALS                                                                           PURCHASER'S INITIALS

SECTION 4.06.  Survival

.  The provisions of this Article 4 shall survive the Closing or earlier termination of this Agreement.

ARTICLE 5

COVENANTS OF SELLER

SECTION 5.01.  Covenants of Seller

.  From and after the date hereof until the Closing Date and except as otherwise expressly set forth to the contrary herein:

(a)  the Property shall be operated substantially in the manner in which it presently is being operated;

(b)  Seller shall maintain or cause to be maintained, at Seller's sole cost and expense, all policies of insurance required pursuant to Section 10.03;

(c)  without the prior consent of Purchaser, which consent may be withheld in Purchaser's sole discretion, (A) no Lease shall be extended (other than pursuant to an option contained therein) or otherwise modified (other than pursuant to a right contained therein), (B) no new leases will be entered into by Seller, (C) Seller shall not consent to any assignment or sublease in connection with any Lease (except to the extent required to do so pursuant to any such Lease) and (D) no Service Contract shall be extended or otherwise modified by Seller nor shall any new service, maintenance or operating agreement be entered into by Seller unless the same is reasonably necessary for the normal operation of the Property prior to the Closing Date and may be terminated by Seller (and, after the Closing Date, by Purchaser) upon not more than thirty (30) days' written notice without the payment of any premium or penalty.  Seller shall deliver to Purchaser a notice of each proposed action hereunder, stating, if applicable, whether Seller is willing to consent to such action and setting forth the relevant information therefor and, if applicable, the number of days within which Seller must respond to the proposed action under the terms of the applicable Lease or Service Contract, and any other material information supplied to Seller as to the proposed action.  Purchaser shall have ten (10) days after delivery to it of such notice and information to determine whether to approve such action.  If Purchaser fails to give notice of its disapproval within such ten (10) day period, Purchaser shall be deemed to have approved such action.  If any Lease or any Service Contract requires (in Seller's reasonable determination) that Seller's consent be given in the circumstances (or not be unreasonably withheld), then Purchaser shall be deemed ipsofacto to have approved such action.  If any Lease or any Service Contract provides Seller with fewer than ten (10) days within which to grant any such approval or disapproval, such ten (10) day period provided for above shall be reduced to two (2) days less than the number of days provided for in such Lease or Service Contract;

(d)

(i)  Seller shall request an estoppel certificate ("Tenant Estoppel Certificate") from each Tenant, which shall be substantially in the form attached hereto as Exhibit J-1, provided that Paragraph 10 thereof may be revised to reflect the outstanding tenant improvement allowances as set forth in Exhibit E-3 attached hereto.

(ii)  Seller shall deliver or cause to be delivered to Purchaser drafts of the Tenant Estoppel Certificates within ten (10) Business Days after the date hereof.  Purchaser shall comment on or approve such drafts within three (3) Business Days after receipt thereof.  If Purchaser does not timely deliver comments to such drafts, the drafts of the Tenant Estoppel Certificates shall be deemed approved.  Seller shall deliver or cause to be delivered the Tenant Estoppel Certificates to each Tenant within three (3) Business Days after Purchaser approves or is deemed to have approved the drafts of the Tenant Estoppel Certificates.  Notwithstanding anything to the contrary herein, Seller shall have no liability to Purchaser if any Tenant fails to deliver a Tenant Estoppel Certificate for any reason, or if any Tenant delivers a Tenant Estoppel Certificate that contains a material and adverse change from the form provided to such Tenant or required to be delivered under the applicable Lease.

(iii)  If Seller cannot for any reason obtain a Tenant Estoppel Certificate from the Tenant under any Required Lease (as hereinafter defined) on or prior to the originally scheduled Closing Date, Seller, at its option, (i) may adjourn the scheduled Closing Date for a period not to exceed sixty (60) days in order to attempt to obtain such Tenant Estoppel Certificate or (ii) deliver to Purchaser a Seller's (landlord) estoppel letter in the form of Exhibit J-2 (a "Seller Estoppel Certificate") for Tenants leasing, in the aggregate, no more than twenty five percent (25%) of the rentable space at the Property.  Seller shall not be permitted to deliver a Seller Estoppel Certificate with respect to any Material Lease (as defined below) in which a Tenant is leasing more than seventy five thousand (75,000) square feet within the Property but shall be permitted to deliver a Seller Estoppel Certificate for no more than one (1) of any of the Material Leases in which a Tenant is leasing less than seventy five thousand (75,000) square feet within the Property.

(iv)  Seller's liability under any Seller Estoppel Certificate shall expire and be of no further force or effect on the earlier of (A) the day that is three (3) months following the Closing Date and (B) if Seller shall obtain a Tenant Estoppel Certificate from the applicable Tenant after delivery of a Seller Estoppel Certificate for the same Lease, the day such Tenant Estoppel Certificate is delivered to Purchaser; provided, however, if any such Tenant Estoppel Certificate contains a material and adverse change from the form provided to such Tenant or required to be delivered under the applicable Lease, then the corresponding Seller Estoppel Certificate shall continue in full force and effect until the day specified in clause (A) above.  A Seller Estoppel Certificate substantially in the form of Exhibit J-2 that does not recite any state of facts materially inconsistent with the representations and warranties set forth in Section 4.01(e) or (f), subject, however, to Section 4.03(c), shall be deemed to comply with the requirements of each Lease and to satisfy the condition contained in Section 7.03(q) with respect to the applicable Tenant.

(v)  If a Tenant Estoppel Certificate discloses a material default, a potential material default or a previously undisclosed material obligation of Seller, then subject to Section 4.03(c) hereof, Seller, at its option, may adjourn the scheduled Closing Date for a period not to exceed thirty (30) days in order to attempt to have such Tenant Estoppel Certificate reissued without such change or disclosure.  If a Tenant Estoppel Certificate contains a material and adverse change to the form of estoppel certificate as approved by Purchaser and sent to the applicable Tenant, Seller shall deliver a copy of same to Purchaser, and Purchaser shall have three (3) Business Days from receipt of any such Tenant Estoppel Certificate to either (a) approve such Tenant Estoppel Certificate as delivered by such Tenant or (b) reject the changes to such Tenant Estoppel Certificate, in which case such Tenant Estoppel Certificate shall not be considered obtained for the purpose of satisfying the condition to Closing set forth in Section 7.03(q).  Purchaser agrees that it shall conduct its review of each Tenant Estoppel Certificate reasonably and that its approval or rejection of any Tenant Estoppel Certificate shall not be unreasonably withheld, conditioned or delayed. The foregoing to the contrary notwithstanding, Purchaser agrees further that a Tenant Estoppel Certificate shall be considered not materially and adversely changed unless it contains a material and adverse change to Sections 2, 5, 6, 7 or 10 of Exhibit J-1.  If Purchaser does not timely object to the changes to any such Tenant Estoppel Certificate, the applicable Tenant Estoppel Certificate shall be deemed to be approved by Purchaser.

(vi)  The term "Material Lease" means the Leases between Seller, as landlord, and Tenants leasing more than 40,000 rentable square feet within the Property.  The term "Required Leases" shall mean the Material Leases and Leases for the remaining Tenants leasing, together with the Material Leases, in the aggregate of seventy-five percent (75%) of the rentable space at the Property.

(vii)  Some of the Leases may require the Tenants to deliver estoppel certificates but do not require the Tenants thereunder to deliver Tenant Estoppel Certificates in the form attached hereto as Exhibit J-1;

(viii)  Pursuant to the terms of this Section 5.01(d), Seller will send or cause to be sent the Tenant Estoppel Certificates in the form attached hereto as Exhibit J-1, but with respect to such Leases that do not require that Tenants deliver the Tenant Estoppel Certificates in the form attached hereto as J-1, so long as (x) such Tenant delivers the estoppel certificate required to be delivered by such Tenant under its Lease and also recites the amount of the unfunded Tenant improvement allowance, if any, under its Lease or (y) such Tenant delivers the Tenant Estoppel Certificate attached hereto as Exhibit J-1, which was sent to Tenant by Seller or HILP,  marked or otherwise modified to reflect the information required of such Tenant in its respective Lease, Purchaser shall accept the same as satisfaction of the condition contained in Section 7.03(q) with respect to such Tenant;

(ix)  For the purposes hereof and the satisfaction of the condition contained in Section 7.03(q), Seller shall be deemed to have obtained a Tenant Estoppel Certificate from Hines Interests Limited Partnership and Hines Real Estate Securities, Inc.; and

(e)  Seller shall request an estoppel certificate ("Skybridge Estoppel Certificate") from Stanford Financial, the owner of the 2700 South Post Oak Building, which shall be substantially in the form attached hereto as Exhibit J-3;

(f)  with respect to any security deposits held by Seller on the Closing Date in the form of letters of credit that are not transferable by Seller as landlord, Seller shall request that the applicable Tenants deliver new letters of credit ("New Letters of Credit"), issued in favor of Purchaser by a date not later than the Closing Date, but Seller shall not have any liability for the failure of such Tenants to so furnish New Letters of Credit and the failure of such Tenants to furnish New Letters of Credit shall not affect the obligations of Purchaser to proceed with the Closing.  With respect to any letters of credit not transferable by Seller as landlord and for which New Letters of Credit are not issued as of the Closing Date, Seller shall, until a New Letter of Credit is issued in favor of Purchaser, take all reasonable action, as directed by Purchaser (and agree in writing to hold such letters of credit as Purchaser's nominee) and without obligation to incur any expenses which are not advanced by Purchaser, in connection with the safekeeping, handling and presentment of such letters of credit for payment as permitted under the terms of the applicable Lease; and in consideration of Seller's agreement as aforesaid, Purchaser shall indemnify and hold harmless Seller as provided in Section 11.03 of this Agreement for liability arising out of or resulting from Seller's actions relating to such letters of credit after the Closing Date, which obligation shall survive the Closing; and

(g)  with respect to any financing that may be obtained by Purchaser with respect to the purchase of the Property, Seller shall use commercially reasonable efforts  to cooperate with Purchaser with respect to obtaining documents that are related to the Property and reasonably required by a lender or lenders providing financing to Purchaser with respect to the acquisition of the Property.  The foregoing notwithstanding,  (i) any failure by Seller to obtain such documents sought by Purchaser or Purchasers’ lender or lenders pursuant to this Section 5.01 (g) or to comply with any other requests or requirements made pursuant to this Section 5.01(g) shall not be deemed a default of Seller hereunder or a condition to Purchaser’s obligation to pay the Purchase Price at Closing; (ii) unless otherwise required hereunder as a condition to Purchaser’s obligation to Closing in Section 7.02, neither the existence nor the adequacy of the documents or materials provided to Purchaser or to its lender pursuant to this Section 5.01(g) shall constitute a condition to Purchaser’s obligation to pay the Purchase Price at Closing; and (iii) Seller shall not incur any expenses or additional liability in connection with this Section 5.01(g).

ARTICLE 6

COVENANTS OF PURCHASER

SECTION 6.01.  Covenants of Purchaser

.  Purchaser acknowledges that all information in respect of the Property furnished to Purchaser is and has been so furnished on the condition that Purchaser maintain the confidentiality thereof.  Accordingly, Purchaser acknowledges its obligations under the Confidentiality Agreement and the Site Access Agreement and reaffirms such obligations as if the same were set forth herein in their entirety.  The provisions of this Section 6.01 shall survive the Closing or any termination of this Agreement.  The term "Confidentiality Agreement" shall mean that certain Confidentiality Agreement executed by Purchaser concurrently with the submission of this Agreement to Seller.  The term "Site Access Agreement" shall mean that certain Site Access Agreement by and between Hines Interests Limited Partnership and Seller dated December 10, 2007.  The provisions of Section 15.03 hereof shall govern over this Section.

SECTION 6.02.  Access to Inspect Davit System

. Subject to the provisions of this Section 6.02, Purchaser agrees that Seller or its representatives or agents acting by, for or on behalf of Seller, may access the Property for the purpose of inspecting the davit system (the "Equipment") in connection with pursuing any rights that Seller may have against McCrory Engineering, Inc. ("McCrory") under that certain Building Services Contract between Seller and McCrory dated January 31, 1997, as amended (which contract has since expired), or at law or in equity, in connection with any work that McCrory has performed on or utilizing the Equipment and any damages that may have occurred as a result thereof. Seller will indemnify Purchaser for any actual damages directly resulting from such inspection of the Equipment or access to Property.  If Seller or its representatives or agents desire to access the Property, Seller shall contact Purchaser's property manager prior to any such access to coordinate and schedule such access, and Purchaser or Purchaser's property manager, at Purchaser's option, shall have the right to accompany Seller or its representatives or agents.  Any such access shall occur within one hundred eighty (180) days after the Closing Date.  The provisions of this Section 6.02 shall survive Closing for a period of one hundred eighty (180) days.

ARTICLE 7

CLOSING CONDITIONS AND DELIVERIES

SECTION 7.01.  Conditions to Seller's Obligations

.  The obligation of Seller to transfer the Property to Purchaser and to otherwise consummate the transaction contemplated hereby shall be subject to the satisfaction of the following conditions precedent on and as of the Closing Date:

(a)  All material representations and warranties of Purchaser contained in this Agreement shall have been true in all material respects when made and shall be true in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, and Purchaser shall have performed and complied in all material respects with all material covenants, agreements and conditions required by this Agreement to be performed or complied with by Purchaser prior to or at the Closing Date;

(b)  Escrowee shall have received Purchaser's Closing Documents;

(c)  Seller shall have received payment of the balance of the Purchase Price in accordance with Section 1.02(a)(iii) and such other amounts as are due Seller hereunder; and

(d)  No order, writ, injunction or decree shall have been entered and be in effect by any court of competent jurisdiction, and no law shall have been promulgated or enacted and be in effect, that restrains, enjoins or invalidates the transactions contemplated hereby.

SECTION 7.02.  Conditions to Purchaser's Obligations

.  Purchaser's obligation to pay the Purchase Price, to purchase the Property and otherwise consummate the transactions contemplated hereby shall be subject to the satisfaction of the following conditions precedent on and as of the Closing Date:

(a)  Subject to Section 4.03, all representations and warranties of Seller contained in this Agreement shall have been true in all material respects when made and shall be true in all material respects at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date, and Seller shall have performed and complied in all material respects with all material covenants, agreements and conditions required by this Agreement to be performed or complied with by Seller prior to or at the Closing Date.  In the event that on or prior to the Closing, Seller becomes aware that any of such representations and warranties are not correct in all material respects, Seller shall promptly notify Purchaser of such inaccuracy.  As used in this Section 7.02(a), "material" shall mean any matter which decreases (or potentially could decrease) the value of the Property by at least Two Hundred Fifty Thousand and 00/100 Dollars ($250,000).  If any of said representations and warranties is not correct in all material respects at the time the same is made or as of the Closing Date and on or prior to the Closing Date Purchaser has actual knowledge of such inaccuracy, Purchaser as its sole and exclusive remedies may either (i) terminate this Agreement without liability on the part of Seller or Purchaser under this Agreement and the Downpayment with all interest, if any, will be returned to Purchaser, or (ii) waive such matter, including, without limitation, the right to make any claim against Seller post-Closing, and proceed to the Closing.

(b)  Escrowee shall have received Seller's Closing Documents (as defined herein);

(c)  Seller shall have obtained and delivered to Purchaser the Tenant Estoppel Certificates from the Required Tenants and, if obtained, the Skybridge Estoppel Certificate.

(d)  The Title Company shall be irrevocably and unconditionally bound and committed to issue or shall issue to Purchaser an Owner's Policy of Title Insurance ("Purchaser's Title Policy") which:

(i)  shall be written with liability in the amount of the Purchase Price; and

(ii)  shall insure title to the Property to be vested in Purchaser, subject only to (A) the Permitted Exceptions; (B) general and special real property taxes and assessments for the current fiscal year, a lien not yet due and payable; (C) any exceptions directly or indirectly caused by Purchaser; and (D) any lien that is the obligation of any Tenant to discharge, cure or comply with;

provided, however, that in the event the Title Company is unwilling or unable for whatever reason to commit to issue or issue Purchaser's Title Policy, Purchaser may not fail to close if another reputable title insurance company licensed to do business in Texas shall be prepared to commit to issue or issue a title policy in substantially the same form as Purchaser's Title Policy, in which case such policy shall constitute the Title Policy; and

(e)  No order, writ, injunction or decree shall have been entered and be in effect by any court of competent jurisdiction, and no law shall have been promulgated or enacted and be in effect, that restrains, enjoins or invalidates the transactions contemplated hereby.

SECTION 7.03.  Seller's Closing Documents

.  No later than one (1) Business Day prior to Closing, Seller shall deposit in Escrow (as hereinafter defined) the following documents (other than items (i) through (n), which Seller agrees to deliver outside of Escrow at Closing or as soon as reasonably practicable thereafter) duly executed and, where appropriate, acknowledged by Seller and the following other items (the documents and other items described in this Section 7.03 being collectively referred to herein as the "Seller's Closing Documents"):

(a)  The Special Warranty Deeds made by Seller in favor of Purchaser, substantially in the form attached hereto as Exhibit K (the "Deeds");

(b)  a Bill of Sale in the form annexed hereto as Exhibit L;

(c)  an Assignment and Assumption of Leases in the form annexed hereto as Exhibit M (the "Assignment");

(d)  an Assignment and Assumption of Service Contracts in the form annexed hereto as Exhibit N with respect to the Restricted Service Contracts;

(e)  an Assignment and Assumption of Licenses and Permits in the form annexed hereto as Exhibit O with respect to all assignable Licenses and Permits;

(f)  an Assignment of Guarantees and Warranties in the form annexed hereto as Exhibit P with respect to all assignable guarantees and warranties;

(g)  (i)  a check, payable to the order of Purchaser, in an amount equal to the total of all cash security deposits (and any interest thereon) held by Seller on the Closing Date, or instructions to the holder of such security deposits to transfer the same to Purchaser or its designee; provided, however, that Purchaser may elect by notice to Seller no later than five (5) days prior to the Closing Date to receive a credit against the Purchase Price in the amount of the total of all cash security deposits in lieu of receiving a check therefor; (ii) with respect to any security deposits held by Seller on the Closing Date in the form of letters of credit that are transferable by Seller, as landlord, documentation required by the terms of such letters of credit to effectuate transfer thereof to Purchaser, in each case, duly executed by Seller; and (iii) with respect to any security deposits held by Seller on the Closing Date in the form of letters of credit that are not transferable by Seller, as landlord, Seller's delivery requirements shall be governed by Section 5.01(f);

(h)  Copies of (i) a letter notice to each of the Tenants in the form annexed hereto as Exhibit Q-1 and (ii) a letter notice to each of the contractors under the Restricted Service Contracts in the form annexed hereto as Exhibit Q-2;

(i)  to the extent the same are in Seller's possession or control, a complete set of keys for the Property;

(j)  to the extent the same are in Seller's possession or control, "as-built" building plans, specifications and drawings for the Property;

(k)  to the extent the same are in Seller's possession or control, the original Licenses and Permits to be transferred hereunder, except to the extent the same are required to be and are affixed at the Property;

(l)  to the extent the same are in Seller's possession or control, copies of all guarantees or warranties then in effect in respect of the Property;

(m)  original, executed counterparts of the Restricted Service Contracts or, if unavailable, photocopies thereof certified by Seller as true and complete photocopies thereof;

(n)  original, executed counterparts of the Leases and Property Licenses or, if unavailable, a photocopy thereof certified by Seller as a true and complete photocopy thereof;

(o)  a certificate of the General Partner of Seller with respect to (i) approval by the partners of Seller of the transactions contemplated hereby and (ii) the authority of the person(s) executing this Agreement and the other Closing Documents on behalf of Seller;

(p)  an affidavit of Seller pursuant to Section 1445(b)(2) of the Code stating that Seller is not a foreign person within the meaning of such Section, substantially in the form annexed hereto as Exhibit R;

(q)  a Tenant Estoppel Certificate from the Tenant under each Required Lease complying with Section 5.01(d), dated not more than thirty (30) days prior to the originally scheduled Closing Date or, if Seller has not obtained Tenant Estoppel Certificates for at least seventy-five percent (75%) of the rentable space at the Property, then, in addition, a Seller Estoppel Certificate substantially in the form of Exhibit J-2 dated the Closing Date for the applicable Required Leases from the Tenants under non-Material Leases; provided, however, that pursuant to Section 5.01(d) (iii) above, Seller may deliver a Seller Estoppel Certificate for no more than one Material Lease for a Tenant leasing less than seventy five thousand (75,000) square feet of space within the Property;

(r)  a Certificate of Seller reaffirming its representations and warranties, subject to Section 4.03 and 13.01(c) hereof ("Seller's Certificate"), substantially in the form annexed hereto as Exhibit S;

(s)  an Owner's Title Affidavit by Seller in favor of Title Company, substantially in the form annexed hereto as Exhibit T;

(t)  a closing statement (the "Closing Statement") listing the apportionments made at the Closing as provided herein;

(u)  A Certificate of Existence of Seller from the Texas Secretary of State, a copy of the organizational documents of Seller certified to be true and complete by an authorized officer of Seller with respect to (i) approval by the partners of Seller of the transactions contemplated hereby and (ii) the authority of the person(s) executing this Agreement and the other Closing Documents on behalf of Seller, and any other documents of Seller regarding the authority of Seller to enter into the transactions contemplated hereby, as reasonably required by Escrowee and/or the Title Company; and

(v)  all other documents as may reasonably be required by Escrowee to close the Escrow in accordance with this Agreement.

SECTION 7.04.  Purchaser's Closing Documents

.   No later than one (1) Business Day prior to Closing, Purchaser shall deposit in Escrow the following documents duly executed and, where applicable, acknowledged by Purchaser (the documents described in this Section 7.04 being collectively referred to herein as the "Purchaser's Closing Documents"):

(a)  counterparts of the documents described in Sections 7.03(c), (d), (e) and (f);

(b)  a receipt for the security deposits transferred to Purchaser, substantially in the form annexed hereto as Exhibit U;

(c)  a copy of the organizational documents of Purchaser certified to be true and complete by an authorized officer of Purchaser;

(d)  a certificate of the Secretary or an Assistant Secretary of Purchaser with respect to (i) the approval by the Board of Directors of Purchaser’s general partner approving the transactions contemplated hereby and (ii) the authority of the person(s) executing this Agreement and the other Closing Documents on behalf of Purchaser;

(e)  a certificate in the form of Seller's Certificate but applicable to Purchaser, with the necessary changes;

(f)  certified checks or wire transfers of immediately available funds, payable to the order of the appropriate Governmental Authorities, in payment of all amounts payable by Purchaser under Section 8.01;

(g)  instructions to the Escrowee described in Section 1.02(a)(iii);

(h)  the Closing Statement;

(i)  all other funds Purchaser is obligated to provide pursuant to this Agreement and other documents as may reasonably be required by Escrowee to close the Escrow in accordance with this Agreement; and

(j)  all other documents as may reasonably be required by Escrowee to close the Escrow in accordance with this Agreement

SECTION 7.05.  Conditions Generally

.   The foregoing conditions are for the benefit only of the party for whom they are specified to be conditions precedent and such party may, in its sole discretion, waive any or all of such conditions and close title under this Agreement without any increase in, abatement of or credit against the Purchase Price.

SECTION 7.06.  Post-Closing Deliveries

.  In lieu of delivering the items described in Section 7.03(i), (j), (k), (l), (m) and (n) to Purchaser at Closing, Seller shall, to the extent the same are in Seller's possession, immediately after the Closing deliver said items to the offices of Purchaser's property manager at an address to be specified by Purchaser in writing at or prior to the Closing.

ARTICLE 8

FEES AND CHARGES

SECTION 8.01.  Charges paid by Purchaser

.  Purchaser shall pay the following: (i) one-half (1/2) of the fee of Escrowee, as escrow agent; (ii) the survey costs and survey coverage in connection with Purchaser's owner's policy of title insurance; (iii) the cost of any mortgagee policy of title insurance and related charges and survey costs in connection therewith; and (iv) all state, city, county and municipal recording charges. All such payments shall be made at the time of the Closing.

SECTION 8.02.  Charges paid by Seller

.  Seller shall pay the following:  (i) one-half (1/2) of the fee of Escrowee, as escrow agent; and (ii) all premiums and fees for a basic TLTA owner's policy of title insurance, excluding  all additional coverages, and  endorsements.  All such payments shall be made at the time of the Closing.

SECTION 8.03.  Other charges

.  Each party shall pay its own legal fees and investigative costs incurred in connection with the investigation and analysis of the Property and the negotiation of the purchase and sale thereof.  All other costs shall be allocated between Seller and Purchaser in accordance with the custom in the county in which the Property is located.

SECTION 8.04.  Survival

.  The provisions of this Article 8 shall survive the Closing.

ARTICLE 9

CLOSING APPORTIONMENTS

SECTION 9.01.  Apportionments and Payments

.  (a)  The following shall be apportioned at the Closing as of the close of business on the day immediately preceding the Closing Date, and the net amount thereof shall be paid by Purchaser to Seller or credited to Purchaser, as the case may be, at Closing:

(i)  real property taxes, for the calendar year in which the Closing occurs.  In the event the real estate tax rate and assessments have not been determined for the calendar year in which the Closing occurs, then such taxes shall be prorated at Closing based upon the rate and assessments for the preceding calendar year, and, when the tax rate and assessments are determined, the parties shall cause adjustments to be made with respect to such taxes paid by Seller or by Purchaser in accordance with Section 9.02 hereof (even if the tax rates and assessments are determined after the date the Final Report is delivered to Purchaser);

(ii)  water rates and charges, unless the direct responsibility of any Tenant or subtenant at the Property;

(iii)  sewer taxes and rents;

(iv)  annual license, permit and inspection fees, if any;

(v)  fuel and steam, gas, electricity charges and all other utilities which are supplied to the Property;

(vi)  rents and all other charges (including without limitation, maintenance and other cost reimbursement payments and percentage rent payments) payable under the Leases or other agreements as and when collected; provided, however, that (A) certain amounts are subject to final computation as provided in Section 9.02 and (B) if any other rents or any other charges (including without limitation, maintenance and other cost reimbursement payments and percentage rent payments) under any of the Leases or other agreements shall be accrued and unpaid at the Closing Date, the rents and all other charges (including without limitation, maintenance and other cost reimbursement payments and percentage rent payments) collected by Purchaser on or after the Closing Date shall first be applied to all rents and all other charges (including without limitation,  maintenance and other cost reimbursement payments and percentage rent payments) due at the time of such collection with respect to the period after the Closing Date, then to Seller to the extent of delinquent rents and all other charges (including without limitation, maintenance and other cost reimbursement payments and percentage rent payments) apportioned to Seller as of the Closing Date, with the balance payable to Purchaser; and providedfurther that Purchaser shall not be required to institute any proceeding to collect any rents or any other charges (including without limitation, maintenance and other cost reimbursement payments and percentage rent payments) accrued and unpaid on the Closing Date.  If Seller shall not have received all accrued and unpaid rents and all other charges (including without limitation, maintenance and other cost reimbursement payments and percentage rent payments) due it as of the Closing Date within ninety (90) days thereafter, Seller, at its sole cost and expense, shall be entitled to bring such actions or proceedings as Seller shall desire  to collect any such accrued and unpaid rents and all other charges (including without limitation, maintenance and other cost reimbursement payments and percentage rent payments), so long as such actions or proceedings seek money damages only and do not affect possession or enforce landlord's liens, and Purchaser shall cooperate with Seller in any such action;

(vii)  all charges and payments under the Restricted Service Contracts and any other Service Contracts which has been canceled pursuant to Section 3.05 but the term of which does not expire until after the Closing Date;

(viii)  subject to Sections 9.01(g) and (h) all brokerage and leasing commissions, tenant improvements and other costs incurred by Seller in connection with any Lease entered into after the date hereof or in connection with any renewal or extension of a Lease after the date hereof or any Lease as to which landlord or tenant does not exercise a termination right thereunder; and

(ix)  all other income from and expense relating to the Property of every type and nature customarily apportioned in similar transactions.

(b)  Seller shall furnish readings of the water, gas and electric meters located on the Property, if any, other than meters measuring the computation of utilities which are the direct responsibility of Tenants, as of the Closing Date or a date not more than thirty (30) days prior to the Closing Date and the unfixed water rates and charges, sewer taxes and rents and gas and electricity charges, if any, based thereon for the intervening time shall be apportioned on the basis of such last readings.  If such readings are not obtainable by the Closing Date, then, at the Closing, any water rates and charges, sewer taxes and rents and gas and electricity charges which are based on such readings shall be prorated based upon the per diem charges obtained by using the most recent period for which such readings shall then be available.  Upon the taking of subsequent actual readings, the apportionment of such charges shall be recalculated and Seller or Purchaser, as the case may be, promptly shall make a payment to the other based upon such recalculation or termination right thereunder.

(c)  If any refund of real property taxes or assessments, water rates and charges or sewer taxes and rents shall be made after the Closing, the same shall be held in trust by Seller or Purchaser, as the case may be, and shall first be applied to the unreimbursed costs incurred in obtaining the same, then paid to any Tenant at the Property who is entitled to the same and the balance, if any, shall be paid to Seller (for the period prior to the Closing Date) and to Purchaser (for the period commencing with the Closing Date).

(d)  If at the Closing Date the Property or any part thereof shall be or shall have been affected by any special or general assessment or assessments of real property taxes which are or may become payable in installments of which the first installment is then a charge or lien and has become payable, Seller shall pay or cause to be paid the unpaid installments of such assessments due prior to the Closing Date and Purchaser shall pay or cause to be paid all installments which are due on or after the Closing Date.  The current installments shall be apportioned at the Closing.

(e)  In the event the apportionments hereinabove provided which are to be made at the Closing result in a credit balance (i) to Purchaser, such sum shall be paid at the Closing by giving Purchaser a credit against the balance of the Purchase Price in the amount of such credit balance or (ii) to Seller, Purchaser shall pay the amount thereof to Escrowee to be disbursed to Seller at the Closing by wire transfer of immediately available funds.

(f)  If any proceeding for certiorari or other proceeding to determine the assessed value of the Property or the real property taxes payable with respect to the Property for 2007 or any prior year shall have been commenced prior to the date hereof and be continuing as of the Closing Date, Seller shall be entitled to control the prosecution of such proceeding or proceedings to completion and to settle or compromise any claim therein.  Purchaser agrees to cooperate with Seller and to execute any and all documents reasonably requested by Seller in furtherance of the foregoing.  Purchaser shall have exclusive rights to control all matters related to tax contests or other proceedings that might impact taxes on the Property for 2008.

(g)  The costs incurred in securing or extending the Leases after the date hereof, including, without being limited to, brokerage commissions, work letter or Tenant installation costs or allowances, reasonable attorneys' fees and disbursements, advertising expenses and any Tenant inducement costs, shall be pro-rated based upon the term (or extended term, as the case may be) of the Leases and the number of days thereof after rent commencement (of the initial term or extended term, as the case may be) under the Lease occurring prior to the Closing Date.

(h)  All brokerage commissions for current terms of the Leases existing on the date hereof shall be paid by Seller and, after the date hereof, all brokerage commissions for any renewals or extensions of the terms of such Leases (including any brokerage commissions due in respect of a tenant waiving or failing to exercise a cancellation right) or any expansions of the premises covered thereby shall be paid by Purchaser.

(i)  Any errors or omissions in computing apportionments at the Closing shall be corrected promptly after their discovery.

SECTION 9.02.  Apportionment of Rents and Other Charges

.  (a)  If any rents or other charges (including without limitation, maintenance and other cost reimbursement payments and percentage rent payments) are payable or accruable under the Leases on the basis of estimates or formulae and/or are subject to adjustment or determination after the Closing Date, such rents or other charges shall be apportioned at the Closing to the extent collected on the basis of the then current charges or accruals, as applicable.  Seller shall provide to Purchaser within ninety (90) days after the Closing Date, a report reconciling the payments received from Tenants for recoverable operating expenses with recoverable operating expenses actually incurred by Seller as of the Closing Date (the "Final Report").  Purchaser shall raise any objections it has to the Final Report within thirty (30) days after the submission thereof by written notice to Seller given within said thirty (30) day period and stating in reasonable detail Purchaser's objections, and Seller shall allow Purchaser and its authorized representatives reasonable access during business hours to its books and records pertinent to the Property to permit Purchaser to review the Final Report and to ascertain its accuracy.  The failure by Purchaser to raise any objections to the Final Report within such thirty (30) day period shall constitute Purchaser's agreement to, and acceptance of, the Final Report.

(b)  If Purchaser shall raise any objections to the Final Report as provided above, the parties shall meet by telephone within ten (10) days after submission of Purchaser's notice thereof and attempt to resolve such objections.  If any objections are not resolved within said ten (10) day period, such objections may thereafter be submitted for determination by either party to a nationally recognized certified public accounting firm selected by Purchaser and reasonably acceptable to Seller.  The determination of such firm shall be final and conclusive on the parties and judgment may be entered thereon in any court of competent jurisdiction.  The rules of the American Arbitration Association applicable to commercial arbitrations shall apply to any such arbitration.

(c)  The Final Report shall be deemed amended by agreement of the parties or determination of such firm, and, within ten (10) days after such agreement or determination (or, if Purchaser raises no objections to the Final Report, the expiration of the thirty (30) day objection period), Seller shall pay to Purchaser, or Purchaser shall pay to Seller, as the case may be, the amount determined to be due from such party to the other in accordance with this Article 9 based upon the Final Report, as the same may have been amended.

(d)  If a determination is required, the parties shall bear the fees and expenses of the firm handling such determination equally.

SECTION 9.03.  Survival

.  The obligations of the parties under this Article 9 shall survive the Closing.

ARTICLE 10

CONDEMNATION AND DESTRUCTION; INSURANCE

SECTION 10.01.  Condemnation

.  If, prior to the Closing Date, all or any significant portion (as defined in this Section 10.01) of the Property is taken by eminent domain (or is the subject of a pending taking which has not yet been consummated), Seller shall notify Purchaser of such fact promptly after obtaining knowledge thereof and Purchaser shall have the right to terminate this Agreement by giving notice to Seller not later than ten (10) days after the receipt of Seller's notice.  For the purposes hereof, a "significant portion" of the Property shall mean such a portion of the Property as shall have a value, as reasonably determined by a mutually-approved third-party engineer or appraiser selected by Seller and reasonably approved by Purchaser that is: (i) in excess of one percent (1%) of the Purchase Price; plus (ii) the value of the Threatened Partial Condemnation, regardless of the amount of the same.   If Purchaser elects to terminate this Agreement as aforesaid, the provisions of Section 13.01(a) shall apply.  If Purchaser does not elect to terminate this Agreement as aforesaid, or if an "insignificant portion" (i.e., anything other than a significant portion) of the Property is taken by eminent domain (or becomes the subject of a pending taking), there shall be no abatement of the Purchase Price and Seller shall assign to Purchaser (without recourse) at the Closing the rights of Seller to the awards, if any, for the taking, and Purchaser shall be entitled to receive and keep all awards for the taking of the Property or such portion thereof.   This Section 10.01 shall apply to the Threatened Partial Condemnation.

SECTION 10.02.  Destruction

.  If, prior to the Closing Date, a material part (as defined in this Section 10.02) of the Property is destroyed or damaged by fire or other casualty, Seller shall promptly notify Purchaser of such fact and Purchaser shall have the right to terminate this Agreement by giving notice to Seller not later than ten (10) days after the receipt of Seller's notice.  For the purposes hereof, a "material part" of the Property shall mean a part of the Property as shall have a value, as reasonably determined by a mutually-approved third-party engineer or appraiser selected by Seller  and reasonably approved by Purchaser, in excess of five percent (5%) of the Purchase Price.  If Purchaser elects to terminate this Agreement as aforesaid, the provisions of Section 13.01(a) shall apply.  If Purchaser does not elect to terminate this Agreement as aforesaid, or if there is damage to or destruction of an "immaterial part" (i.e., anything other than a material part) of the Property by fire or other casualty, there shall be an abatement of the Purchase Price in an amount equal to the sum of (i) the deductible, if any, under Seller's insurance policies covering the Property with respect to such damage or destruction and (ii)  the balance of the uninsured loss not covered by the policy referred to in Section 10.03, and Seller shall assign to Purchaser (without recourse) at the Closing the rights of Seller to the proceeds under such insurance policies, and Purchaser shall be entitled to receive and keep any monies received from such insurance policies.

SECTION 10.03.  Insurance

.  Purchaser acknowledges that the policies of insurance currently maintained by Seller with respect to the Property will not be transferred hereunder at the Closing.  From the date hereof until the Closing Date, Seller shall continue to carry, and shall keep in full force and effect, casualty insurance in an amount not less than, with a deductible not greater than, and affording substantially the same coverage as, the casualty insurance policies covering the Property as of the date hereof.

SECTION 10.04.  Uniform Vendor and Purchaser Risk Act

.  The provisions of this Article 10 shall be construed as express provisions in lieu of the provisions of the Uniform Vendor and Purchaser Risk Act, which the parties agree shall be inapplicable to the transactions contemplated hereby.

ARTICLE 11

INDEMNITIES

SECTION 11.01.  Due Diligence Indemnity

.  Purchaser agrees to indemnify Seller with respect to any damage, death or injury to any person or property which occurs as a result of the acts or omissions of Purchaser or any of its employees, agents or representatives during any entry onto and inspection of the Property by Purchaser or any of its agents, employees or representatives for the purposes of its due diligence review thereof as provided in the Site Access Agreement.  The provisions of this Section shall survive any termination of this Agreement.

SECTION 11.02.  Additional Indemnities

.  (a)  Seller shall indemnify Purchaser with respect to any claim (other than environmental claims) by any third party for personal injury or property damage arising out of or resulting from any act or omission by Seller or its employees, agents or representatives in respect of the Property before the Closing Date, or any occurrence on or about the Property before the Closing Date for the period Seller has owned the Property, other than claims with respect to which Purchaser is required to indemnify Seller pursuant to Section 11.01.

(b)  Purchaser shall indemnify Seller with respect to any claim (other than environmental claims) by any third party for personal injury or property damage arising out of or resulting from any act or omission by Purchaser or its employees, agents or representatives in respect of the Property after the Closing Date or any occurrence on or about the Property after the Closing Date (other than those which result from any acts or omissions of Seller or its agents, employees, representatives or contractors).

SECTION 11.03.  Indemnification Generally

.  (a)  Wherever it is provided in this Agreement or in any agreement or document delivered pursuant hereto that a party shall indemnify another party hereunder against liability or damages, such phrase and words of similar import shall mean that the indemnifying party hereby agrees to and does indemnify, defend and hold harmless the indemnified party and such party's direct and indirect shareholders or partners and their respective past, present and future officers, directors, employees and agents from and against any and all claims, damages, losses, liabilities and expenses (including, without being limited to, reasonable attorneys' fees and disbursements) to which they or any of them may become subject or which may be incurred by or asserted against any or all of them attributable to, arising out of or in connection with the matters provided for in such provision.

(b)  If any action, suit or proceeding is commenced, or if any claim, demand or assessment is asserted in respect of which a party is indemnified hereunder or under any agreement or document delivered pursuant hereto, the indemnified party shall give notice thereof to the indemnifying party and the indemnifying party shall be entitled to control the defense, compromise or settlement thereof, at its own cost and expense, with counsel reasonably satisfactory to the indemnified party, and the indemnified party shall cooperate fully and make available to the indemnifying party such information under its control or in its possession relating thereto and may, at its own cost and expense, participate in such defense.

SECTION 11.04.  Survival

.  The provisions of this Article 11 shall survive the Closing and any termination of this Agreement.

ARTICLE 12

BROKER

SECTION 12.01.  Broker

.  (a)  Seller represents and warrants to Purchaser that it has not hired, retained or dealt with any broker, finder, consultant or intermediary in connection with the negotiation, execution or delivery of this Agreement or the transaction contemplated hereby other than Cushman & Wakefield of Texas, Inc. (the "Broker").  Seller will indemnify Purchaser against liability arising out of any claim that the aforesaid representation and warranty is untrue.  Seller shall pay a commission to the Broker pursuant to a separate agreement between Seller and the Broker.

(b)  Purchaser represents and warrants to Seller that it has not hired, retained or dealt with any broker, finder, consultant or intermediary in connection with the negotiation, execution or delivery of this Agreement or the transactions contemplated hereby other than the Broker.  Purchaser will indemnify Seller against liability arising out of any claim that the aforesaid representation and warranty is untrue.

(c)  The provisions of this Article 12 shall survive the Closing and any termination of this Agreement.

ARTICLE 13

REMEDIES

SECTION 13.01.  Default by Seller

.  (a)  In the event that on the Closing Date Seller shall be unable, by reason of events beyond its reasonable control, to perform its obligations or to satisfy any condition applicable to Purchaser's obligation to consummate the purchase of the Property hereunder in accordance with the provisions of this Agreement or title to the Property shall not be in accordance with this Agreement and in any of such events this Agreement shall be terminated in accordance with its terms as a result thereof, Purchaser shall be entitled to retain the Downpayment and any interest accrued thereon and the parties shall jointly instruct Escrowee to promptly return the Downpayment, together with any interest accrued thereon, to Purchaser.  Upon payment of such amounts, this Agreement shall be deemed terminated and Seller shall not have any further liability or obligation to Purchaser hereunder nor shall Purchaser have any further liability or obligation to Seller hereunder, except for such liabilities or obligations as are specifically stated to survive the termination of this Agreement.

(b)  In the event that Seller defaults in its obligation to transfer the Property hereunder, Purchaser shall be entitled to either (i) terminate this Agreement, receive an immediate return of the Downpayment and any interest accrued thereon and receive due diligence and other reasonable out-of-pocket transaction costs actually incurred by Purchaser in connection with the proposed purchase of the Property if such default is willful or (ii) to enforce specific performance.

(c)  Notwithstanding any provision to the contrary contained in this Agreement or any other document executed by Seller pursuant hereto or in connection herewith, with respect to any surviving claim, if any, brought following the Closing, the liability of either party hereto (including, without limitation, with respect to any surviving representation, warranty or indemnity) shall be limited to the assets of such party and shall in no event exceed, in the aggregate, Two Million Five Hundred Thousand Dollars ($2,500,000) (the "Cap"); provided, however, that notwithstanding the foregoing, the Cap shall not apply to (x) any indemnification pursuant to Section 12.01, (y) with respect to Seller, any liability Seller may have under a Seller Estoppel Certificate and (z) any liability with respect to apportionments provided for in Article 9 hereof.  In no event shall either party seek satisfaction for any such liability from any of the other party's parent company, members, partners, affiliates, subsidiaries and stockholders and each of their respective members, stockholders, directors, officers, participants, employees, consultants, brokers or agents.  The foregoing shall not apply to any surviving claim, if any, which either party may have against the other party arising pursuant to Article 9.

(d)  In order to secure its obligations under any surviving representation or obligation under this Agreement, Seller agrees that on the Closing Date, Seller shall place in escrow with Shearman & Sterling, LLP, pursuant to an escrow agreement that is reasonably acceptable to Seller, Purchaser and Shearman & Sterling, LLP, an amount equal to the Cap for the period between Closing and the later to occur of (1) the date that is three (3) months after the Closing Date or (2) the final resolution of any claim asserted by Purchaser within such three (3) month period. The provisions of this Section 13.01(d) shall survive Closing.

(e)  In no event shall any party hereto be liable to the other party hereto for consequential damages.

SECTION 13.02.  Liquidated Damages – Downpayment

.  (a)  Purchaser acknowledges that (i) Seller has received various other offers from other parties to purchase the Property, (ii) Seller, by executing and delivering this Agreement, may be foregoing other opportunities to sell the Property and (iii) Seller, in so entering into this Agreement, will agree to do so only if the Downpayment and any interest accrued thereon is paid to Seller unconditionally and on a non-refundable basis, as liquidated damages in the event that all conditions to Purchaser's obligation to close, as set forth in Section 7.02, have been (or would have been) fully satisfied, Seller is not in default of its obligation under this Agreement to convey the Property and the Closing does not occur due to the default of Purchaser under this Agreement.  Notwithstanding anything to the contrary contained in this Agreement, if all conditions to Purchaser's obligation to close, as set forth in Section 7.02, have been fully satisfied, Seller is not in default of its obligations under this Agreement and the sale of the Property to Purchaser is not consummated because of a default by Purchaser under this Agreement and if Purchaser is not otherwise entitled to the return of the Downpayment pursuant to Section 13.01(a) or as elsewhere expressly provided in this Agreement, Seller shall be entitled to retain the Downpayment and any interest accrued thereon as Seller's liquidated damages and as Seller's exclusive remedy for such default or failure and the parties shall jointly instruct Escrowee to pay the Downpayment, together with any interest accrued thereon, to Seller.  The parties agree that it would be impracticable and extremely difficult to ascertain the actual damages suffered by Seller as a result of Purchaser's failure to complete the purchase of the Property pursuant to this Agreement, and that under the circumstances existing as of the date hereof, the liquidated damages provided for in this Section 13.02 represent a reasonable estimate of the damages which Seller will incur as a result of such failure.  The parties acknowledge that the payment of such liquidated damages is not intended as a forfeiture or penalty, but is intended to constitute liquidated damages to Seller.

(b)  Notwithstanding the foregoing, if Purchaser (i) is in default under this Agreement and (ii) interferes with or makes any attempt to interfere with Seller selling the Property to another party, including, without limitation, the recording of a lis pendens or other lien against the Property, or the seeking of an injunction or similar relief, Seller shall have the right to recover its actual damages caused by such action of Purchaser in lieu of the liquidated damages referred to due to the default of Purchaser in purchasing the Property.

(c)  Nothing contained in this Section 13.02 shall affect any indemnification obligation of Purchaser pursuant to this Agreement.

ARTICLE 14

THIRD PARTY COMMUNICATIONS

SECTION 14.01.  Communication with Governmental Authorities

.  Prior to Closing, Purchaser shall not, through its officers, employees, managers, contractors, consultants, agents, representatives or any other person (including, without limitation, any person that conducted inspections by or on behalf of Purchaser), directly or indirectly, communicate with any Governmental Authority or any official, employee or representative thereof, involving any matter with respect to the Property without Seller's prior written consent, which may not be unreasonably withheld, conditioned or delayed and shall be deemed given if Seller does not respond to a request therefor within at least two (2) Business Days, unless such communication is arranged by Seller.

SECTION 14.02.  Communication with Employees

.  Prior to Closing Purchaser shall not, through its officers, employees, managers, contractors, consultants, agents, representatives or any other person (including, without limitation, any person that conducted inspections by or on behalf of Purchaser), directly or indirectly, communicate with any employee presently employed by Seller or Seller's property manager at the Property (the "Employees"), or any person representing any Employee involving any matter with respect to the Property, the Employees or this Agreement, without Seller's prior written consent, which may not be unreasonably withheld, conditioned or delayed and shall be deemed given if Seller does not respond to a request therefor within at least two (2) Business Days, unless such communication is arranged by Seller.  Seller shall reasonably cooperate with Purchaser in order to arrange communications, pursuant to a schedule to be reasonably agreed upon by the parties, between Purchaser and the Employees in order to allow Purchaser to interview the Employees for possible continued employment, and Purchaser shall apprise Seller from time to time as to its plans for communicating with such Employees, and to complete such communications in advance of the Closing.

ARTICLE 15

MISCELLANEOUS PROVISIONS

SECTION 15.01.  Notices

.  All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered with proof of delivery thereof (any notice or communications so delivered being deemed to have been received at the time delivered), or sent by Federal Express or other reputable express courier service (any notice or communication so delivered being deemed to have been received one (1) Business Day after delivery to Federal Express or such other express courier service), or sent by United States registered or certified mail, postage prepaid (any notice or communication so sent being deemed to have been received four (4) Business Days after mailing in the United States), or sent via facsimile (any notice or communication so sent being deemed to have been received on the date that such facsimile is sent) addressed to the respective parties as follows:

if to Purchaser:

Hines REIT Properties, L.P.
c/o Hines Interests Limited Partnership
2800 Post Oak Boulevard, Suite 5000
Houston, Texas  77056-6118
Attention:  Charles N. Hazen
Fax:  (713) 966-7851

with a copy to:

Hines REIT Properties, L.P.
c/o Hines Interests Limited Partnership
2800 Post Oak Boulevard, Suite 5000
Houston, Texas  77056-6118
Attention:  Jason P. Maxwell – Legal
Fax:  (713) 966-2705

and to:

Baker Botts L.L.P.
One Shell Plaza
910 Louisiana Street
Houston, Texas 77002-4995
Attention:  Fred H. Dunlop
Fax:  (713) 229-2873

if to Seller:

TRANSCO TOWER LIMITED
c/o Fosterlane Management Corporation
400 Northcreek, Suite 700
3715 Northside Parkway
Atlanta, Georgia  30327
Attention:  Vice President
Fax:  (404) 848-8039

with a copy to:

Shearman & Sterling LLP
599 Lexington Avenue
New York, New York  10022
Attention:  Chris M. Smith (3724/9)
Fax:  (646) 848-8238

or to such other address or party as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address or addresses shall only be effective upon receipt.

SECTION 15.02.  Acceptance of the Premises

.  The acceptance of the deeds to the Property by Purchaser shall be deemed an acknowledgment by Purchaser that Seller has fully complied with all of its obligations hereunder and that Seller is discharged therefrom and that Seller shall have no further obligation or liability with respect to any of the agreements made by Seller in this Agreement, except for those provisions of this Agreement which expressly provide that any obligation of Seller shall survive the Closing as well as the representations and warranties set forth in Section 4.01 hereof subject, however, to Section 4.04(a).

SECTION 15.03.  Press Releases; Confidentiality

.  Each of Seller and Purchaser agrees that it will not issue any press release, advertisement or other public communication with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other party hereto, except to the extent required by law.  No such communication issued by Purchaser will identify Seller, Fosterlane Management Corporation or any affiliate thereof or the Purchase Price unless otherwise required by law.  If Seller or Purchaser is required by law to issue such a press release or other public communication, at least one (1) Business Day prior to the issuance of the same, such party shall deliver a copy of the proposed press release or other public communication to the other party hereto for its review.  Notwithstanding the foregoing, anything contained in Section 6.01 or Section 15.09 hereof or anything contained in the Confidentiality Agreement, Purchaser (its affiliates or any entity advised by Purchaser's affiliates) shall be permitted to disclose this transaction and/or the terms of this transaction and any such information relating to the Property in any document as may be necessary to comply with any applicable federal or state securities laws, rules, or regulations or to comply with the requirements of the Securities and Exchange Commission, the New York Stock Exchange or any similar agency or body.  The obligations under this Section 15.03 shall survive the Closing.

SECTION 15.04.  Records; Cooperation with Purchaser's Auditors and SEC Filing Requirements

.

(a)  Purchaser agrees to maintain the Real Estate Records for as long as shall be required by Seller to fulfill Seller's obligations at law and Seller shall have access thereto during reasonable hours after reasonable notice to Purchaser.

(b)  For a period not to exceed three (3) months from the date of Closing, and to the extent not already in the possession of Purchaser or HILP, Seller shall provide to Purchaser (at Purchaser's sole expense) copies of, or shall provide Purchaser with reasonable access to, such factual information as may be reasonably requested by Purchaser, and in the possession or control of Seller, or its property manager or accountants, to enable Purchaser's auditor (Deloitte & Touche LLP or any successor auditor selected by Purchaser)  (the “Purchaser’s Auditor”) to conduct an audit of the income statements of the Property for the year to date of the year in which the Closing occurs plus up to three prior calendar years.  Purchaser shall be responsible for all out-of-pocket costs associated with this audit.  Seller shall reasonably cooperate (at no cost to Seller) with Purchaser's auditor in the conduct of such audit.  In addition, Seller agrees to provide to Purchaser's Auditor, if requested by such auditor, existing historical financial statements for the Property, including income and balance sheet data for the Property, whether required before or after Closing.  Without limiting the foregoing, (i) Purchaser or Purchaser’s Auditor may audit Seller's operating statements of the Property, at Purchaser's expense, and Seller shall provide such pre-existing documentation as Purchaser or Purchaser’s Auditor may reasonably request in order to complete such audit, and (ii) Seller shall furnish to Purchaser such other information with respect to the Property as may be reasonably required by Purchaser or any affiliate of Purchaser to make any required filings with the Securities and Exchange Commission or other governmental authority; provided, however, that the foregoing obligations of Seller set forth in this Section 15.04(b) shall exclude the Excluded Records and shall be limited to providing such information or documentation related to the Property as may be in the possession of, or reasonably obtainable by, Seller, its property manager or accountants, at no material cost to Seller, and in the format that Seller (or its property manager or accountants) have maintained such information.

(c)  The obligation of Purchaser and Seller under this Section shall survive the Closing.

SECTION 15.05.  Assignment

.  Except as set forth in this Section 15.05, neither party hereto may assign its respective rights and obligations hereunder, in whole or in part, without the prior written consent of the other party hereto.  Any assignment without such required prior written consent shall be deemed null and void.  Purchaser may, without Seller's consent, assign its rights and obligations under this Agreement (i) with respect to Tract I, to a subsidiary of Purchaser (the "Tract I Purchaser") to be designated by Purchaser; (ii) with respect to Tract II, to a subsidiary of Purchaser (the "Tract II Purchaser") to be designated by Purchaser and (iii) with respect to Tract III, to a separate subsidiary of Purchaser (the "Tract III Purchaser") to be designated by Purchaser.  Tract I Purchaser only shall be entitled to all rights and benefits under this Agreement (except that the Tract II Purchaser shall have the right to have Tract II conveyed to it, and the Tract III Purchaser shall have the right to have Tract III conveyed to it), and the Tract I Purchaser, the Tract II Purchaser and the Tract III Purchaser shall be jointly and severally liable hereunder.  Notwithstanding any assignment or assumption of all of Purchaser's obligations hereunder, Purchaser shall remain fully liable and responsible for the observance and performance of all of its obligations, covenants and indemnities hereunder.  Subject to and without limiting the provisions of this Section 15.05, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective distributees, executors, administrators, heirs, legal representatives, successors and assigns.

SECTION 15.06.  Business Days

.  If any date herein set forth for the performance of any obligations of Seller or Purchaser or for the delivery of any instrument or notice as herein provided should be on a Saturday, Sunday or legal holiday, the compliance with such obligations or delivery shall be deemed acceptable on the next Business Day following such Saturday, Sunday or legal holiday.  As used herein, the term (i) "legal holiday" means any State of Texas, New York State or Federal holiday for which financial institutions or post offices are generally closed in the State of New York or Texas and (ii) "Business Day" means any Monday through Friday which is not a legal holiday.

SECTION 15.07.  Binding Effect

.  This Agreement does not constitute an offer to sell and shall not bind Seller unless and until Seller elects to be bound hereby by executing and delivering to Purchaser an executed original counterpart hereof.

SECTION 15.08.  Partial Invalidity

.  If any term or provision of this Agreement or the application thereof to any persons or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

SECTION 15.09.  Recordation of Agreement

.  Neither Seller nor Purchaser may record this Agreement or any memorandum or short form hereof, except as may be required pursuant to the penultimate sentence of Section 15.03.  To the extent that any such filing is made in violation of this Agreement, Purchaser shall indemnify Seller against any damages incurred by Seller in connection therewith.  The provisions of this Section 15.09 shall survive the termination of this Agreement.

SECTION 15.10.  Entire Agreement

.  This Agreement, together with the exhibits hereto, the Confidentiality Agreement, the Site Access Agreement and the Escrow Agreement constitute the entire agreement of the parties regarding the subject matter of this Agreement and all prior or contemporaneous agreements, understandings, representations and statements, oral or written, other than under the Confidentiality Agreement, the Site Access Agreement and the Escrow Agreement, are hereby merged herein.

SECTION 15.11.  Further Assurances

.  The parties agree to mutually execute and deliver to each other, at the Closing, such other and further documents as may be reasonably required by counsel for the parties to carry into effect the purposes and intents of this Agreement, provided such documents are customarily delivered in real estate transactions in the State of Texas and do not impose any material obligations upon any party hereunder except as set forth in this Agreement.

SECTION 15.12.  Enforcement

.  In the event either party hereto fails to perform any of its obligations under this Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Agreement, the defaulting party or the party not prevailing in such dispute, as the case may be, shall pay any and all costs and expenses reasonably incurred by the other party in enforcing or establishing its rights hereunder, including, without being limited to, court costs and reasonable attorneys' fees.

SECTION 15.13.  Amendment

.  This Agreement may not be modified, amended, altered or supplemented except by written agreement executed and delivered by Purchaser and Seller.

SECTION 15.14.  Governing Law

.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed wholly within said State.

SECTION 15.15.  Exhibits

.  All Exhibits referred to in this Agreement are incorporated herein and made a part hereof as fully as if set forth herein.

SECTION 15.16.  No Waiver

.  The failure of any party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed as a waiver of any of such provisions, or the right of any party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

SECTION 15.17.  Headings; Article, Section and Exhibit References

.  The Article and Section headings used herein are for reference purposes only and do not control or affect the meaning or interpretation of any term or provision hereof.  All references in this Agreement to Articles, Sections and Exhibits are to the Articles and Sections hereof and the Exhibits annexed hereto.

SECTION 15.18.  No Other Parties

.  The representations, warranties and agreements of the parties contained herein are intended solely for the benefit of the parties to whom such representation, warranties or agreements are made, shall confer no rights hereunder, whether legal or equitable, in any other party, and no other party shall be entitled to rely thereon.

SECTION 15.19.  Counterparts

.  This Agreement may be executed in any number of counterparts, each of which shall constitute an original, and all of which together shall constitute one and the same instrument. Delivery of an executed signature page of this Agreement by telecopy shall be as effective as delivery of such executed signature page by hand or overnight courier.

SECTION 15.20.  Waiver of Jury Trial

.  SELLER AND PURCHASER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER OR ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.  The provisions of this Section 15.20 shall survive the Closing.

SECTION 15.21.  Time Is of the Essence

.  Time is of the essence as to this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above.

SELLER:

TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

PURCHASER:

HINES REIT PROPERTIES, L.P.,
a Delaware limited partnership

By:           Hines Real Estate Investment Trust, Inc.,
a Maryland corporation, its general partner

By:
Name:
Title:

Joinder of HILP

HILP, in its role as property manager of the Property, shall assist Seller in meeting Seller’s obligations contained in Sections 5.01(d) and 5.01(e) of this Agreement by delivering, collecting and monitoring the status of the Tenant Estoppel Certificates.

HILP shall reasonably cooperate with Seller and Seller’s agents, representatives and counsel with respect to meeting Seller’s obligations contained in Sections 5.01(d) and 5.01(e).

HILP shall notify Seller and Purchaser on a weekly basis between the date hereof and Closing about the status and percentage of Tenant Estoppel Certificates that have been delivered to, and collected from, the Tenants as well as the status of the Skybridge Estoppel Certificate.

HINES INTERESTS LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	Hines Holdings, Inc.,
a Texas corporation,
its General Partner

By:
Name:                      Charles Elder
Title:                      Senior Vice President

Acceptance by Escrowee

Escrowee acknowledges receipt of the foregoing Agreement and accepts the instructions contained therein.

Dated:   _______________ __, 2008

ESCROWEE:

CHARTER TITLE COMPANY

By:
  Name:                      ________________________
  Title:                                 ________________________

Exhibit A

DESCRIPTION OF LAND

LEGAL DESCRIPTION

Commonly referred to as: 2800 Post Oak Boulevard, Houston, Texas (as to Tracts I and II)

3009 South Post Oak Boulevard, Houston, Texas (as to Tract III)

Cont'd on following page

Exhibit B

ESCROW AGREEMENT

AGREEMENT made as of the _____ day of ___________, 2008, by and between CHARTER TITLE COMPANY ("Escrowee"), TRANSCO TOWER LIMITED, a Texas limited partnership ("Seller"), and HINES REIT PROPERTIES, L.P., a Delaware limited partnership ("Purchaser").

WITNESSETH :

WHEREAS, Seller and Purchaser will simultaneously with the execution and delivery of this Agreement enter into a contract of sale dated of even date herewith (the "Contract") for the sale by Seller to Purchaser of the premises, located at 2800 Post Oak Boulevard, Houston, Texas and 3009 South Post Oak Boulevard, Houston, Texas, all as more particularly described in the Contract (the "Property");

WHEREAS, Seller and Purchaser have agreed with each other to place the Thirty Million Dollar ($30,000,000) downpayment (the "Downpayment") toward the purchase price of the Property, required pursuant to Section 1.02 of the Contract, in escrow with Escrowee pending the closing of the sale of the Property to Purchaser or termination of the Contract, all in accordance with the terms and provisions of the Contract; and

WHEREAS, Escrowee is willing to hold the Downpayment in escrow on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.  (a)  Purchaser hereby delivers to Escrowee Twenty Five Million Dollars ($25,000,000) of the Downpayment either by good unendorsed broker-certified check, subject to collection, made payable to the order of "Charter Title Company, as escrow agent" or  by immediately available funds to be wired to the account and pursuant to the wiring instructions of Escrowee provided in the Contract.  Receipt of such check by Escrowee or of such funds by Escrowee, subject to collection, is hereby acknowledged.  In addition, Purchaser and Seller have instructed Shearman & Sterling LLP, as initial escrowee under the Contract, to transfer to Escrowee Five Million Dollars ($5,000,000) of the Downpayment, plus any interest earned thereon from the date Purchaser delivered such amount to Shearman & Sterling LLP, as provided in the Contract.  Following collection, Escrowee shall invest the Downpayment in a cash reserve account with [Citibank, N.A.], at such a yield as shall be available.  Escrowee shall use reasonable efforts to keep the Downpayment invested for a period to end prior to, but as nearly contemporaneous as is reasonable with, the date of the actual closing under the Contract (the "Closing Date"), having due regard to the fact that the Downpayment must be available on or before the Closing Date.  Escrowee shall bear no liability for any loss occasioned by investment of the Downpayment as herein provided, by any delays in investing or reinvesting the Downpayment or by any failure to achieve the maximum possible yield from the  Downpayment.

(b)           The Downpayment, plus any interest earned from the investment thereof in accordance with the terms of this Agreement, less any and all transaction or account fees, costs, expenses or charges, including, without limitation, brokerage and custodial fees, attributable to such investment (such sum hereinafter called the "Invested Downpayment"), shall be delivered by Escrowee to Seller, to Purchaser or, if pursuant to paragraph 4 hereof, to a substitute impartial party or a court having appropriate jurisdiction, in accordance with the terms of this Agreement.  Delivery of the Invested Downpayment in accordance with the terms of this Agreement shall be made by uncertified, unendorsed check of Escrowee or by cashier's check, at Escrowee's option.  Escrowee agrees, upon request, to provide the parties with its computation of the Invested Downpayment.  Without limiting paragraphs 6 and 7 hereof, it shall be conclusively presumed that:  (i) any and all investments made by Escrowee in [Citibank, N.A.], are authorized and permitted under the terms of this Agreement; (ii) the parties hereto have agreed to and concurred in all such investments; (iii) by so investing the Downpayment, Escrowee has complied with its investment obligations pursuant to this Agreement; and (iv) Escrowee's computation of the Invested Downpayment is correct in the absence of manifest error.

2.  (a)  If the sale of the Property contemplated in the Contract shall be consummated, then at the time of the consummation of such transaction, Escrowee shall deliver to Seller the Invested Downpayment against a signed receipt therefor.

(b)  Notwithstanding the provisions of paragraph 2(a) above, if Escrowee shall receive written instructions signed by both Purchaser and Seller, specifying the party to whom the Invested Downpayment is to be delivered (the "Designated Party") and the time and place where the same is to be delivered, Escrowee shall deliver the same in accordance with such written instructions, such delivery to be made against a signed receipt therefor from the Designated Party.

(c)  Upon the delivery of the Invested Downpayment in accordance with this paragraph 2, Escrowee shall thereupon be relieved of and discharged and released from any and all liability hereunder and with respect to the Invested Downpayment.

3.  If, at any time Escrowee shall receive a certificate of either Seller or Purchaser (the "Certifying Party") to the effect that:  (i) the other party (the "Other Party") has defaulted under the Contract or that the Contract has otherwise been terminated or cancelled; (ii) a copy of the certificate and a statement in reasonable detail of the basis for the claimed default, termination or cancellation was mailed as provided herein to the Other Party prior to or contemporaneous with the giving of such certificate to Escrowee; and (iii) in the case of a claimed default, to the knowledge of the Certifying Party, the claimed default has not been cured, then, Escrowee shall promptly send a copy of such certificate to the Other Party and unless Escrowee shall have received contrary instructions from the Other Party within ten (10) days of Escrowee's mailing of said certificate (time being of the essence with respect to this ten (10) day period), Escrowee shall, within ten (10) days of the expiration of such ten (10) day period, deliver the Invested Downpayment to the Certifying Party and thereupon be relieved of and discharged and released from any and all liability hereunder and with respect to the Invested Downpayment.  If Escrowee shall receive contrary instructions from the Other Party within ten (10) days of Escrowee's sending of said certificate (TIME BEING OF THE ESSENCE with respect to this ten (10) day period), Escrowee shall not so deliver the Invested Downpayment but shall hold or deposit the same in accordance with the terms of paragraph 4 hereof.

4.  In the event that:  (i) Escrowee shall not have received instructions pursuant to this Agreement on or prior to the latest of the originally scheduled Closing Date and all new Closing Dates, if any (the "Latest Closing Date"); (ii) the closing under the Contract shall not have occurred on or prior to the Latest Closing Date; (iii) Escrowee shall receive contrary instructions from the parties hereto; (iv) any dispute shall arise as to any matter arising under this Agreement; (v) any alleged default by Seller or Purchaser under the Contract shall occur; or (vi) there shall be any uncertainty as to the meaning or applicability of any of the provisions hereof, Escrowee's duties, rights or responsibilities hereunder or any written instructions received by Escrowee pursuant hereto, Escrowee may, at its option at any time thereafter, deposit the funds and/or instruments then being held by it in escrow into any court having appropriate jurisdiction, or take such affirmative steps as it may elect in order to substitute an impartial party to hold any and all escrowed funds and/or instruments, and upon making such deposit, shall thereupon be relieved of and discharged and released from any and all liability hereunder and with respect to the Invested Downpayment or any portion thereof so deposited.

5.  Escrowee shall be entitled to rely upon the authenticity of any signature and the genuineness and/or validity of any writing received by Escrowee pursuant to or otherwise relating to this Agreement.

6.  Seller and Purchaser recognize and acknowledge that Escrowee is serving without compensation and solely as an accommodation to the parties hereto and they each agree that Escrowee shall not be liable to either of the parties for any error of judgment, mistake or act or omission hereunder or any matter or thing arising out of its conduct hereunder, except for Escrowee's willful misfeasance or gross negligence.

7.  Seller and Purchaser jointly and severally agree to indemnify and hold harmless Escrowee from and against any and all costs, claims, damages or expenses (including, without limitation,  reasonable attorneys' fees and disbursements) howsoever occasioned that may be incurred by Escrowee acting under this Agreement (including, without limitation,  any costs incurred by Escrowee pursuant to paragraph 4 hereof) or to which Escrowee may be put in connection with Escrowee acting under this Agreement, except for costs, claims or damages arising out of Escrowee's willful misfeasance or gross negligence.

8.  If Seller and/or Purchaser (each separately being the "Entity") is comprised of more than one party, each such party comprising the Entity shall be jointly and severally liable for the obligations of the Entity hereunder.

9.  All notices, certificates and other communications permitted hereunder shall be in writing and shall be deemed duly served and given two (2) Business Days after mailed by registered or certified mail, return receipt requested, postage prepaid, at a regularly maintained branch of the United States Postal Service or one (1) Business Day after mailed by nationally recognized overnight delivery service (such as Federal Express) and addressed as follows:

If to Purchaser:

Hines REIT Properties, L.P.
c/o Hines Interests Limited Partnership
2800 Post Oak Boulevard, Suite 5000
Houston, Texas  77056-6118
Attention:  Charles N. Hazen
Fax:  (713) 966-7851

with a copy to:

Hines REIT Properties, L.P.
c/o Hines Interests Limited Partnership
2800 Post Oak Boulevard, Suite 5000
Houston, Texas  77056-6118
Attention:  Jason P. Maxwell – Legal
Fax:  (713) 966-2705

If to Seller:                                           Transco Tower Limited
c/o Fosterlane Management Corporation
400 Northcreek, Suite 700
3715 Northside Parkway
Atlanta, Georgia  30327
Attention:  Vice President
Fax: (404) 848-8039

With a copy to:	Shearman & Sterling LLP

599 Lexington Avenue

New York, New York 10022

Attention: Chris M. Smith (3724/9)

Fax: (646) 848-8238

If to Escrowee:                                Charter Title Company
717 Texas Avenue, Suite 1700
Houston, Texas 77002
Attention:  Garry Carr
Fax:  (713) 222-7213

Each party may, by notice as aforesaid, designate such other person or persons and/or such other address or addresses for the receipt of notices.  Copies of all notices, certificates or other communications relating to this Agreement in respect to which Escrowee is not the addressee or sender shall be sent to Escrowee in the manner hereinabove set forth.

10.  (a)  Seller and Purchaser agree that Escrowee is to act as the parties' nominee in investing the Downpayment pursuant to this Agreement and in collecting the interest earned on the Invested Downpayment on behalf of the parties.  Seller and Purchaser each agree to complete the forms necessary to comply with the backup withholding and interest reporting regulations under the Internal Revenue Code of 1986, as amended, or any successor thereto, including, without limitation, Form W-9, a separate copy of which is to be completed by Seller and Purchaser and delivered to Escrowee contemporaneously with the execution and delivery of this Agreement.

(b)  Unless Seller shall have delivered to Escrowee a Form W-8 (Nonresident Alien Certification), Seller certifies under penalties of perjury that (1) the number shown under Seller's signature is the correct tax identification number of Seller and (2) the account to be established by Escrowee, insofar as applicable to Seller, is not subject to back-up withholding either because Seller has not been notified by the Internal Revenue Service that Seller is subject to back-up withholding due to underreporting of interest or dividends or the IRS has notified Seller that Seller is no longer subject to such back-up withholdings.

(c)  Unless Purchaser shall have delivered to Escrowee a Form W-8 (Nonresident Alien Certification), Purchaser certifies under penalties of perjury that (1) the number shown under Purchaser's signature is the correct tax identification number of Purchaser and (2) the account to be established by Escrowee, insofar as applicable to Purchaser, is not subject to back-up withholding either because Purchaser has not been notified by the Internal Revenue Service that Purchaser is subject to back-up withholding due to underreporting of interest or dividends or the IRS has notified Purchaser that Purchaser is no longer subject to such back-up withholdings.

11.  This Agreement shall be binding on and inure to the benefit of all parties hereto and their respective successors and permitted assigns and may not be modified or amended orally, but only in writing signed by all parties hereto.  Neither Seller nor Purchaser may assign its rights or obligations under this Agreement to any party other than a party to whom Seller or Purchaser, as applicable, assigns its right, title and interest in, to and under the Contract and no permitted assignment by Purchaser or Seller should be effective unless and until such party shall have delivered to Escrowee (i) written notice of such assignment and (ii) an assumption agreement with respect to all of the obligations of the assigning party hereunder.

12.  The undersigned hereby submit to personal jurisdiction in the State of Texas for all matters, if any, which shall arise with respect to this Agreement, and waive any and all rights under the law of any other state or country to object to jurisdiction within the State of Texas or to institute a claim of forumnonconveniens with respect to any court in the State of Texas for the purposes of litigation with respect to this Agreement.

13.  If any term, condition or provision of this Agreement, or the application thereof to any circumstance or party hereto, shall ever be held to be invalid or unenforceable, then in each such event the remainder of this Agreement or the application of such term, condition or provision to any other circumstance or party hereto (other than those as to which it shall be invalid or unenforceable) shall not be thereby affected, and each term, condition and provision hereof shall remain valid and enforceable to the fullest extent permitted by law.

14.  This Agreement may be executed in any number of counterparts, each counterpart for all purposes being deemed an original, and all such counterparts shall together constitute only one and the same agreement.

[Signature Page Follows]

        Exh. B -

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

SELLER:

TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

20-0200127
Federal Taxpayer Identification Number

PURCHASER:

______________________
HINES REIT PROPERTIES, L.P.,
a Delaware limited partnership

By:           Hines Real Estate Investment Trust, Inc.,
a Maryland corporation, its general partner

By:
Name:
Title:

Federal Taxpayer Identification Number

[Signatures Continue on Next Page]                                                                                     ESCROWEE:

CHARTER TITLE COMPANY

By:
Name:
Title:

        Exh. B -

Exhibit C

PERMITTED EXCEPTIONS

The matters set forth below as listed on Schedule B to the Pro Forma of Title Insurance as approved by Purchaser:

1.
Those recorded in Film Code No. 563167 of the Map Records of Harris County, Texas (as to Tract III), but omitting any covenant or restriction based on race, color, religion, sex, handicap, familial status or national origin unless and only to the extent that said covenant (a) is exempt under Chapter 42, Section 3607 of the United States Code or (b) relates to handicap but does not discriminate against handicapped persons.

2.
Driveway easement agreement dated September 22, 1981, between Post Oak Associates III, Limited and Post Oak/Alabama Partnership, filed for record in the office of the County Clerk of Harris County, Texas, under County Clerk's File No. H211092, as modified by Acknowledgement and Agreement Regarding Driveway Costs, dated December 28, 2000, filed under Harris County Clerk's File Number(s) U814833, as shown on foot notes of survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, last revised November 9, 2007. (as to Tracts I and I) (B))

3.
Water meter easements granted to the City of Houston by Instrument dated July 7, 1981, filed for record in the office of the County Clerk of Harris County, Texas, under County Clerk's File No. H631004, as shown on survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, last revised November 9, 2007. (as to Tract I)

4.
Easements granted to the Houston Lighting & Power Company by instrument dated April 11, 1984, filed for record in the office of the County Clerk of Harris County, Texas, under County Clerk's File No. J534939, as shown on survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, last revised November 9, 2007, same being more particularly described as follows:

(a)   Five (5) feet in width and 34.52 feet in length easement, the location of which is shown by a crosshatched area on Sketch No. W-84-061, attached thereto and made a part thereof. (as to Tract I)

(b)   Fourteen (14) feet in width and seventeen (17) feet in length easement for manhole purposes, the location of which is shown by a shaded area on said attached sketch. (as to Tract I)

5.
Permission to build over City easement granted by instrument dated February 3, 1982, filed for record in the office of the County Clerk of Harris County, Texas, under County Clerk's File No. H465011 for permission to encroach into a waterline easement with concrete paving for driveway purposes only, as shown on foot notes of survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, last revised November 9, 2007. (as to Tract I)

6.
Skybridge agreement dated September 22, 1981, between Tower Limited, Galleria Limited and Post/Alabama Partnership, filed for record in the office of the County Clerk of Harris County, Texas, under County Clerk's File No. H211093, as shown on survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, last revised November 9, 2007. (as to Tract I)

7.
An easement granted to Southwestern Bell Telephone Co. as set out in instrument filed under Harris County Clerk's File Number(s) P743516, as shown on survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, as shown on survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, last revised November 9, 2007. (as to Tract I)

8.
Easements granted to the Houston Lighting & Power Company by instrument dated April 11, 1981, filed for record in the office of the County Clerk of Harris County, Texas, under County Clerk's File No. J534938, as shown on survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, last revised November 9, 2007, being more particularly described as follows:

(a)   Easement for manhole purposes, at two (2) separate locations (10 feet by 14 feet, and 14 feet by 14 feet easements) each of which is shown by a shaded area on Sketch No. W-84-061, attached thereto and made a part thereof. (as to Tract II)

(b)   Ten (10) feet wide easement, the location of which is shown by a crosshatched area on said attached sketch. (as to Tract II)

(c)   Five (5) feet wide easement, the location of which is shown by a crosshatched area on said attached sketch. (as to Tract II)

9.
Park agreement dated September 22, 1981, between Post Oak Associates III, Limited and Post Oak/Alabama partnership, filed for record in the office of the County Clerk of Harris County, Texas, under County Clerk's File No. H211091, as modified by Acknowledgement and Agreement Regarding Construction Costs of Park Site, dated December 28, 2000, filed under Harris County Clerk's File Number(s) U814834, as shown on foot notes of survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, last revised November 9, 2007. (as to Tracts I and II)

10.
Water meter easement containing 0.0046 acres (200.00 square feet), more or less, granted to the City of Houston by instrument dated October 18, 1984, filed for record in the office of the County Clerk of Harris County, Texas, under County Clerk's File No. J836555, as shown on survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. NO. 5530 dated October 19, 2007, last revised November 9, 2007. (as to Tract II)

11.
Street right-of-way dedication to the City of Houston as set out in instrument filed under Harris County Clerk's File Number(s) P916321, as shown on survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, last revised November 9, 2007. (as to Tract II)

12.
Twenty five (25) foot building setback line over the Easterly line of subject property, as shown on the plat recorded in Film Code No. 563167, of the Map Records of Harris County, Texas, as shown on survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, last revised November 9, 2007. (as to Tract III)

13.
Ten (10) foot building setback line over the South line of subject property, as shown on the plat recorded in Film Code No. 563167, of the Map of Harris County, Texas, as shown on survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. NO. 5530 dated October 19, 2007, last revised November 9, 2007. (as to Tract III)

14.
Twenty five (25) foot building setback line over the West line of subject property, as shown on the plat recorded in Film Code No. 563167, of the Map Records of Harris County, Texas, as shown on survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, last revised November 9, 2007. (as to Tract III)

15.
Easement for electric distribution facilities over the Southwest corner of this property, granted to Houston Lighting and Power Company by instrument recorded under Harris County Clerk's File Number(s) H900079, as shown on survey prepared by Southwest Land Surveying Co., under the supervision of Fred F. Lawton R.P.L.S. No. 5530 dated October 19, 2007, last revised November 9, 2007. (as to Tract III)

16.	Right of tenants in possession, as tenants only, under unrecorded lease agreements, including the following:

Unrecorded leases dated June 2, 2006, between Transco Tower Limited, as Landlord, and Wachovia Bank, N.A., as Tenant, as reflected in instrument filed under Harris County Clerk's File Number(s) Z408720 and Z408721. (as to Tract I)

        Exh. C -

Exhibit D

THREATENED PARTIAL CONDEMNATION

•	Letter dated November 7, 2006 from Metropolitan Transit Authority regarding preliminary projects to meet Houston's transit needs

•	Letter dated January 9, 2007 from Metropolitan Transit Authority regarding preliminary projects to meet Houston's transit needs

•	Letter dated March 12, 2007 from Metropolitan Transit Authority regarding proposal for Guided Rapid Transit line

•
Letter dated November 26, 2007 from Lewis Realty Advisors regarding its retention by Metropolitan Transit Authority to contract with independent appraisers to complete appraisals of Parcel 07 (Waterwall)

•
Letter dated November 26, 2007 from Lewis Realty Advisors regarding its retention by Metropolitan Transit Authority to contract with independent appraisers to complete appraisals of Parcel 08 (Williams Tower)

•	Letter dated February 19, 2008 from Metropolitan Transit Authority regarding Lewis Realty Advisors

•	Letter dated February 29, 2008 from Lewis Realty Advisors regarding its representation of the Metropolitan Transit Authority

        Exh. D -

Exhibit E-1

PROPERTY LEASES AND LICENSES

ABC, Inc. (f/k/a Capital City Communications, Inc.)

•	Antenna Site License Agreement, dated as of February 2, 1994, between TRANSCO TOWER LIMITED, as licensor, and CAPITAL CITIES COMMUNICATIONS, INC., as licensee.

•	First Amendment to the Transco Tower Communication Equipment License, dated as of October 1, 1994, between TRANSCO TOWER, LTD., as licensor, and CAPITAL CITIES COMMUNICATIONS, INC., as licensee.

•
First Amendment and Renewal to Antenna Site License Agreement, dated as of November 17, 1998, between TRANSCO TOWER LIMITED, as licensor, and ABC, INC. (FKA CAPITAL CITIES COMMUNICATIONS, INC.), as licensee.

•	Third Amendment to Communication Equipment License, dated as of January 31, 2001, between TRANSCO TOWER LIMITED, as licensor, and ABC, INC./KTRK (FKA CAPITAL CITIES COMMUNICATIONS), as licensee.

•	Fourth Amendment to Communication Equipment License, dated as of January 31, 2006, between TRANSCO TOWER LIMITED, as licensor, and KTRK TELEVISION, INC., as licensee.

•	Letter re: Request for Licensor's Consent to Assignment of Communication Equipment License, dated as of July 28, 2006, between TRANSCO TOWER LIMITED, as licensor, and ABC, INC., as licensee.

•
Assignment and Assumption of License, dated as of July 28, 2006, among TRANSCO TOWER LIMITED, as landlord, ABC, INC. (FKA CAPITAL CITIES COMMUNICATIONS, INC.), as assignor, CC TEXAS HOLDING CO., INC., as interim assignee, and KTRK TELEVISION, INC., as assignee.

Arch Insurance Company

•	Lease Agreement, dated as of August 29, 2003, between TRANSCO TOWER LIMITED, as landlord, and ARCH INSURANCE COMPANY, as tenant.

AT&T Communications of the Southwest, Inc.

•	Telecommunications License Agreement, dated as of August 31, 2005, between TRANSCO TOWER LIMITED, as licensor, and AT&T COMMUNICATIONS OF THE SOUTHWEST, INC., as licensee.

•	Letter re: Telecommunications License Agreement, dated as of May 31, 2007, by AT&T COMMUNICATIONS OF THE SOUTHWEST, INC., as licensee.

Axia Partners, LP

•	Lease Agreement, dated as of February 2, 2006, between TRANSCO TOWER LIMITED, as landlord, and AXIA PARTNERS, LP D/B/A AXIA RESOURCES, as tenant.

•	First Amendment of Lease, dated as of March 9, 2006, between TRANSCO TOWER LIMITED, as landlord, and AXIA PARTNERS, LP D/B/A AXIA RESOURCES, as tenant.

•	Declaration of Commencement Date of Lease, dated as of April 1, 2006, between TRANSCO TOWER LIMITED, as landlord, and AXIA PARTNERS, LP D/B/A AXIA RESOURCES, as tenant.

•	Second Amendment of Lease, dated as of December 5, 2006, between TRANSCO TOWER LIMITED, as landlord, and AXIA PARTNERS, LP D/B/A AXIA RESOURCES, as tenant.

•
Letter re: Request for Landlord's Consent to Sublease of Lease, dated as of December 27, 2006, between TRANSCO TOWER LIMITED, as landlord, AXIA PARTNERS, L.P., as tenant, and Hellmuth, Obata & Kassabaum, L.P., as subtenant.

BKD, LLP

•	Lease Agreement, dated as of October 31, 2005, between TRANSCO TOWER LIMITED, as landlord, and BKD, LLP, as tenant.

•	Subordination, Non-Disturbance and Attornment Agreement, dated as of December 12, 2005, among TRANSCO TOWER LIMITED, as landlord, BKD, LLP, as tenant, and POA HOLDINGS, LLC, as mortgagee.

•	Subordination, Non-Disturbance and Attornment Agreement, dated as of December 16, 2005, among TRANSCO TOWER LIMITED, as landlord, BKD, LLP, as tenant, and POA HOLDINGS, LLC, as mortgagee.

•	Declaration of Commencement Date of Lease, dated as of May 9, 2006, between TRANSCO TOWER LIMITED, as landlord, and BKD, LLP, as tenant.

•	First Amendment to Lease Agreement, dated as of January 31, 2007, between TRANSCO TOWER LIMITED, as landlord, and BKD, LLP, as tenant.

•	Second Amendment to Lease Agreement, dated as of May 24, 2007, between TRANSCO TOWER LIMITED, as landlord, and BKD, LLP, as tenant.

•	Letter re: Temporary Storage Agreement, dated as of August 7, 2007, between TRANSCO TOWER LIMITED, as landlord, and BKD LLP, as tenant.

•	Letter re: Temporary Storage Agreement, dated as of September 4, 2007, between TRANSCO TOWER LIMITED, as landlord, and BKD LLP, as tenant.

BNP Petroleum Corporation

•	Lease Agreement, dated as of December 23, 2003, between TRANSCO TOWER LIMITED, as landlord, and BNP PETROLEUM CORPORATION, as tenant.

•	First Amendment to Lease Agreement, dated as of July 28, 2004, between TRANSCO TOWER LIMITED, as landlord, and BNP PETROLEUM CORPORATION, as tenant.

•	Second Amendment to Lease Agreement, dated as of September 15, 2004, between TRANSCO TOWER LIMITED, as landlord, and BNP PETROLEUM CORPORATION, as tenant.

•	Declaration of Commencement Date of Lease and Expansion Effective Date, dated as of October 17, 2005, between TRANSCO TOWER LIMITED, as landlord, and BNP PETROLEUM CORPORATION, as tenant.

•	Third Amendment to Lease Agreement, dated as of October 25, 2006, between TRANSCO TOWER LIMITED, as landlord, and BNP PETROLEUM CORPORATION, as tenant.

•	Fourth Amendment to Lease Agreement, dated as of July 31, 2007, between TRANSCO TOWER LIMITED, as landlord, and BNP PETROLEUM CORPORATION, as tenant.

CB Richard Ellis Services, Inc.

•	Lease Agreement, dated as of July, 2006, between TRANSCO TOWER LIMITED, as landlord, and CB RICHARD ELLIS SERVICES, INC., as tenant.

•
Subordination, Non-Disturbance, and Attornment Agreement, dated as of July, 2006, among TRANSCO TOWER LIMITED, as landlord, CB RICHARD ELLIS SERVICES, INC., as tenant, and POA HOLDINGS, LLC, as mortgagee.

•	Declaration of Commencement Date of Lease, dated as of December 28, 2006, between TRANSCO TOWER LIMITED, as landlord, and CB RICHARD ELLIS SERVICES, INC., as tenant.

•	First Amendment of Lease, dated as of March 12, 2007, between TRANSCO TOWER LIMITED, as landlord, and CB RICHARD ELLIS SERVICES, INC., as tenant.

Citicorp North America, Inc.

•	Guaranty, dated as of July 25, 2006, by CITIGROUP INC., as guarantor.

•	Lease Agreement, dated as of July 31, 2006, between TRANSCO TOWER LIMITED, as landlord, and CITICORP NORTH AMERICA, INC., as tenant.

•
Subordination, Non-Disturbance, and Attornment Agreement, dated as of July, 2006, among TRANSCO TOWER LIMITED, as landlord, CITICORP NORTH AMERICA, INC., as tenant, and POA HOLDINGS, LLC, as mortgagee.

•	First Amendment to Lease Agreement, dated as of August 30, 2006, between TRANSCO TOWER LIMITED, as landlord, and CITICORP NORTH AMERICA, INC., as tenant.

•	Second Amendment to Lease Agreement, dated as of June 29, 2007, between TRANSCO TOWER LIMITED, as landlord, and CITICORP NORTH AMERICA, INC., as tenant.

CMH & Associates, L.L.C

•	Letter re: Temporary Storage Agreement, dated as of January 28, 2002, between TRANSCO TOWER LIMITED, as landlord, and CMH & ASSOCIATES, L.L.C., as tenant.

Cogent Communications, Inc.

•	Telecommunications License Agreement, dated as of August 22, 2002, between TRANSCO TOWER LIMITED, as licensor, and COGENT COMMUNICATIONS, INC., as licensee.

•	Letter re: 2800 Post Oak Boulevard, Houston, TX, dated as of May 31, 2007, by COGENT COMMUNICATIONS, INC., as licensee.

John F. Demartini

•	Lease Agreement, dated as of April 1, 1997, between TRANSCO TOWER LIMITED, as lessor, and DR. JOHN F. DEMARTINI, as lessee.

•	First Amendment to Lease, dated as of April 30, 2002, between TRANSCO TOWER LIMITED, as lessor, and JOHN F. DEMARTINI, as lessee.

•	Second Amendment to Lease, dated as of April 20, 2005, between TRANSCO TOWER LIMITED, as lessor, and JOHN F. DEMARTINI, as lessee.

EDI Architecture, Inc.

•	Lease Agreement, dated as of October 31, 2005, between TRANSCO TOWER LIMITED, as landlord, and EDI ARCHITECTURE, INC., as tenant.

•	First Amendment to Lease Agreement, dated as of March 10, 2006, between TRANSCO TOWER LIMITED, as landlord, and EDI ARCHITECTURE, INC., as tenant.

•	Second Amendment to Lease Agreement, dated as of August 1, 2006, between TRANSCO TOWER LIMITED, as landlord, and EDI ARCHITECTURE, INC., as tenant.

•	Third Amendment to Lease Agreement, dated as of May 22, 2007, between TRANSCO TOWER LIMITED, as landlord, and EDI ARCHITECTURE, INC., as tenant.

•	Declaration of Commencement Date of Lease, dated as of August 15, 2007, between TRANSCO TOWER LIMITED, as landlord, and EDI ARCHITECTURE, INC., as tenant.

Entelligence, LLC

•	Lease Agreement, dated as of March, 2006, between TRANSCO TOWER LIMITED, as landlord, and ENTELLIGENCE, LLC, as tenant.

Joseph Duc Nguyen and Kim Hoang d/b/a Flair Cleaners

•	Lease Agreement, dated as of January 17, 1996, between TRANSCO TOWER LIMITED, as lessor, and JOSEPH DUC NGUYEN AND KIM HOANG D/B/A FLAIR CLEANERS, as lessee.

•	First Amendment to Lease Agreement, dated as of January 25, 1999, between TRANSCO TOWER LIMITED, as landlord, and JOSEPH DUC NGUYEN AND KIM HOANG D/B/A FLAIR CLEANERS, as tenant.

•	Second Amendment to Lease Agreement, dated as of February 1, 2004, between TRANSCO TOWER LIMITED, as landlord, and JOSEPH DUC NGUYEN AND KIM HOANG D/B/A FLAIR CLEANERS, as tenant.

Fleishman-Hillard, Inc.

•	Lease Agreement, dated as of October 13, 1994, between TRANSCO TOWER LIMITED, as lessor, and MISKO, HOWIE & SWEENEY, L.L.P., as lessee.

•	First Amendment to Lease Agreement, dated as of January 4, 1995, between TRANSCO TOWER LIMITED, as lessor, and MISKO, HOWIE & SWEENEY, L.L.P., as lessee.

•	Declaration of Commencement Date of Lease, dated as of March 3, 1995, between TRANSCO TOWER LIMITED, as lessor, and MISKO, HOWIE & SWEENEY, L.L.P., as lessee.

•	Second Amendment to Lease Agreement, dated as of August 29, 1995, between TRANSCO TOWER LIMITED, as lessor, and MISKO, HOWIE & SWEENEY, L.L.P., as lessee.

•
Assignment and Assumption of Lease Agreement, dated as of February 1, 1996, between MISKO & HOWIE (AS SUCCESSOR IN INTEREST TO MISKO, HOWIE & SWEENY, L.L.P.), as assignor, and FLEISHMAN-HILLARD, INC., as assignee.

•	Consent to Assignment of Lease Agreement and Release of Guaranty, dated as of March 14, 1996, by TRANSCO TOWER LIMITED, as lessor.

•
Letter re: Request for Lessor's Consent to Lessee's Assignment Lease Pursuant to Merger, dated as of August 26, 1997, between TRANSCO TOWER LIMITED, as lessor, and FLEISHMAN-HILLARD, INC., SUCCESSOR IN INTEREST TO MISKO, HOWIE & SWEENEY, L.L.P., as lessee.

•	Third Amendment to Lease Agreement, dated as of February 24, 2000, between TRANSCO TOWER LIMITED, as lessor, and FLEISHMAN-HILLARD, INC., as lessee.

•	Fourth Amendment to Lease Agreement, dated as of February 13, 2003, between TRANSCO TOWER LIMITED, as landlord, and FLEISHMAN-HILLARD, INC., as tenant.

•	Fifth Amendment to Lease Agreement, dated as of March 1, 2006, between TRANSCO TOWER LIMITED, as landlord, and FLEISHMAN-HILLARD, INC., as tenant.

•	Sixth Amendment to Lease Agreement, dated as of June 2, 2006, between TRANSCO TOWER LIMITED, as landlord, and FLEISHMAN-HILLARD INC., SUCCESSOR TO MISKO, HOWIE & SWEENEY, L.L.P., as tenant.

•	Seventh Amendment to Lease Agreement, dated as of July 25, 2006, between TRANSCO TOWER LIMITED, as landlord, and FLEISHMAN-HILLARD INC., SUCCESSOR TO MISKO, HOWIE & SWEENEY, L.L.P., as tenant.

•	Declaration of Commencement Date of Lease, dated as of August 28, 2006, between TRANSCO TOWER LIMITED, as landlord, and FLEISHMAN-HILLARD INC., as tenant.

•	Eighth Amendment to Lease Agreement, dated as of April 30, 2007, between TRANSCO TOWER LIMITED, as landlord, and FLEISHMAN-HILLARD INC., SUCCESSOR TO MISKO, HOWIE & SWEENEY, L.L.P., as tenant.

Freebird Partners, LP

•	Lease Agreement, dated as of November 12, 2002, between TRANSCO TOWER LIMITED, as landlord, and FREEBIRD PARTNERS, LP, as tenant.

•	First Amendment to Lease Agreement, dated as of May 10, 2004, between TRANSCO TOWER LIMITED, as landlord, and FREEBIRD PARTNERS, L.P., as tenant.

•	Second Amendment to Lease Agreement, dated as of December 15, 2004, between TRANSCO TOWER LIMITED, as landlord, and FREEBIRD PARTNERS, L.P., as tenant.

•	Third Amendment to Lease Agreement, dated as of June 21, 2005, between TRANSCO TOWER LIMITED, as landlord, and FREEBIRD PARTNERS, L.P., as tenant.

•	Declaration of Commencement Date of Lease, dated as of October 17, 2005, between TRANSCO TOWER LIMITED, as landlord, and FREEBIRD PARTNERS, L.P., as tenant.

•	Fourth Amendment to Lease Agreement, dated as of June 19, 2007, between TRANSCO TOWER LIMITED, as landlord, and FREEBIRD PARTNERS, L.P., as tenant.

Gevity HR, Inc.

•	Lease Agreement, dated as of June 24, 2005, between TRANSCO TOWER LIMITED, as landlord, and GEVITY HR, Inc., as tenant.

•	Letter re: ROFR Option, dated as of December 19, 2005, between TRANSCO TOWER LIMITED, as landlord, and GEVITY HR, Inc., as tenant.

GJR Title Services, Inc.

•	Lease Agreement, dated as of August 5, 2005, between TRANSCO TOWER LIMITED, as landlord, and GJR TITLE SERVICES, INC., as tenant.

Hellmuth, Obata & Kassabaum, L.P.

•	Lease Agreement, dated as of November 23, 2004, between TRANSCO TOWER LIMITED, as landlord, and HELLMUTH, OBATA & KASSABAUM, INC., as tenant.

•	Guaranty, dated as of December 2, 2004, by HOK, INC., as guarantor.

•	Letter re: ROFR Option, dated as of November 22, 2005, between HINES, as property manager, and HELLMUTH, OBATA, KASSABAUM, INC., as tenant.

•	First Amendment to Lease Agreement, dated as of January 31, 2006, between TRANSCO TOWER LIMITED, as landlord, and HELLMUTH, OBATA & KASSABAUM, L.P., as tenant.

•	Declaration of Commencement Date of Lease, dated as of May 15, 2006, between TRANSCO TOWER LIMITED, as landlord, and HELLMUTH, OBATA & KASSABAUM, L.P., as tenant.

Highrise Electrical Technologies Incorporated

•	Letter re: Temporary Storage Agreement, dated as of August 31, 2005, between TRANSCO TOWER LIMITED, as landlord, and HIGHRISE ELECTRICAL TECHNOLOGIES INCORPORATED, as tenant.

•	Amendment of Letter Agreement Relating to Temporary Storage, dated as of January 1, 2007, between TRANSCO TOWER LIMITED, as landlord, and HIGHRISE ELECTRICAL TECHNOLOGIES INCORPORATED, as tenant.

Hines Interests Limited Partnership (Corporate Office)

•	Letter re: Temporary Storage Agreement, dated as of January 19, 2000, between TRANSCO TOWER LIMITED, as landlord, and HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

•	Letter re: Level 47 Election Notice, dated as of August 20, 2003, by HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

•
Letter re: Lease Agreement between Transco Tower Limited and Hines Interests Limited Partnership, dated as of June 13, 2005, between HINES, as property manager, and HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

•	Lease Agreement, dated as of July 23, 2003, between TRANSCO TOWER LIMITED, as landlord, and HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

•	Amendment to Lease Agreement, dated as of December 29, 2005, between TRANSCO TOWER LIMITED, as landlord, and HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

•	Declaration of Commencement Date of Lease, dated as of March 1, 2006, between TRANSCO TOWER LIMITED, as landlord, and HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

•	Second Amendment to Lease Agreement, dated as of April 20, 2006, between TRANSCO TOWER LIMITED, as landlord, and HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

•	Third Amendment to Lease Agreement, dated as of November 1, 2006, between TRANSCO TOWER LIMITED, as landlord, and HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

•	Fourth Amendment to Lease Agreement, dated as of July 31, 2007, between TRANSCO TOWER LIMITED, as landlord, and HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

•	Fifth Amendment to Lease Agreement, dated September 30, 2007, by and between TRANSCO TOWER LIMITED, as landlord, and HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

Hines Interests Limited Partnership (Property Management Office)

•	Lease Agreement, dated as of October 19, 1998, between TRANSCO TOWER LIMITED, as lessor, and HINES INTERESTS LIMITED PARTNERSHIP, as lessee.

•	First Amendment to Lease Agreement, dated as of October 19, 2001, between TRANSCO TOWER LIMITED, as landlord, and HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

•	Reinstatement and Second Amendment to Lease Agreement, dated as of October 19, 2004, between TRANSCO TOWER LIMITED, as landlord, and HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

•	Reinstatement and Third Amendment to Lease Agreement, dated as of October 19, 2007, by and between TRANSCO TOWER LIMITED, as landlord, and HINES INTERESTS LIMITED PARTNERSHIP, as tenant.

Hines Real Estate Securities, Inc.

•	Lease Agreement, dated as of August 29, 2003, between TRANSCO TOWER LIMITED, as landlord, and HINES REAL ESTATE SECURITIES, INC., as tenant.

•	First Amendment of Lease, dated as of May 10, 2004, between TRANSCO TOWER LIMITED, as landlord, and HINES REAL ESTATE SECURITIES, INC., as tenant.

•	Second Amendment of Lease, dated as of July 13, 2004, between TRANSCO TOWER LIMITED, as landlord, and HINES REAL ESTATE SECURITIES, INC., as tenant.

•	Letter re: Temporary Storage Agreement, dated as of September 21, 2004, between TRANSCO TOWER LIMITED, as landlord, and HINES REAL ESTATE SECURITIES, INC., as tenant.

•	Third Amendment of Lease, dated as of September 22, 2006, between TRANSCO TOWER LIMITED, as landlord, and HINES REAL ESTATE SECURITIES, INC., as tenant.

Houston Independent School District

•	Communication Equipment License, dated as of July 24, 1995, between TRANSCO TOWER LIMITED, as licensor, and HOUSTON INDEPENDENT SCHOOL DISTRICT, as licensee.

•	First Amendment to Communications Equipment License, dated as of September 12, 2000, between TRANSCO TOWER LIMITED, as licensor, and HOUSTON INDEPENDENT SCHOOL DISTRICT, as licensee

•	Second Amendment to Communications Equipment License, dated as of May 31, 2005, between TRANSCO TOWER LIMITED, as licensor, and HOUSTON INDEPENDENT SCHOOL DISTRICT, as licensee

City of Houston, Texas

•	Transco Tower Communication Equipment License, dated as of April 14, 1999, between TRANSCO TOWER LIMITED, as licensor, and CITY OF HOUSTON, TEXAS, as licensee.

•	First Amendment to Communications Equipment License, dated as of December 1, 2002, between TRANSCO TOWER LIMITED, as licensor, and CITY OF HOUSTON, TEXAS, as licensee.

Interchem Americas Corporation

•	Lease Agreement, dated as of May 14, 1996, between TRANSCO TOWER LIMITED, as lessor, and INTERCHEM AMERICAS CORPORATION, as lessee.

•	First Amendment to Lease Agreement, dated as of May 7, 1999, between TRANSCO TOWER LIMITED, as landlord, and INTERCHEM AMERICAS CORPORATION, as tenant.

•	Letter re: Temporary Storage Agreement, dated as of August 11, 1999, between TRANSCO TOWER LIMITED, as landlord, and INTERCHEM AMERICAS CORPORATION, as tenant.

•	Second Amendment to Lease Agreement, dated as of February 11, 2003, between TRANSCO TOWER LIMITED, as landlord, and INTERCHEM AMERICAS CORPORATION, as tenant.

•	Third Amendment to Lease Agreement, dated as of December 31, 2003, between TRANSCO TOWER LIMITED, as landlord, and INTERCHEM AMERICAS CORPORATION, as tenant.

Kentan Corporation

•	Lease Agreement, dated as of January, 2004, between TRANSCO TOWER LIMITED, as landlord, and KENTAN CORPORATION, as tenant.

•	Declaration of Commencement, dated as of May 24, 2004, between TRANSCO TOWER LIMITED, as landlord, and KENTAN CORPORATION, as tenant.

•	Amendment to Lease Agreement, dated as of January 20, 2006, between TRANSCO TOWER LIMITED, as landlord, and KENTAN CORPORATION, as tenant.

•	Second Amendment to Lease Agreement, dated October 17, 2007, by and between TRANSCO TOWER LIMITED, as landlord, and KENTAN CORPORATION, as tenant

Kim Mai d/b/a Kim's Sundries

•	Lease Agreement, dated as of October 1, 1993, between TRANSCO TOWER LIMITED, as lessor, and KIM'S SUNDRIES, as lessee.

•	Declaration of Commencement Date of Lease, dated as of February 24, 1994, between TRANSCO TOWER LIMITED, as lessor, and KIM'S SUNDRIES, as lessee.

•	First Amendment to Lease Agreement, dated as of January 25, 1999, between TRANSCO TOWER LIMITED, as landlord, and KIM'S SUNDRIES, as tenant.

•	Second Amendment to Lease Agreement, dated as of February 17, 2004, between TRANSCO TOWER LIMITED, as landlord, and KIM MAI D/B/A KIM'S SUNDRIES, as tenant.

•	Third Amendment to Lease Agreement, dated as of November, 2006, between TRANSCO TOWER LIMITED, as landlord, and KIM MAI D/B/A KIM'S SUNDRIES, as tenant.

KKBQ FM

•	Communication Equipment License, dated as of December 12, 1994, between TRANSCO TOWER LIMITED, as licensor, and GANNETT TEXAS BROADCASTING dba KKBQ AM/FM, as licensee.

•	Amendment and Renewal to Antenna Site License Agreement, dated as of December 25, 1996, between TRANSCO TOWER LIMITED, as licensor, and GANNETT TEXAS BROADCASTING dba KKBQ AM/FM, as licensee.

•	Consent to Assignment of KKBQ to Evergreen Media Corporation, dated as of June 17, 1997, between TRANSCO TOWER LIMITED and PACIFIC AND SOUTHERN COMPANY, INC.

•	Second Amendment and Renewal to Communication Equipment License, dated as of April 22, 1998, between TRANSCO TOWER LIMITED, as licensor, and KKBQ FM, as licensee.

•	Third Amendment to Communication Equipment License, dated as of December 31, 1998, between TRANSCO TOWER LIMITED, as licensor, and KKBQ FM, as licensee.

•	Fourth Amendment to Communication Equipment License, dated as of December 31, 1999, between TRANSCO TOWER LIMITED, as licensor, and KKBQ FM, as licensee.

•	Fifth Amendment to Communication Equipment License, dated as of December 15, 2000, between TRANSCO TOWER LIMITED, as licensor, and KKBQ FM, as licensee.

•	Sixth Amendment to Communication Equipment License, dated as of January 1, 2002, between TRANSCO TOWER LIMITED, as licensor, and KKBQ FM, as licensee.

Knoll, Inc. (successor in interest by merger to Knoll North America, Inc.)

•	Lease Agreement, dated as of January 4, 1996, between TRANSCO TOWER LIMITED, as lessor, and KNOLL NORTH AMERICA, INC., as lessee.

•	First Amendment to Lease Agreement, dated as of November 7, 2005, between TRANSCO TOWER LIMITED, as landlord, and KNOLL, INC. (successor in interest by merger to KNOLL NORTH AMERICA, INC.), as tenant.

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Second Amendment to Lease Agreement, dated as of September 20, 2006, between TRANSCO TOWER LIMITED, as landlord, and KNOLL, INC. (successor in interest by merger to KNOLL NORTH AMERICA, INC.), as tenant.

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Third Amendment to Lease Agreement, dated as of September 26, 2006, between TRANSCO TOWER LIMITED, as landlord, and KNOLL, INC. (successor in interest by merger to KNOLL NORTH AMERICA, INC.), as tenant.

Kuwait Petroleum Corporation (Western Hemisphere)

•	Lease Agreement, dated as of April 4, 1994, between TRANSCO TOWER LIMITED, as lessor, and KUWAIT PETROLEUM CORPORATION (WESTERN HEMISPHERE) KSC, as lessee.

•	Guaranty, dated as of April 4, 1994, by KUWAIT PETROLEUM CORPORATION, as guarantor, for the benefit of TRANSCO TOWER LIMITED, as lessor.

•	Declaration of Commencement Date of Lease, dated as of August 22, 1994, between TRANSCO TOWER LIMITED, as lessor, and KUWAIT PETROLEUM CORPORATION (WESTERN HEMISPHERE) KSC, as lessee.

•	Amendment to Lease Agreement, February 8, 2005, between TRANSCO TOWER LIMITED, as landlord, and KUWAIT PETROLEUM CORPORATION (WESTERN HEMISPHERE), as tenant.

Landco Development, LLC

•	Lease Agreement, dated as of May 31, 2006, between TRANSCO TOWER LIMITED, as landlord, and LANDCO DEVELOPMENT, LLC, as tenant.

•	First Amendment of Lease, dated as of December 29, 2006, between TRANSCO TOWER LIMITED, as landlord, and LANDCO DEVELOPMENT, LLC, as tenant.

Madrid, Martinez & Associates, LLP

•	Lease Agreement, dated as of October 8, 2004, between TRANSCO TOWER LIMITED, as landlord, and MADRID, MARTINEZ & ASSOCIATES, LLP, as tenant.

•	Declaration of Commencement Date of Lease, dated as of February 1, 2005, between TRANSCO TOWER LIMITED, as landlord, and MADRID, MARTINEZ & ASSOCIATES, LLP, as tenant.

Marubeni America Corporation

•	Lease Agreement, dated as of September 30, 1992, between TRANSCO TOWER LIMITED, as lessor, and MARUBENI AMERICA CORPORATION, as lessee.

•	Declaration of Commencement Date of Lease, dated as of February 25, 1993, between TRANSCO TOWER LIMITED, as landlord, and MARUBENI AMERICA CORPORATION, as tenant.

•	First Amendment to Lease Agreement, dated as of September 30, 1992, between TRANSCO TOWER LIMITED, as lessor, and MARUBENI AMERICA CORPORATION, as lessee.

•	Second Amendment to Lease Agreement, dated as of January 30, 2003, between TRANSCO TOWER LIMITED, as lessor, and MARUBENI AMERICA CORPORATION, as lessee.

•	Third Amendment to Lease Agreement, dated as of August 15, 2007, between TRANSCO TOWER LIMITED, as lessor, and MARUBENI AMERICA CORPORATION, as lessee.

MCIMetro Access Transmission Services LLC

•	Telecommunications License Agreement, dated as of October 25, 2005, between TRANSCO TOWER LIMITED, as licensor, and MCIMETRO ACCESS TRANSMISSION SERVICES LLC, as licensee.

Metro Networks Communications, Inc.

•	Lease Agreement, dated as of June 3, 2005, between TRANSCO TOWER LIMITED, as landlord, and METRO NETWORKS COMMUNICATIONS, INC., as tenant.

•	Declaration of Commencement Date of Lease, dated as of August 24, 2005, between TRANSCO TOWER LIMITED, as landlord, and METRO NETWORKS COMMUNICATIONS, INC., as tenant.

Metropolitan Transit Authority

•	Communication Equipment Lease, dated as of August 28, 1992, between TRANSCO TOWER LIMITED, as lessor, and METROPOLITAN TRANSIT AUTHORITY, as lessee.

•	Amendment and Renewal to Transco Tower, LTD. Communication Equipment Lease, dated as of August 18, 1997, between TRANSCO TOWER LIMITED, as lessor, and METROPOLITAN TRANSIT AUTHORITY, as lessee.

•	Second Amendment and Renewal to Transco Tower, LTD. Communication Equipment Lease, dated as of January 1, 1998, between TRANSCO TOWER LIMITED, as lessor, and METROPOLITAN TRANSIT AUTHORITY, as lessee.

•
Third Amendment and Renewal to Transco Tower, LTD. Communication Equipment Lease, dated as of September 17, 2002, between TRANSCO TOWER LIMITED, as lessor, and METROPOLITAN TRANSIT AUTHORITY, as lessee.

Murphy's Deli Franchising, Inc.

•	Lease Agreement, dated as of August 15, 2004, between TRANSCO TOWER LIMITED, as landlord, and MURPHY'S DELI FRANCHISING, INC., as tenant.

•	Landlord's Subordination, dated as of October 21, 2004, between TRANSCO TOWER LIMITED, as landlord, and SOUTHWESTERN NATIONAL BANK as secured party.

Nathan Sommers Jacobs + Gorman (f/k/a Nathan, Wood, Sommers & Lippman)

•	Lease Agreement, dated as of September 23, 1998, between TRANSCO TOWER LIMITED, as lessor, and NATHAN, WOOD, SOMMERS & LIPPMAN, as lessee.

•	Declaration of Commencement Date of Lease, dated as of March 1, 1999, between TRANSCO TOWER LIMITED, as lessor, and NATHAN, WOOD, SOMMERS & LIPPMAN, as lessee.

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First Amendment to Lease Agreement, dated as of June 30, 2004, between TRANSCO TOWER LIMITED, as lessor, and NATHAN SOMMERS JACOBS + GORMAN, a professional corporation, F/K/A NATHAN, WOOD, SOMMERS & LIPPMAN, as lessee.

NEVADASPACE.NET, INC.

•	Antenna Site License Agreement, dated as of August 15, 2000, between TRANSCO TOWER LIMITED, as licensor, and NEVADASPACE.NET, INC., as licensee.

•	First Amendment to Antenna Site License Agreement, dated as of January 12, 2001, between TRANSCO TOWER LIMITED, as licensor, and NEVADASPACE.NET, INC., as licensee.

NextiraOne, LLC

•	Lease Agreement, dated as of November 20, 2003, between TRANSCO TOWER LIMITED, as landlord, and NEXTIRAONE, LLC, as tenant.

•	Sublease Agreement, dated as of November 15, 2005, between NEXTIRAONE, LLC, as sublandlord, and DELOITTE AND TOUCHE USA LLP, as subtenant.

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Letter re: Request for Landlord's Consent to Sublease of Lease, dated as of January 9, 2006, among TRANSCO TOWER LIMITED, as landlord, NEXTIRAONE, LLC, as tenant, and DELOITTE & TOUCHE USA LLP, as subtenant.

•	First Amendment to Sublease, dated as of January 31, 2006, between NEXTIRAONE, LLC, as sublandlord, and DELOITTE AND TOUCHE USA LLP, as subtenant.

•
Letter re: Request for Landlord's Consent to First Amendment to Sublease, dated as of February 16, 2006, among TRANSCO TOWER LIMITED, as landlord, NEXTIRAONE, LLC, as tenant, and DELOITTE & TOUCHE USA LLP, as subtenant.

•	Acknowledgement and Consent to Assignment of Lease, dated as of May 1, 2006, among TRANSCO TOWER LIMITED, as landlord, NEXTIRAONE, LLC, as tenant, and BLACK BOX CORPORATION, as subtenant.

•	Sublease Agreement, dated as of July 2, 2007, between NEXTIRAONE, LLC, D/B/A BLACK BOX NETWORK SERVICES, as sublessor, and HELLMUTH, OBATA & KASSABAUM, L.P., as sublessee.

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Letter re: Request for Landlord's Consent to Sublease of Lease, dated as of July 26, 2007, among TRANSCO TOWER LIMITED, as landlord, NEXTIRAONE, LLC, as tenant, and HELLMUTH, OBATA & KASSABAUM, L.P., as subtenant.

Radio One of Texas, L.P.

•	Transco Tower Communication Equipment License, dated as of as of July 1, 1993, between TRANSCO TOWER LIMITED, as licensor, and NOBLE BROADCAST OF HOUSTON, INC., as licensee.

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Amendment and Renewal to Antenna Site License Agreement, dated as of August 14, 1996, between TRANSCO TOWER LIMITED, as licensor, and CLEAR CHANNEL COMMUNICATIONS (formerly NOBLE BROADCAST OF HOUSTON, INC.), as licensee.

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Second Amendment to Antenna Site License Agreement, dated as of May 22, 2000, between TRANSCO TOWER LIMITED, as licensor, and CLEAR CHANNEL COMMUNICATIONS (formerly NOBLE BROADCAST OF HOUSTON, INC.), as licensee.

•	Assignment, Assumption and Consent Agreement, dated as of June 21, 2000, among TRANSCO TOWER LIMITED, as lessor, CLEAR CHANNEL BROADCASTING, INC., as assignor, and RADIO ONE, INC., as assignee.

•	Assignment, Assumption and Consent Agreement, dated as of August 25, 2000, among TRANSCO TOWER LIMITED, as lessor, CLEAR CHANNEL BROADCASTING, INC., as assignor, and RADIO ONE, INC., as assignee.

•	Assignment, Assumption and Consent Agreement, dated as of December 31, 2001, among TRANSCO TOWER LIMITED, as lessor, RADIO ONE, INC., as assignor, and RADIO ONE OF TEXAS, L.P., as assignee.

•
Third Amendment to Communication Equipment License, dated as of January 1, 2003, between TRANSCO TOWER LIMITED, as licensor, and RADIO ONE OF TEXAS, L.P. (assignee of RADIO ONE, INC., assignee of CLEAR CHANNEL COMMUNICATIONS, formerly NOBLE BROADCAST OF HOUSTON, INC.), as licensee.

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Fourth Amendment to Communication Equipment License Agreement, dated as of January 1, 2006, between TRANSCO TOWER LIMITED, as licensor, and RADIO ONE OF TEXAS, L.P. (assignee of CLEAR CHANNEL COMMUNICATIONS, formerly NOBLE BROADCAST OF HOUSTON, INC.), as licensee.

Roberts Markel Bale, P.C.

•	Lease Agreement, dated as of August 29, 2005, between TRANSCO TOWER LIMITED, as landlord, and ROBERTS MARKEL GUERRY, P.C., as tenant.

•	Declaration of Commencement Date of Lease, dated as of March 6, 2006, between TRANSCO TOWER LIMITED, as landlord, and ROBERTS MARKEL GUERRY, P.C. as tenant.

Rowan Companies, Inc.

•	Lease Agreement, dated as of December 28, 1989, between TRANSCO TOWER LIMITED, as lessor, and ROWAN COMPANIES, INC., as lessee.

•	First Amendment of Lease and Declaration of Commencement Date of Lease, dated as of February 5, 1991, between TRANSCO TOWER LIMITED, as lessor, and ROWAN COMPANIES, INC., as lessee.

•	Second Amendment to Lease Agreement, dated as of July 15, 1991, between TRANSCO TOWER LIMITED, as lessor, and ROWAN COMPANIES, INC., as lessee.

•	Declaration of Commencement Date of Lease Amendment Number Two dated as of August 26, 1991, between TRANSCO TOWER LIMITED, as lessor, and ROWAN COMPANIES, INC., as lessee.

•	Lease Amendment Number Three, dated as of September 22, 1993, between TRANSCO TOWER LIMITED, as landlord, and ROWAN COMPANIES, INC., as tenant.

•	Temporary Storage Agreement, dated as of November 27, 1996, between TRANSCO TOWER LIMITED, as landlord, and ROWAN COMPANIES, INC., as tenant.

•	Temporary Storage Agreement, dated as of February 10, 1999, between TRANSCO TOWER LIMITED, as landlord, and ROWAN COMPANIES, INC., as tenant.

•	Amendment Number Four to Lease Agreement, dated as of September 22, 2000, between TRANSCO TOWER LIMITED, as landlord, and ROWAN COMPANIES, INC., as tenant.

•	Amendment Number Five to Lease Agreement, dated as of April 29, 2005, between TRANSCO TOWER LIMITED, as landlord, and ROWAN COMPANIES, INC., as tenant.

•	Amendment Number Six to Lease Agreement, dated as of May 23, 2005, between TRANSCO TOWER LIMITED, as landlord, and ROWAN COMPANIES, INC., as tenant.

•	Amendment Number Seven to Lease Agreement, dated as of March 6, 2006, between TRANSCO TOWER LIMITED, as landlord, and ROWAN COMPANIES, INC., as tenant.

•	Amendment Number Eight to Lease Agreement, dated as of June 5, 2006, between TRANSCO TOWER LIMITED, as landlord, and ROWAN COMPANIES, INC., as tenant.

•	Amendment Number Nine to Lease Agreement, dated as of August 1, 2006, between TRANSCO TOWER LIMITED, as landlord, and ROWAN COMPANIES, INC., as tenant.

Royal Bank of Canada

•	Lease Agreement, dated as of December 22, 1999, between TRANSCO TOWER LIMITED, as lessor, and ROYAL BANK OF CANADA, as lessee.

•	Declaration of Commencement Date of Lease dated as of February 1, 2001, between TRANSCO TOWER LIMITED, as lessor, and ROYAL BANK OF CANADA, as lessee.

•	First Amendment to Lease Agreement, dated as of March 6, 2005, between TRANSCO TOWER LIMITED, as lessor, and ROYAL BANK OF CANADA, as lessee.

•	Second Amendment to Lease Agreement, dated as of July 15, 2005, between TRANSCO TOWER LIMITED, as lessor, and ROYAL BANK OF CANADA, as lessee.

•	Declaration of Commencement Date of Lease for the First Amendment to Lease Agreement, dated as of February 27, 2006, between TRANSCO TOWER LIMITED, as landlord, and ROYAL BANK OF CANADA, as tenant.

•	Third Amendment to Lease Agreement, dated as of April 11, 2006 between TRANSCO TOWER LIMITED, as lessor, and ROYAL BANK OF CANADA, as lessee.

•	Fourth Amendment to Lease Agreement, dated as of July 17, 2006, between TRANSCO TOWER LIMITED, as lessor, and ROYAL BANK OF CANADA, as lessee.

Ryan & Company, Inc.

•	Lease Agreement, dated as of April 21, 2004, between TRANSCO TOWER LIMITED, as landlord, and RYAN & COMPANY, as tenant.

•	First Amendment to Lease Agreement, dated as of December 5, 2006, between TRANSCO TOWER LIMITED, as landlord, and RYAN & COMPANY, as tenant.

Solar & Associates, L.P.

•	Lease Agreement, dated as of July 1, 1994, between TRANSCO TOWER LIMITED, as lessor, and SOLAR & FERNANDES, L.L.P., as lessee.

•	Reinstatement and Amendment to Lease Agreement, dated as of September 18, 2004, between TRANSCO TOWER LIMITED, as landlord, and SOLAR & ASSOCIATES, L.P. as tenant.

•	Temporary Storage Agreement, dated as of December 14, 2004, between TRANSCO TOWER LIMITED, as landlord, and SOLAR & ASSOCIATES, L.P., as tenant.

Salomon Smith Barney Inc.

•	Lease Agreement, dated as of June 1, 1983, between TRANSCO TOWER LIMITED, as lessor, and E.F. HUTTON & COMPANY, INC., as lessee.

•	Lease Amendment I, dated as of November 8, 1983, between TRANSCO TOWER LIMITED, as lessor, and E.F. HUTTON & COMPANY, INC., as lessee.

•	Lease Amendment II, dated as of November 7, 1985, between TRANSCO TOWER LIMITED, as lessor, and E.F. HUTTON & COMPANY, INC., as lessee.

•	Lease Amendment III, dated as of July 20, 1987, between TRANSCO TOWER LIMITED, as lessor, and E.F. HUTTON & COMPANY, INC., as lessee.

•	Lease Amendment IV, dated as of December 10, 1987, between TRANSCO TOWER LIMITED, as lessor, and E.F. HUTTON & COMPANY, INC., as lessee.

•	Fifth Amendment of Lease, dated as of October 28, 1998, between TRANSCO TOWER LIMITED, as lessor, and SALOMON SMITH BARNEY, INC., successor in interest to E.F. HUTTON & COMPANY, INC. as lessee.

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Sixth Amendment of Lease, dated as of February 29, 2008, by and between TRANSCO TOWER LIMITED, as lessor, and CITIGROUP GLOBAL MARKETS INC., successor in interest to E.F. Hutton & Company, Inc., as lessee.

Spresso Bar Inc.

•	License Agreement, dated as of February 28, 2003, between TRANSCO TOWER LIMITED, as licensor, and MILLS DUNCAN, as licensee.

•	Temporary Storage Agreement, dated as of March 1, 2003, between TRANSCO TOWER LIMITED, as landlord, and MILLS DUNCAN, as tenant.

•	Amendment of License Agreement and Temporary Storage Agreement, dated as of March 10, 2004, between TRANSCO TOWER LIMITED, as licensor, and MILLS DUNCAN, as licensee.

•	Second Amendment of License Agreement and Temporary Storage Agreement, dated as of April 15, 2004, between TRANSCO TOWER LIMITED, as licensor, and MILLS DUNCAN, as licensee.

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Assignment and Third Amendment of License Agreement and Temporary Storage Agreement, dated as of January 9, 2007, among TRANSCO TOWER LIMITED, as licensor, and MILLS DUNCAN, an individual, d/b/a EXPRESSO COFFEE, as assignor, and SPRESSO BAR INC., as assignee.

•	Fourth Amendment of License Agreement and Temporary Storage Agreement, effective February 29, 2008, by and between TRANSCO TOWER LIMITED, as licensor, and Spresso Bar, Inc., as licensee.

Teikoku Oil (U.S.A.) Co., LTD

•	Lease Agreement, dated as of September 4, 1991, between TRANSCO TOWER LIMITED, as lessor, and TEIKOKU OIL (U.S.A.) CO., LTD., as lessee.

•	Declaration of Commencement, dated as of October 29, 1991, between TRANSCO TOWER LIMITED, as lessor, and TEIKOKU OIL (U.S.A.) CO., LTD., as lessee.

•	Lease Amendment Number One, dated as of February 15, 1991, between TRANSCO TOWER LIMITED, as lessor, and TEIKOKU OIL (U.S.A.) CO., LIMITED, as lessee.

•	Second Amendment of Lease, dated as of July 19, 1996, between TRANSCO TOWER LIMITED, as lessor, and TEIKOKU OIL (U.S.A.) CO., LIMITED, as lessee.

•	Lease Amendment Number Three, dated as of October 29, 1999, between TRANSCO TOWER LIMITED, as lessor, and TEIKOKU OIL (U.S.A.) CO., LTD., as lessee.

•	Lease Amendment Number Four, dated as of August 16, 2004, between TRANSCO TOWER LIMITED, as landlord, and TEIKOKU OIL (U.S.A.) CO., LTD., as tenant.

•	Temporary Storage Agreement, dated as of August 16, 2004, between TRANSCO TOWER LIMITED, as landlord, and TEIKOKU OIL (U.S.A.) CO., LTD., as tenant.

Texas And Kansas City Cable Partners, LP d/b/a Time Warner Cable

•	Telecommunications License Agreement, dated as of June 6, 2006, between TRANSCO TOWER LIMITED, as licensor, and TEXAS AND KANSAS CITY CABLE PARTNERS, LP, dba, TIME WARNER CABLE, as licensee.

Time Warner Entertainment/Advance Newhouse Partnership L.P. and Time Warner Communications of Houston L.P.

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Telecommunications License Agreement, dated as of November 1, 1996, between TRANSCO TOWER LIMITED, as licensor, and TIME WARNER ENTERTAINMENT/ADVANCE NEWHOUSE PARTNERSHIP L.P. AND TIME WARNER COMMUNICATIONS OF HOUSTON L.P., jointly and severally, as licensee.

Transcontinental Gas Pipe Line Corporation

•	Lease Agreement, dated as of October 23, 2003, between TRANSCO TOWER LIMITED, as landlord, and TRANSCONTINENTAL GAS PIPE LINE CORPORATION, as tenant.

•	First Amendment of Lease, dated as of March 10, 2004, between TRANSCO TOWER LIMITED, as landlord, and TRANSCONTINENTAL GAS PIPE LINE CORPORATION, as tenant.

•	Second Amendment of Lease, dated as of March 11, 2004, between TRANSCO TOWER LIMITED, as landlord, and TRANSCONTINENTAL GAS PIPE LINE CORPORATION, as tenant.

•	Extension of Second Amendment of Lease, dated as of June 25, 2004, between TRANSCO TOWER LIMITED, as landlord, and TRANSCONTINENTAL GAS PIPE LINE CORPORATION, as tenant.

•	Third Amendment of Lease, dated as of May 10, 2004, between TRANSCO TOWER LIMITED, as landlord, and TRANSCONTINENTAL GAS PIPE LINE CORPORATION, as tenant.

•	Fourth Amendment of Lease, dated as of August 21, 2006, between TRANSCO TOWER LIMITED, as landlord, and TRANSCONTINENTAL GAS PIPE LINE CORPORATION, as tenant.

•	Fifth Amendment of Lease, dated as of November 30, 2006, between TRANSCO TOWER LIMITED, as landlord, and TRANSCONTINENTAL GAS PIPE LINE CORPORATION, as tenant.

Transtar Federal Credit Union

•	Lease Agreement, dated as of March 26, 2004, between TRANSCO TOWER LIMITED, as landlord, and TRANSTAR FEDERAL CREDIT UNION, as tenant.

•	First Amendment of Lease, dated as of May 23, 2007, by and between TRANSCO TOWER LIMITED, as landlord, and TRANSTAR FEDERAL CREDIT UNION, as tenant.

Tristar Holdings, Inc.(f/k/a Tri Star Properties, Inc.)

•	Lease Agreement, dated as of July 13, 1984, between TRANSCO TOWER LIMITED, as lessor, and TRI STAR PROPERTIES, INC., as lessee.

•	First Amendment to Lease, dated as of April 1, 1989, between TRANSCO TOWER LIMITED, as lessor, and TRISTAR PROPERTIES, INC., as lessee.

•	Second Amendment to Lease, dated as of April 1, 1994, between TRANSCO TOWER LIMITED, as lessor, and TRISTAR HOLDINGS, INC., formerly known as TRI STAR PROPERTIES, INC., as lessee.

•	Third Amendment to Lease, dated as of March 4, 1999, between TRANSCO TOWER LIMITED, as landlord, and TRISTAR HOLDINGS, INC., formerly known as TRI STAR PROPERTIES, INC., as tenant.

•	Fourth Amendment to Lease, dated as of August 10, 2001, between TRANSCO TOWER LIMITED, as landlord, and TRISTAR HOLDINGS, INC., formerly known as TRI STAR PROPERTIES, INC., as tenant.

•	Fifth Amendment to Lease, dated as of March 26, 2004, between TRANSCO TOWER LIMITED, as landlord, and TRISTAR HOLDINGS, INC., formerly known as TRI STAR PROPERTIES, INC., as tenant.

Van Kampen Investments, Inc.

•	Lease Agreement, dated as of December 31, 1990, between TRANSCO TOWER LIMITED, as lessor, and AMERICAN CAPITAL MANAGEMENT & RESEARCH, INC., as lessee.

•	First Amendment to Lease, dated as of into August 1, 1995, between TRANSCO TOWER LIMITED, as lessor, and VAN KAMPEN AMERICAN CAPITAL, INC., as lessee.

•	Declaration of Commencement Date of Lease, dated as of May 15, 1996, between TRANSCO TOWER LIMITED, as lessor, and VAN KAMPEN AMERICAN CAPITAL, INC., as lessee.

•	Second Amendment to Lease, dated as of January 19, 2000, between TRANSCO TOWER LIMITED, as lessor, and VAN KAMPEN INVESTMENTS, INC., as lessee.

•	Third Amendment to Lease, dated as of September 11, 2000, between TRANSCO TOWER LIMITED, as lessor, and VAN KAMPEN INVESTMENTS, INC., as lessee.

•	Fourth Amendment to Lease, dated as of February 19, 2001, between TRANSCO TOWER LIMITED, as lessor, and VAN KAMPEN INVESTMENTS, INC., as lessee.

•	Fifth Amendment to Lease, dated as of January 1, 2005, between TRANSCO TOWER LIMITED, as lessor, and VAN KAMPEN INVESTMENTS, INC., as lessee.

Virtus Group L.P.

•	Lease Agreement, dated as of October 11, 2005, between TRANSCO TOWER LIMITED, as landlord, and VIRTUS GROUP L.P., as tenant.

•	Declaration of Commencement Date of Lease, November 14, 2005, between TRANSCO TOWER LIMITED, as landlord, and VIRTUS GROUP L.P., as tenant.

Wachovia Bank N.A. (Office Space)

•	Lease Agreement, dated as of June 2, 2006, between TRANSCO TOWER LIMITED, as landlord, and WACHOVIA BANK N.A., as tenant.

•	Subordination, Non-Disturbance and Attornment Agreement, dated as of June 2, 2006, among POA HOLDINGS, LLC, as mortgagee, TRANSCO TOWER LIMITED, as landlord, and WACHOVIA BANK N.A., as tenant.

•	Declaration of Commencement Date of Lease, dated as of April 30, 2007, between TRANSCO TOWER LIMITED, as landlord, and WACHOVIA BANK N.A., as tenant.

Wachovia Bank N.A. (Retail Space)

•	Lease Agreement, dated as of June 2, 2006, between TRANSCO TOWER LIMITED, as landlord, and WACHOVIA BANK N.A., as tenant.

•	Subordination, Non-Disturbance and Attornment Agreement, dated as of June 2, 2006, among POA HOLDINGS, LLC, as mortgagee, TRANSCO TOWER LIMITED, as landlord, and WACHOVIA BANK N.A., as tenant.

•	Declaration of Commencement Date of Lease, dated as of April 30, 2007, between TRANSCO TOWER LIMITED, as landlord, and WACHOVIA BANK N.A., as tenant.

•	First Amendment to Lease Agreement, dated as of January 1, 2007, between TRANSCO TOWER LIMITED, as landlord, and WACHOVIA BANK N.A., as tenant.

Waters & Associates, Inc. d/b/a Waters Group

•	Guaranty, dated as of November 26, 2005, by LOUIS A. WATERS, as guarantor.

•	Lease Agreement, dated as of June 2, 2006, between TRANSCO TOWER LIMITED, as landlord, and WATERS & ASSOCIATES, INC. D/B/A WATERS GROUP, as tenant.

•	Declaration of Commencement Date of Lease, dated as of February 27, 2006, between TRANSCO TOWER LIMITED, as landlord, and WATERS & ASSOCIATES, INC. D/B/A WATERS GROUP, as tenant.

WesternGeco, L.L.C.

•	Lease Agreement, dated August 21, 2006 between TRANSCO TOWER LIMITED, as landlord and AOA GEOMARINE OPERATIONS, LLC, as tenant.

•	Guaranty, dated August 21, 2006 by WESTERNGECO L.L.C., as guarantor

•	First Amendment to Lease Agreement, dated November 10, 2006 between TRANSCO TOWER LIMITED, as landlord and AOA GEOMARINE OPERATIONS, LLC, as tenant.

•
Subordination, Non-Disturbance and Attornment Agreement, dated October 23, 2006 between POA HOLDINGS, LLC, as mortgagee, TRANSCO TOWER LIMITED, as landlord and AOA GEOMARINE OPERATIONS, LLC, as tenant.

Westmoreland Hall, P.C.

•	Lease Agreement, dated as of May 31, 2004, between TRANSCO TOWER LIMITED, as landlord, and WESTMORELAND HALL, P.C., as tenant.

•	Sublease Agreement, dated as of May 31, 2004, between WESTMORELAND HALL, P.C., as sublessor, and CONSERVATION CAPITAL, LLC, as sublessee.

•	Landlord Consent to Sublease, dated as of May 31, 2004, among TRANSCO TOWER LIMITED, as landlord, WESTMORELAND HALL, P.C., as tenant and CONSERVATION CAPITAL, LLC as sublessee.

•	Temporary Storage Agreement, dated as of June 9, 2005, between TRANSCO TOWER LIMITED, as landlord, and WESTMORELAND HALL, P.C., as tenant.

Williams Field Services Company

•	Lease Agreement, dated as of June 30, 2004, between TRANSCO TOWER LIMITED, as landlord, and WILLIAMS FIELD SERVICES COMPANY, as tenant.

•	First Amendment of Lease, dated as of August 16, 2004, between TRANSCO TOWER LIMITED, as landlord, and WILLIAMS FIELD SERVICES COMPANY, as tenant.

•	Second Amendment of Lease, dated as of April 11, 2005, between TRANSCO TOWER LIMITED, as landlord, and WILLIAMS FIELD SERVICES COMPANY, as tenant.

•	Third Amendment of Lease, dated as of December 2, 2005, between TRANSCO TOWER LIMITED, as landlord, and WILLIAMS FIELD SERVICES COMPANY, as tenant.

Yipes Enterprise Services, Inc.

•	Telecommunications License Agreement, dated as of December 28, 2005, between TRANSCO TOWER LIMITED, as licensor, and YIPES ENTERPRISES SERVICES, INC., as licensee.

        Exh. E-1 -

Exhibit E-2

BROKERAGE AGREEMENTS

BROKERAGE AGREEMENTS (including Outstanding Brokerage Commissions)

•
Registration Letter and Agreement, dated as of November 16, 2006, between Transco Tower Limited, as landlord, and Trammell Crow Houston, Ltd., as agent (regarding the lease with BNP Petroleum Corporation, as tenant, concerning a portion of the 52nd and 53rd floors).

•
Management Agreement, dated as of May 15, 1995, between Transco Tower Limited, as owner , and Hines Interests Limited Partnership, as Manager, as amended by that certain First Amendment to Management Agreement, dated as of August 24th, 2005, between Transco Tower Limited, as owner and Hines Interests Limited Partnership, as Manager (regarding lease commissions for multiple leases).

•	Registration Letter and Agreement, dated March 14, 2008, between Transco Tower Limited, as landlord, and CB Richard Ellis, Inc., as Agent (regarding the lease with Arch Insurance Company, as tenant).

Outstanding Brokerage Commissions

Tenant	Outstanding Brokerage Commission
Arch Insurance Company	$30,008.39
BNP Petroleum Corporation	$11,722.35
Marubeni America Corporation	$12,690.81

        Exh. E-2 -

Exhibit E-3

IMPROVEMENT OBLIGATION AND ALLOWANCES

Tenant	Outstanding Tenant Improvement Obligation
Arch Insurance (1st Renewal)	$44,208.00
BNP Petroleum Corporation	$64,280.00
CB Richard Ellis Services, Inc. (accrued lease incentive extra)	$233,280.96
CB Richard Ellis First Amendment	$395,472.36
Hines Interests Limited Partnership	$222,426.00
Hines 5th Amendment	$573,289.00
Kentan Corporation	$500.00
Knoll, Inc. (successor in interest by merger to Knoll North America, Inc.)	$21,027.87
Landco Development, LLC	$3,159.35
Royal Bank of Canada	$69,201.49
Teikoko Oil (U.S.A.) Co., Ltd	$42,734.97
Van Kampen Investments, Inc.	$459,031.54

        Exh. E-3 -

Exhibit F

SECURITY DEPOSITS

Letters of Credit

Tenant	Letter of Credit Amount
Axia Partners, LP	$ 155,000.00
BKD, LLP	$ 500,000.00
EDI Architecture, Inc.	$ 175,000.00
Entelligence, LLC	$ 100,000.00
Landco Development, LLC	$ 75,000.00
NextiraOne, LLC	$ 1,225,000.00

Cash Security Deposits

Tenant	Initial Security Deposit	Account Balance
BNP Petroleum Corporation	$ 3,300.00	$ 3,300.00
Cogent Communications, Inc.	$ 3,000.00	$ 3,000.00
Freebird Partners, LP	$ 6,000.00	$ 6,000.00
Murphy's Deli Franchising, Inc.	$ 6,535.00	$ 6,535.00
Madrid, Martinez & Associates, LLP	$ 3,500.00	$ 3,500.00
Virtus Group, L.P.	$ 86,000.00	$ 86,000.00

        Exh. F -

Exhibit G

SERVICE CONTRACTS

•	Rooftop Technical Services and Management Agreement, dated as of as of June 8, 1999, by and between Transco Tower Limited, as owner, and Hickox Communications, as servicer.

•	Building Services Contract, dated as of as of October 1, 2005, by and between Transco Tower Limited, as owner, and CorporateCare Interior Asset Maintenance, as servicer.

•	Cleaning Contract, dated as of as of July 1, 2007, by and between Transco Tower Limited, as owner, and OneSource Facility Services, Inc., as servicer.

•
Agreement for the Supply of Electricity, dated as of as of March, 2007, by and between "Buyers" (Hines Louisiana Walker One, LP, Hines Louisiana Walker One, LP (Two), Hines VAF 700 Louisiana L.P., NOP 910 Travis LP, Relfpark Corporation, Transco Tower Limited, as owner, and Wild Well Control, Inc.) and TXU Energy Retail Company LP, as servicer.

•	Building Services Contract, dated as of as of January 1, 2000, by and between Transco Tower Limited, as owner, and Kastle Systems of Texas, Inc., as servicer.

•	Building Services Contract, dated as of August 1, 2005, by and between Transco Tower Limited, as owner, and Kings III of America, Inc. N.A., as servicer.

•	Elevator Maintenance Contract Agreement, dated as of July 1, 2007, by and between Transco Tower Limited, as owner, and Schindler Elevator Corporation, as servicer.

•	Building Services Contract, dated as of May 1, 2006, by and between Transco Tower Limited, as owner, and Siemens Building Technologies, Inc., as servicer.

•	Building Services Contract, dated as of August 1, 2005, by and between Transco Tower Limited, as owner, and The Spencer Company of Texas, as servicer.

•	Building Services Contract, dated as of January 1, 2004, by and between Transco Tower Limited, as owner, and Initial Tropical Plants, as servicer.

•	Building Services Contract, dated as of February 1, 2006, by and between Transco Tower Limited, as owner, and Siemens Building Technologies, Inc., as servicer.

•	Building Services Contract, dated as of February 1, 2006, by and between Transco Tower Limited, as owner, and Sally Sprout Gallery, as servicer.

•	Building Services Contract, dated as of January 1, 2005, by and between Transco Tower Limited, as owner, and The Lee Quigley Company, as servicer.

•	Building Services Contract, dated as of January 1, 2003, by and between Transco Tower Limited, as owner, and Environmental Coalition Incorporated (ECI), as servicer.

•	Building Services Contract, dated as of February 23, 2006, by and between Transco Tower Limited, as owner, and Abitibi Consolidated, as servicer.

•	Building Services Contract, dated as of January 1, 2004, by and between Transco Tower Limited, as owner, and Andrews International f/k/a/ Setec, as servicer.

•	Building Services Contract, dated as of January 1, 2003, by and between Transco Tower Limited, as owner, and Allied Waste f/k/a/ BFI Waste Services of Texas, as servicer.

•	Building Services Contract, dated as of October 1, 1996, by and between Transco Tower Limited, as owner, and JOBS Building Services, Inc., as servicer.

•	Building Services Contract, dated as of January 1, 2005, by and between Transco Tower Limited, as owner, and The Davey Tree Expert Company, as servicer.

•	Building Services Contract, dated as of April 7, 2006, by and between Transco Tower Limited, as owner, and JT Packard & Associates, as servicer.

•	Building Services Contract, dated as of September 1, 2005, by and between Transco Tower Limited, as owner, and The Spencer Company of Texas, as servicer.

•	Building Services Contract, dated as of November 1, 2006, by and between Transco Tower Limited, as owner, and Austin Equipment, as servicer.

•	Building Services Contract, dated as of July 16, 2007, by and between Transco Tower Limited, as owner, and Carbutler, as servicer.

        Exh. G -

Exhibit H

LICENSES AND PERMITS

Issuer	License/Permit	License/Permit Number

City of Houston Public Works and Engineering Department	Skybridge Permit	51510844 F1
City of Houston Fire Department	Alarm	HFD06005890
City of Houston Code Enforcement Group	Boiler	440-10874-GB
City of Houston Public Works & Engineering Department	Elevator/Escalator	49010864-GL
City of Houston Permit Office – Fire Section	Fire Prevention Permit -Key/Fire Depository Box	05135289/4009243k1
City of Houston – Houston Fire Department Permit Section	Fire Prevention Permit – FC STRG & USE	05135289/3725072-f7
City of Houston Public Works and Engineering Department – Helicopter Facilities Section	Helistop Permit	45010037-GH
Federal Communications Commission – Wireless Telecommunications Bureau	Radio Station Authorization	0001145778
City of Houston	Sign Operating Permit	16341/00001099
City of Houston – Police Department	Traffic Control Personnel Permit	TC-562
City of Houston	Business Burglary Alarm Permit	06021102
City of Houston	Certificate of Occupancy - Garage	Building Permit #: 800702, 748005
City of Houston	Certificate of Occupancy – Williams Tower
City of Houston	Certificate of Compliance – Waiting Area * 10th Floor	8408165
City of Houston	Certificate of Compliance – Office Building, Tower Only	8408468
City of Houston	Certificate of Compliance – Water Wall Structure	8408177

        NYDOCS03/857328.3

        Exh. H -

Exhibit I

VIOLATIONS

None

        Exh. I -

Exhibit J-1

2800  POST OAK BOULEVARD

FORM OF TENANT'S ESTOPPEL CERTIFICATE

[NOTE:	THIS FORM TO BE REVISED TO CONFORM TO THE ESTOPPEL PROVISIONS CONTAINED IN THE APPLICABLE LEASE]

To:           TRANSCO TOWER LIMITED ("Landlord")
c/o Fosterlane Management Corporation
400 Northcreek, Suite 700
3715 Northside Parkway
Atlanta, Georgia  30327

 ("Purchaser")

The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of ________________, ____ and between TRANSCO TOWER LIMITED, a Texas limited partnership, as Landlord, and the undersigned as Tenant, for Premises (as such term is defined in the Lease) certifies as follows:

1.  Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto.  The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

2.  The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A attached hereto and made a part hereof.  The Commencement Date of the Lease occurred on _____________, and the Expiration Date of the Lease will occur on ________________.

3.  Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as set forth with specificity in Exhibit B attached hereto and made a part hereof and no person other than Tenant and permitted subtenants and other permitted occupants.

4.  Tenant has not modified the documents contained in Exhibit A or prepaid any amounts owing under the Lease to Landlord in excess of thirty (30) days without the prior written consent of the Landlord's mortgagee.

5.  To the best of Tenant's knowledge, all conditions of the Lease to be performed by Landlord necessary to enforceability of the Lease have been satisfied and Landlord is not in default thereunder, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Tenant, or both, would constitute such a default.

6.  No security has been deposited with Landlord except for the security deposit delivered to Landlord [in the form of letter of credit] in the amount of $_______.

7.  To the best of Tenant's knowledge, as of the date hereof, there are no existing defenses or offsets that the undersigned has against Landlord.

8.  All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through _________________.  The current monthly installment of Base Rent is $__________.

9.  Tenant has no option or right of first refusal or offer to purchase the Premises, any other portion of the Building or any interest therein.

10.  All improvements, alterations, or additions to the Premises required to be made by Landlord pursuant to the Lease have been made by Landlord in accordance with the Lease.  All contributions required to be made by Landlord for improvements to the Premises, including abatements, allowances or credits or offsets, if any, against rent or other charges due under the Lease, have been paid in full to Tenant.

11.  The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord's prospective mortgagee, or a prospective purchaser or such purchaser's prospective mortgagee, and acknowledges that it recognizes that if same is done, said mortgagee, prospective mortgagee, or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part, and in accepting an assignment of the Lease as collateral security, and that receipt by it of this certificate is a condition of making of the loan and/or acquisition of such property.

Executed at _____________ on the ____ day of ___________, 2008.

"Tenant"

a

By:
Name:
Its:

By:
Name:
Its:

        NYDOCS03/857328.3

        Exh. J-1 -

Exhibit J-2

FORM OF SELLER'S ESTOPPEL CERTIFICATE

TO:           Purchaser

RE:           Lease dated:__________

Landlord:____________________________

Tenant:______________________________

Demised Premises:

Current Base Rental:

The undersigned ("Seller") hereby certifies as of the date hereof, the following:

(a)  Attached hereto is a true, correct and complete copy of the above-described Lease along with all amendments and modifications thereto (the "Lease").

(b)  The Lease is in full force and effect and has not been amended, modified, supplemented or superseded except as follows:

____________________________________________________________________________________________________________________________________

(c)  Rent has been paid to ______________________________.  There is no prepaid rent, except _________________.  The amount of security deposit is $________________.

(d)  The current rent is $ ___________ per month which does (not) include the Tenant's share of operating expenses.  The Tenant is currently in occupancy of the Premises.

(e)  Tenant has no option or right of first refusal to purchase the Premises or building of which it is a part.

(f)  All work to be performed for Tenant under the Lease has been performed as required under the Lease; and Tenant does not have any unused improvement allowance.

(g)  Landlord is not in default under any of the provisions of the Lease pertaining to Landlord, and no event has occurred and no circumstances exist which, with the passage of time or the giving of notice by Tenant, or both, would constitute such a default.

(h)  The Lease is the only lease, agreement or understanding between Landlord and Tenant affecting the Premises.

(i)  This letter is given by Seller to __________________ ("Purchaser") in connection with the sale of the property known as 2800 Post Oak Boulevard, Houston, Texas and 3009 South Post Oak Boulevard, Houston, Texas pursuant to that certain Contract of Sale, dated as of ___________  __, 2008, by and between Purchaser and Seller (the "Sale Agreement"; capitalized terms used but not otherwise defined herein shall be defined as provided in the Sale Agreement) and is intended solely for the benefit of Purchaser and any lender providing financing with respect to the acquisition of the Property by Purchaser and no other person or entity may rely on any matter set forth herein.

Seller shall only be liable hereunder for a breach of a representation and warranty made herein with respect to which a claim is made against Seller on or before the day that is three (3) months after the date hereof; provided, however, that if Seller obtains a Tenant Estoppel Certificate from the Tenant identified hereinabove after the date hereof that complies with the terms of Section 7.03(q) of the Sale Agreement, this letter shall be without further force or effect as of the date of delivery such Tenant Estoppel Certificate, except to the extent that such Tenant Estoppel Certificate shall contain  a material and adverse change from the form provided to Tenant or required to be delivered by Tenant under the Lease.

The maximum aggregate liability of Seller for Seller's breaches of representations and warranties contained herein shall be limited as set forth in Section 13.01(c) of the Sale Agreement, and any claim for breach of representations and warranties contained herein shall be subject to Section 4.03 of the Sale Agreement.

Dated as of this ____ day of __________, 2008.

TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

        Exh. J-2 -

Exhibit J-3

Form of Skybridge Estoppel Certificate

To:           TRANSCO TOWER LIMITED ("Owner")
c/o Fosterlane Management Corporation
400 Northcreek, Suite 700
3715 Northside Parkway
Atlanta, Georgia  30327

 ("Purchaser")

Re:
Skybridge Agreement dated September 22, 1981, between Tower Limited, Galleria Limited and Post/Alabama Partnership, filed for record in the office of the County Clerk of Harris County, Texas, under County Clerk's File No. H211093 (as amended and assigned, the "Skybridge Agreement")

The undersigned certifies as follows:

1.           The Skybridge Agreement is in full force and effect.

2.           To the best of the undersigned's knowledge, all conditions of the Skybridge Agreement to be performed by Owner necessary to enforceability of the Skybridge Agreement have been satisfied and the Owner is not in default thereunder, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by the undersigned, or both, would constitute such a default.  The undersigned is not in default under the Skybridge Agreement, and no event has occurred and no circumstance exists which, with the passage of time or the giving of notice by Owner, or both, would constitute such a default.

3.           To the best of the undersigned's knowledge, as of the date hereof, there are no existing defenses or offsets that the undersigned has against Owner.

4.           The undersigned acknowledges that this Estoppel Certificate may be delivered to Owner's prospective mortgagee, or a prospective purchaser or such purchaser's prospective mortgagee, and acknowledges that it recognizes that if same is done, said mortgagee, prospective mortgagee, or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring property which is subject to the Skybridge Agreement, and in accepting an assignment of the Skybridge Agreement as collateral security, and that receipt by it of this certificate is a condition of making of the loan and/or acquisition of such property.

Executed at _____________ on the ____ day of ___________, 2008.

a

By:
Name:
Its:

        Exh. J-3 -

Exhibit K

Special Warranty Deed

Date:                      ______________________, 2008

Grantor: TRANSCO TOWER LIMITED, a Texas limited partnership

Grantor's Mailing Address: c/o Fosterlane Management Corporation, 400 Northcreek, Suite 700, 3715 Northside Parkway, Atlanta Georgia 30327

Grantee:

Grantee's Mailing Address:  2800 Post Oak Boulevard, Suite 5000, Williams Tower, Houston, Texas 77056

Consideration: Ten Dollars and other valuable consideration paid by the Grantee

Property (including any improvements): (i) all that certain 6.6991-acre tract of land in Houston, Harris County, Texas (the "6.6991-Acre Tract"), more particularly described as Tract I in Schedule A attached hereto and made a part hereof, together with all right, title and interest of Grantor, as owner of the 6.6991-Acre Tract, in, to and under the easements appurtenant to Tract I, more particularly identified as items 1, 2 and 3 in Schedule A attached hereto and made a part hereof; and (ii) an undivided 47.78% interest in that certain 2.7786-acre tract of land in Houston, Harris County, Texas (the "2.7786-Acre Tract"), more particularly described as Tract II in Schedule A attached hereto and made a part hereof, together with all right, title and interest of Grantor, as owner of the 2.7786 Acre Tract, in, to and under the easement appurtenant to Tract II, more particularly identified in Schedule A attached hereto and made a part hereof.

Reservations from Conveyance: None.

Exceptions to Conveyance:

Liens described as part of the Consideration and all exceptions listed on Schedule B attached hereto to the extent that they are effective and apply to the Property (the "Permitted Exceptions"), and taxes for 2008 (the "Taxes").  Grantee assumes and agrees to pay the Taxes.

Grantor, for the Consideration and subject to the Permitted Exceptions, grants, sells, and conveys to Grantee the Property, together with all and singular the rights and appurtenances thereto in any way belonging, TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, unto Grantee, its successors and assigns forever; and Grantor does hereby bind itself and its successors and assigns to WARRANT AND  DEFEND  all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise.

When the context requires, singular nouns and pronouns include the plural.
                                                                      TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

STATE OF _____________                                                                       )
)  ss.
COUNTY OF ___________                                                                       )

On _______, 2008, before me, _______________ a Notary Public in and for said County and State, personally appeared _________________ and _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                                                           (Seal)

PREPARED IN THE OFFICE OF:
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022

AFTER RECORDING RETURN TO:

        Exh. K –

Schedule A

Legal Description

Commonly referred to as: 2800 Post Oak Boulevard, Houston, Texas

Tract I:  (Williams Tower)

FIELDNOTE DESCRIPTION of a tract or parcel of land containing 6.6991 acres situated in the William White 1/3 League, Abstract No. 836 in Harris County, Texas.  Said 6.6991 acre tract being more particularly described by metes and bounds as follows:

COMMENCING at the point of intersection of the extended Southerly right-of-way line West Alabama (60-foot wide right-of-way) with the extended Westerly right-of-way line of South Post Oak Road (100-foot wide right-of-way);

THENCE, South 02˚ 41' 32" East, along the extended Westerly right-of-way line of South Post Oak Road, for a distance of 10.00 feet to a 5/8-inch iron rod found for corner at the POINT OF BEGINNING of the herein described 6.6991 acre tract;

THENCE, South 02˚ 41' 32" East, along the Westerly right-of-way line of South Post Oak Road, for a distance of 449.18 feet to a 5/8-inch iron rod set for corner;

THENCE, South 87˚ 18' 28" West, leaving the Westerly right-of-way line of South Post Oak Road, for a distance of 534.63 feet to the point of curvature of a curve to the right;

THENCE, along said curve to the right, having a central angle of 15˚ 26' 38", a radius of 166.17 feet, an arc length of 44.79 feet, a chord bears North 84˚ 58' 13" West, 44.66 feet to a nail and cap set at the point of reverse curvature of a curve to the left;

THENCE, along said curve to the left, having a central angle of 15˚ 26' 38", a radius of 166.17 feet, an arc length of 44.79 feet, a chord bears North 84˚ 58' 13" West, 44.66 feet to a nail and cap set at the point of tangency of said curve to the left;

THENCE, South 87˚ 18' 28' West, for a distance of 4.50 feet to a nail and cap set for corner;

THENCE, North 02˚ 41' 32" West, for a distance of 456.30 feet to a "x" cut in concrete set for corner in the Southerly right-of-way line of West Alabama, said "x" cut in concrete also being in a curve to the left;

THENCE, along the Southerly right-of-way line of West Alabama and said curve to the left, having a central angle of 00˚ 40' 10", a radius of 1,774.94 feet, an arc length of 20.74 feet, a chord bears North 87˚ 55' 40" East, 20.74 feet to a 5/8-inch iron rod found at the point of tangency of said curve to the left;

THENCE, North 87˚ 35' 35", continuing along the Southerly right-of-way line of West Alabama, for a distance of 468.96 feet to a cross cut in concrete found at the point of curvature of a curve to the right;

THENCE, continuing along the Southerly right-of-way line of West Alabama and said curve to the right having a central angle of 04˚ 56' 20", a radius of 770.00 feet, an arc length of 66.37 feet, a chord bears South 89˚ 56' 15" East, 66.35 feet to a cross cut in concrete found for corner at the point of reverse curvature of a curve to the left;

THENCE, continuing along the Southerly right-of-way line of West Alabama and said curve to the left having a central angle of 04˚ 15' 43" a radius of 830.00 feet, an arc length of 61.75 feet, a chord bears South 89˚ 35' 57" East 61.73 feet to a 5/8-inch iron rod found for corner;

THENCE, South 47˚ 36' 05" East, leaving the Southerly right-of-way line of West Alabama, for a distance of 14.18 feet to the POINT OF BEGINNING, CONTAINING within these metes and bounds 6.6991 acres (291,813 square feet) of land area.

NOTE: All bearings contained herein are based on the Texas Lambert Grid Coordinate System, South Central Zone.

TOGETHER WITH the following easements appurtenant to Tract I:

1.  Easement created by that certain instrument titled Skybridge Agreement dated September 22, 1981, between Tower Limited, Galleria Limited and Post Oak/Alabama Partnership, filed in the Office of the County Clerk of Harris County, Texas, under Clerk's File No. H-211093;

2.  Easement created by that certain instrument titled Driveway Easement Agreement dated September 22, 1981, between Post Oak Associates III, Limited and Post Oak/Alabama Partnership, filed in the Office of the County Clerk of Harris County, Texas, under Clerk's File No. H-211092; and

3.  Easement created by that certain instrument titled Park Agreement dated September 22, 1981, between Post Oak Associates III, Limited and Post Oak/Alabama Partnership, filed in the Office of the County Clerk of Harris County, Texas, under Clerk's File No. H-211091.

Tract II:  (The Park)

FIELDNOTE DESCRIPTION of a tract or parcel of land containing 2.7786 acres of land situated in the William White 1/3 League, Abstract No. 836, Harris County, Texas.  Said 2.7786 acres being more particularly described by metes and bounds as follows:

COMMENCING at the point of intersection of the extended Southerly right-of-way line of West Alabama (60-foot wide right-of-way) with the extended Westerly right-of-way line of South Post Oak Road (100-foot right of way);

THENCE, South 02˚ 41' 32" East, along said extended Westerly right-of-way line of South Post Oak Road at 10.00 feet passing a 5/8-inch iron rod found and continuing along said Westerly Right-of-way line, for a total distance of 459.18 feet to a 5/8" I.R. set at the POINT OF BEGINNING of the herein described 2.7786 acres;

THENCE, South 02˚ 41' 32" East, continuing along the Westerly right-of-way line of South Post Oak Road, for a distance of 200.88 feet to a 5/8-inch iron rod set for corner;

THENCE, South 03º 07' 22" West, continuing along the Westerly right-of-way line of South Post Oak Road, for a distance of 95.64 feet (called 100.50') to a 5/8-inch iron rod set for corner;

THENCE, South 02º 35' 16" East, continuing along the Westerly right-of-way line of South Post Oak Road, for a distance of 100.00 feet to a 5/8-inch iron rod set at the point of curvature of a curve to the right;

THENCE, leaving the Westerly right-of-way line of South Post Oak Road and along said curve to the right having a central angle of 93° 27' 13", a radius of 40.00 feet, an arc length of 65.24 feet, a chord bears South 44° 08' 20" West, 58.25 feet to a 5/8 inch iron rod set at the point of compound curvature of a curve to the right, said point also being in the Northerly right-of-way line of Hidalgo Street; (60-foot right-of-way);

THENCE, along the Northerly right-of-way line of Hidalgo Street and said curve to the right having a central angle of 04° 25' 56", a radius of 870.00 feet an arc length of 67.30 feet, a chord bears North 86° 55' 05" West, 67.28 feet to a cut "x" in conc. set at the point of tangency of said curve to the right;

THENCE, North 84° 42' 07" West continuing along the Northerly right-of-way line of Hidalgo Street, for a distance of 172.88 feet to a 5/8-inch iron rod set for corner;

THENCE, North 02° 41' 32" West, leaving the Northerly right-of-way line of Hidalgo Street and along the common line of the herein described tract and the Easterly line of the 7.3208 acre tract, for a distance of 405.08 feet to a rail-road spike set for corner;

THENCE, North 87° 18' 28" East, along the common line of the herein described tract and the Southerly line of the 6.6991 acre tract, for a distance of 290.50 feet to the POINT OF BEGINNING; containing within these metes and bounds 2.7786 acres (121,036 square feet) of land area.

NOTE: All bearings contained herein are based on the Texas Lambert Grid Coordinate System, South Central Zone.

TOGETHER WITH the following easement appurtenant to Tract II:

Easement created by that certain instrument titled Park Agreement dated September 22, 1981, between Post Oak Associates III, Limited and Post Oak/Alabama Partnership, filed in the Office of the County Clerk of Harris County, Texas, under Clerk's File No. H-211091.

        Schedule A -

Schedule B
"Permitted Exceptions"

        Schedule B -

Special Warranty Deed

Date:                      ______________________, 2008

Grantor: TRANSCO TOWER LIMITED, a Texas limited partnership

Grantor's Mailing Address: c/o Fosterlane Management Corporation, 400 Northcreek, Suite 700, 3715 Northside Parkway, Atlanta Georgia 30327

Grantee:

Grantee's Mailing Address:  2800 Post Oak Boulevard, Suite 5000, Williams Tower, Houston, Texas 77056

Consideration: Ten Dollars and other valuable consideration paid by the Grantee

Property (including any improvements): all of the real property situated in Harris County, Texas, described in Schedule A attached hereto and made a part hereof for all purposes, together with any right, title and interest of Grantor in any and all improvements thereon, and all rights, tenements, hereditaments, easements, appendages, ways, privileges and appurtenances pertaining thereto, together with any right, title and interest of Grantor in and to adjacent streets, alleys, rights-of-way, strips or gores.

Reservations from Conveyance: None.

Exceptions to Conveyance:

Liens described as part of the Consideration and all exceptions listed on Schedule B attached hereto to the extent that they are effective and apply to the Property (the "Permitted Exceptions"), and taxes for 2008 (the "Taxes").  Grantee assumes and agrees to pay the Taxes.

Grantor, for the Consideration and subject to the Permitted Exceptions, grants, sells, and conveys to Grantee the Property, together with all and singular the rights and appurtenances thereto in any way belonging, TO HAVE AND TO HOLD the Property, subject to the Permitted Exceptions, unto Grantee, its successors and assigns forever; and Grantor does hereby bind itself and its successors and assigns to WARRANT AND  DEFEND  all and singular the Property unto Grantee, its successors and assigns, against every person whomsoever lawfully claiming or to claim the same, or any part thereof, by, through or under Grantor, but not otherwise .

When the context requires, singular nouns and pronouns include the plural.
                                                                      TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

STATE OF _____________                                                                       )
)  ss.
COUNTY OF ___________                                                                       )

On _______, 2008, before me, _______________ a Notary Public in and for said County and State, personally appeared _________________ and _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                                                           (Seal)

WITNESS my hand and official seal.

Signature                                                                           (Seal)

PREPARED IN THE OFFICE OF:
Shearman & Sterling LLP
599 Lexington Avenue
New York, New York 10022

AFTER RECORDING RETURN TO:

Schedule A

Legal Description

Commonly referred to as: 3009 South Post Oak Boulevard, Houston, Texas

Description of a 2.298 acre (100,081 square feet) tract of land being all of Unrestricted Reserve "A" Block One (1) of THREE THOUSAND NINE POST OAK BOULEVARD GARAGE, as recorded under Film Code Number 563167 of the Map Records of Harris County, and being all Parcels 3, 4, 5 and 6 and a portion of Parcels 1 and 2 as described in deed to Hines Group II Limited Partnership and recorded under Harris County Clerk's File Number N129530 and a certain 0.0090 acre tract described in a deed to Hines Group II Limited Partnership and recorded under Harris County Clerk's File Number X094975, located in the William White 1.3 League, Abstract No. 836, City of Houston, Harris County, Texas, said 2.298 acre tract of land being more particularly described as follows (with all bearings referenced to the plat of said THREE THOUSAND NINE POST OAK BOULEVARD GARAGE);

BEGINNING at a 5.8-inch iron rod with cap found at the northwesterly end of a cutback line at the intersection of the easterly right-of-way line of Post Oak Boulevard (a 100-foot wide right-of-way) with the northerly right-of-way line of Hidalgo Street (a 60-foot wide right-of-way) and also being the north corner of that called 262.4774 square foot tract of land as described in deed to the City of Houston and recorded under Harris County Clerk's File Number P916320;

THENCE, North 02° 43' 01" West, along the easterly right-of-way line of said Post Oak Boulevard, a distance of 349.97 feet to a 2-inch iron pipe found at the southwest corner of that called 1.8892 acre tract of land as described in deed to ARC Post Oak, L.P. and recorded under Harris County Clerk's File Number U960067, and being the northwest corner of the herein described tract;

THENCE, North 87° 11' 14" East, along the southerly line of said ARC Post Oak tract, a distance of 307.19 feet to a point in the existing westerly right-of-way line of Interstate Highway 610 (also known as the West Loop South, a 300-foot wide right-of-way) for the southeast corner of the said ARC Post Oak tract and the northeast corner of the herein described tract, from which a found 1-inch iron pipe in concrete bears South 74° 57' West, a distance of 0.48 foot;

THENCE, North 09° 22' 30" East, along the existing westerly right-of-way line of said Interstate Highway 610, a distance of 0.89 foot to a point being the northwest corner of the aforementioned 0.0090 acre tract, and a corner of the herein described tract, from which a found 5/8-inch iron rod bears North 60° 37' East, a distance of 0.53 foot;

THENCE, North 86° 58' 17" East, a distance of 1.02 feet to a point in the proposed westerly right-of-way line of said Interstate Highway 610 for the northeast corner of the herein described tract;

THENCE, South 09° 22' 30" West, along the proposed westerly right-of-way line of said Interstate Highway 610, a distance of 349.66 feet to a found 5/8-inch iron rod as the beginning of a curve to the right;

THENCE, Southwesterly continuing along the proposed westerly right-of-way line of said Interstate Highway 610 and the arc of said curve to the right having a radius of 57.49 feet, through a central angle of 41° 52' 48", (the chord bears South 30° 18' 54" West, a distance of 41.09 feet) an arc distance of 42.02 feet to a 5/8-inch iron rod found at the intersection with the northerly right-of-way line of said Hidalgo Street for the southeast corner of the herein described tract;

THENCE, South 87° 16' 59" West, along the northerly right-of-way line of said Hidalgo Street, a distance of 187.76 feet to a 5/8-inch iron rod with cap found at the southeasterly end of a cutback line at the intersection with the easterly right-of-way line of said Post Oak Boulevard and at the easterly corner of the said 262.4774 square foot tract;

THENCE, North 47° 42' 36" West, along the said cutback line, a distance of 35.35 feet to the POINT OF BEGINNING and containing a computed area of 2.298 acres (100,081 square feet) of land.

        Schedule A -

Schedule B
"Permitted Exceptions"

        Schedule B -

Exhibit L

BILL OF SALE

KNOW ALL MEN BY THESE PRESENTS, that TRANSCO TOWER LIMITED, a Texas limited partnership ("Seller"), for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, paid by _____________________, a _________________ having an address at ____________________ ("Purchaser"), has bargained and sold and by these presents does grant and convey unto Purchaser, its successors and assigns, all of Seller's right, title and interest in and to the fixtures, machinery, equipment and personal property listed on Schedule 1 attached hereto and made a part hereof and owned by Seller and attached to and used in the operation of certain property located at 2800 Post Oak Boulevard and 3009 South Post Oak Boulevard, Houston, Texas (all of the foregoing being hereinafter collectively referred to as the "Personal Property"), except for all exceptions listed on Schedule 2 attached hereto to the extent that they are effective and apply to the Personal Property (the "Permitted Exceptions").

TO HAVE AND HOLD the Personal Property, subject to the Permitted Exceptions, unto Purchaser, its successors and assigns, forever, "as is", without any representation or warranty whatsoever, express or implied, including any representation as to merchantability or fitness for a particular purpose, except as otherwise expressly set forth in that certain Contract of Sale, dated as of _____________ __, 2008, by and between Seller and Purchaser.

IN WITNESS WHEREOF, Seller has duly executed this Bill of Sale as of the ___day of _________________, 2008.

SELLER:

TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

        Exh. L -

Schedule 1

to

Bill of Sale

        Exh. L -

Schedule 2
to
Bill of Sale

        Exh. L -

Exhibit M

ASSIGNMENT AND ASSUMPTION OF LEASES AND PROPERTY LICENSES

THIS AGREEMENT, made this ___ day of _______________, 2008, by and between TRANSCO TOWER LIMITED, a Texas limited partnership ("Assignor"), and __________________, a _______________ _______________ ("Assignee").

WITNESSETH :

WHEREAS, by Contract of Sale (the "Sale Agreement") dated as of _________ __, 2008, by and between Assignor and Assignee, Assignee has agreed to purchase from Assignor on the Closing Date (as defined in the Sale Agreement), and Assignor has agreed to sell to Assignee on the Closing Date, certain property located at 2800 Post Oak Boulevard, Houston, Texas and 3009 South Post Oak Boulevard, Houston, Texas, and more particularly described in the Sale Agreement; and

WHEREAS, Assignor desires to assign to Assignee as of the Closing Date Assignor's interest in each and all of those certain leases and property licenses set forth on Schedule 1 annexed hereto (the "Leases and Property Licenses"), and Assignee desires to accept such assignment and assume the obligations of the landlord under the Leases and Property Licenses as of the Closing Date;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.  Assignor hereby assigns, sets over and transfers unto Assignee to have and to hold from and after the date hereof all of the right, title and interest of Assignor in, to and under the Leases and Property Licenses, including, without limitation, all of the right, title and interest of Assignor in and to any security deposits, prepaid rent or other sums held by Assignor as the landlord under any of the Leases and Property Licenses, and Assignee hereby accepts the within assignment and assumes and agrees with Assignor to perform and comply with and to be bound by all the terms, covenants, agreements, provisions and conditions of the Leases and Property Licenses on the part of the landlord thereunder to be performed on and after the date hereof, in the same manner and with the same force and effect as if Assignee had originally executed the Leases and Property Licenses as landlord.

2. Assignor hereby unconditionally, absolutely and irrevocably agrees to indemnify and hold Assignee harmless of, from and against any and all costs, claims, obligations, damages, penalties, causes of action, losses, injuries, liabilities and expenses, including, without limitation, reasonable attorneys’ fees, arising out of, in connection with or accruing under the Leases and Property Licenses before the date hereof; provided, however, that (a) Assignor shall be liable to Assignee under the indemnification contained in the preceding sentence only if Assignee shall have commenced a legal proceeding against Assignor prior to the date that is three (3) months after the Closing Date alleging a claim for which Assignee is entitled to indemnification under the preceding sentence and only if Assignee has suffered actual damages as a result thereof; (b) Assignor shall have no liability under such indemnification to the extent the matter underlying Assignee’s claim is addressed in an Estoppel Certificate delivered to Assignee at or prior to the Closing Date; and (c) the maximum aggregate liability of Assignor under such indemnification shall be limited as set forth in Section 13.01(c) of the Sale Agreement.

3.  Assignee hereby unconditionally, absolutely and irrevocably agrees to indemnify and hold Assignor harmless of, from and against any and all costs, claims, obligations, damages, penalties, causes of action, losses, injuries, liabilities and expenses, including, without limitation, reasonable attorneys’ fees, arising out of, in connection with or accruing under the Leases and Property Licenses on and after the date hereof, including, but not limited to, any such liabilities or expenses arising in connection with any security deposits, prepaid rent or other sums held by Assignee as the landlord under the Leases and Property Licenses.

4.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective distributees, executors, administrators, heirs, legal representatives, successors and assigns.

5.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which counterparts taken together shall constitute one and the same agreement.

[Signature Page Follows]

        Exh. M -

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ASSIGNOR:

TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

ASSIGNEE:

__________________________________________

By:
Name:
Title:

        Exh. M -

STATE OF _________________                                                                       )
)  ss.
COUNTY OF ______________                                                                       )

On _______, 2008, before me, _______________ a Notary Public in and for said County and State, personally appeared _________________ and _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                                                       (Seal)

STATE OF _________________                                                                       )
)  ss.
COUNTY OF ______________                                                                       )

On _______, 2008, before me, _______________ a Notary Public in and for said County and State, personally appeared _________________ and _______________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacities, and that by their signatures on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

Signature                                                                           (Seal)Schedule 1

to

Assignment and Assumption of Leases and Property Licenses

        Exh. M -

Exhibit N

ASSIGNMENT AND ASSUMPTION OF SERVICE CONTRACTS

THIS AGREEMENT, made this ___ day of _______________, 2008, by and between TRANSCO TOWER LIMITED, a Texas limited partnership ("Assignor"), and ___________________, a _________________ _______________ ("Assignee").

WITNESSETH :

WHEREAS, by Contract of Sale (the "Sale Agreement"; capitalized terms used but not otherwise defined herein shall be defined as provided in the Sale Agreement) dated as of ___________ __, 2008, by and between Assignor and Assignee, Assignee has agreed to purchase from Assignor on the Closing Date, and Assignor has agreed to sell to Assignee on the Closing Date, certain property located at 2800 Post Oak Boulevard, Houston, Texas and 3009 South Post Oak Boulevard, Houston, Texas and more particularly described in the Sale Agreement (the "Property"); and

WHEREAS, Assignor desires to assign to Assignee as of the Closing Date Assignor's interest in each and all of those certain service, maintenance, supply and management contracts set forth on Schedule 1 annexed hereto (the "Service Contracts"), and Assignee desires to accept such assignment and assume the obligations of Assignor under the Service Contracts from and after the Closing Date;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.  Assignor hereby assigns, sets over and transfers unto Assignee to have and to hold from and after the date hereof all of the right, title and interest of Assignor in, to and under the Service Contracts, and Assignee hereby accepts the within assignment and assumes and agrees with Assignor to perform and comply with and to be bound by all of the terms, covenants, agreements, provisions and conditions of the Service Contracts on the part of the Assignor thereunder to be performed on and after the date hereof, in the same manner and with the same force and effect as if Assignee had originally executed the Service Contracts.

2.  Assignor hereby unconditionally, absolutely and irrevocably agrees to indemnify and hold Assignee harmless of, from and against any and all costs, claims, obligations, damages, penalties, causes of action, losses, injuries, liabilities and expenses, including, without limitation, reasonable attorneys’ fees, arising out of, in connection with or accruing under the Service Contracts before the date hereof; provided, however, that (a) Assignor shall be liable to Assignee under the indemnification contained in the preceding sentence only if Assignee shall have commenced a legal proceeding against Assignor prior to the date that is three (3) months after the Closing Date alleging a claim for which Assignee is entitled to indemnification under the preceding sentence and only if Assignee has suffered actual damages as a result thereof; and (b) the maximum aggregate liability of Assignor under such indemnification shall be limited as set forth in Section 13.01(c) of the Sale Agreement.

3.  Assignee hereby unconditionally, absolutely and irrevocably agrees to indemnify and hold Assignor harmless of, from and against any and all costs, claims, obligations, damages, penalties, causes of action, losses, injuries, liabilities and expenses, including, without limitation,  reasonable attorneys’ fees, arising out of, in connection with or accruing under the Service Contracts  on and after the date hereof.

4.  This Agreement shall not be construed as a representation or warranty by Assignor as to the transferability of the Service Contracts, and Assignor shall have no liability to Assignee in the event that any or all of the Services Contracts (i) are not transferable to Assignee or (ii) are cancelled or terminated by reason of this assignment or any acts of Assignee.

5.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective distributees, executors, administrators, heirs, legal representatives, successors and assigns.

6.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which counterparts taken together shall constitute one and the same agreement.

[Signature Page Follows]

        Exh. N -

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ASSIGNOR:

TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

ASSIGNEE:

__________________________________________

By:
Name:
Title:

        Exh. N -

Schedule 1
to
Assignment and Assumption of Service Contracts

        Exh. N -

Exhibit O

ASSIGNMENT AND ASSUMPTION OF LICENSES AND PERMITS

THIS AGREEMENT, made this ___ day of _______________, 2008, by and between TRANSCO TOWER LIMITED, a Texas limited partnership ("Assignor"), and ______________________, a _________________ ______________ ("Assignee").

WITNESSETH :

WHEREAS, by Contract of Sale (the "Sale Agreement"; capitalized terms used but not otherwise defined herein shall be defined as provided in the Sale Agreement) dated as of ______________ __, 2008, by and between Assignor and Assignee, Assignee has agreed to purchase from Assignor on the Closing Date, and Assignor has agreed to sell to Assignee on the Closing Date, certain property located at 2800 Post Oak Boulevard, Houston, Texas and 3009 South Post Oak Boulevard, Houston, Texas, and more particularly described in the Sale Agreement; and

WHEREAS, Assignor desires to assign and quitclaim to Assignee as of the Closing Date Assignor's interest in those certain licenses and permits listed on Schedule 1 annexed hereto (the "Licenses and Permits"), and Assignee desires to accept such assignment and assume the obligations, if any, of the holder, under the Licenses and Permits as of the Closing Date;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.  Assignor does hereby assign and quitclaim unto Assignee to have and to hold from and after the date hereof all of the right, title and interest of Assignor, if any, in, to and under the Licenses and Permits, and Assignee hereby accepts the within assignment and assumes the obligations, if any, of the holder under the Licenses and Permits as of the Closing Date.

2.  This Agreement shall not be construed as a representation or warranty by Assignor as to the transferability of the Licenses and Permits, and Assignor shall have no liability to Assignee in the event that any or all of the Licenses or Permits (i) are not transferable to Assignee or (ii) are cancelled or revoked by reason of this Assignment or any acts of Assignee.

3.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective distributees, executors, administrators, heirs, legal representatives, successors and assigns.

4.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which counterparts taken together shall constitute one and the same agreement.

        Exh. O -

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ASSIGNOR:

TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

ASSIGNEE:

__________________________________________

By:
Name:
Title:

        Exh. O -

Schedule 1

to

Assignment and Assumption of Licenses and Permits

        Exh. O -

Exhibit P

ASSIGNMENT OF GUARANTEES AND WARRANTIES

THIS AGREEMENT, made this ___ day of _______________, 2008, by and between TRANSCO TOWER LIMITED, a Texas limited partnership ("Assignor"), and ____________________, a ________________  _____________ ("Assignee").

WITNESSETH :

WHEREAS, by Contract of Sale (the "Sale Agreement"; capitalized terms used but not otherwise defined herein shall be defined as provided in the Sale Agreement) dated as of _____________ __, 2008, by and between Assignor and Assignee, Assignee has agreed to purchase from Assignor on the Closing Date, and Assignor has agreed to sell to Assignee on the Closing Date, certain property located at 2800 Post Oak Boulevard, Houston, Texas and 3009 South Post Oak Boulevard, Houston, Texas, and more particularly described in the Sale Agreement; and

WHEREAS, Assignor desires to assign and quitclaim to Assignee as of the Closing Date Assignor's interest in those certain guaranties and warranties listed on Schedule 1 annexed hereto (the "Guarantees and Warranties") and Assignee desires to accept such assignment and assume the obligations, if any, of the holder, under the Guarantees and Warranties as of the Closing Date;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

7.  Assignor does hereby assign and quitclaim unto Assignee to have and to hold from and after the date hereof all of the right, title and interest of Assignor, if any, in, to and under the Guarantees and Warranties, and Assignee hereby accepts the within assignment and assumes the obligations, if any, of the holder under the Guarantees and Warranties as of the Closing Date.

8.  This Agreement shall not be construed as a representation or warranty by Assignor as to the transferability of the Guarantees and Warranties, and Assignor shall have no liability to Assignee in the event that any or all of the Guarantees or Warranties (i) are not transferable to Assignee or (ii) are cancelled or revoked by reason of this assignment or any acts of Assignee.

9.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective distributees, executors, administrators, heirs, legal representatives, successors and assigns.

10.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which counterparts taken together shall constitute one and the same agreement.

        Exh. P -

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

ASSIGNOR:

TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

ASSIGNEE:

__________________________________________

By:
Name:
Title:

        Exh. P -

Schedule 1

to

Assignment of Guarantees and Warranties

        Exh. P -

Exhibit Q-1

[Date]

CERTIFIED MAIL
RETURN RECEIPT REQUESTED [use the form of delivery required under a Lease, if different]

[Name and Address of Tenant]

Re:           2800  Post Oak Boulevard, Houston, Texas

Gentlemen:

This is to inform you that TRANSCO TOWER LIMITED has this day sold the captioned premises to _______________________, a _______________ _____________ having an address at _______________________, and has transferred to it all leases, security deposits and prepaid rents, if any, and other matters relating to your tenancy at the captioned premises.

After the date hereof, you should pay all rent and other amounts and direct all notices and requests regarding your tenancy at the captioned premises to:

________________________________
________________________________
________________________________
Attention:  _______________________

Facsimile:  _______________________

Sincerely,

TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

        Exh. Q-1 -

Exhibit Q-2

LETTER TO CONTRACTORS

[Date]

By Certified Mail -

Return Receipt Requested [use the form of delivery required under the applicable Restricted Service Contract]

[Name and address of Contractor]

Re:
Agreement (the "Contract"), dated ________, between __________ and Transco Tower Limited [__________,  managing agent for Transco Tower Limited] concerning the property located at 2800 Post Oak Boulevard, Houston, Texas (the "Property")

Dear Sir or Madam:

Please be advised that effective as of the date of this letter:

(1)           Transco Tower Limited ("Seller") has this day sold the Property to _________________, a __________________ ("Purchaser"), having an address at _______________________; and

(2)           Purchaser has assumed Seller's obligations under the Contract arising from and after the date hereof.

Accordingly, you are hereby notified that any notices, inquiries or requests regarding the Contract, should be delivered to:

___________________

___________________

___________________

Attention:  __________

        Exh. Q-2 -

Very truly yours,

SELLER:

TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

ACKNOWLEDGED/AGREED TO:

PURCHASER:

____________________

By:           ____________________

Name:

Title:

        Exh. Q-2 -

Exhibit R

FORM OF CERTIFICATE OF NON-FOREIGN STATUS

OF

TRANSCO TOWER LIMITED

Section 1445 of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  For U.S. tax purposes (including Section 1445 of the Code), the owner of a disregarded entity (which has legal title to a U.S. real property interest under local law) will be the transferor of the property and not the disregarded entity.  To inform ___________________ ("Transferee") that withholding of tax is not required upon disposition of a U.S. real property interest by ________________________ ("Transferor"), the undersigned, pursuant to Section 1445 of the Code and applicable income tax regulations (the "Regulations"), hereby certifies to Transferee on behalf of Transferor the following:

1.  Transferor is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Regulations);

2.  Transferor is not a disregarded entity as defined in §1.1445-2(b)(2)(iii) of the Regulations;

3.           Transferor's U.S. Employer Identification No. is _____________; and

4.           Transferor's office address is c/o Fosterlane Management Corporation, 400 Northcreek, Suite 700, 3715 Northside Parkway, Atlanta Georgia 30327.

The undersigned understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalties of perjury I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferor.

__________________________________________

By:
Name:
Title:

        Exh. R -

Exhibit S

CERTIFICATE

[Except as otherwise set forth on Schedule A hereto,] TRANSCO TOWER LIMITED ("Seller"), a Texas limited partnership, hereby restates all of Seller's representations and warranties set forth in that certain Contract of Sale, dated as of  _________, 2008, between ___________________ and Seller (the "Contract"), subject to the limitations set forth in the Contract, including without limitation, Sections 4.03, 4.04, 4.05 and 13.01(c) of the Contract.

Dated: __________, 2008

TRANSCO TOWER LIMITED,
a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

        Exh. S -

SCHEDULE A TO CERTIFICATE

As to Section _______ of the Contract, [list the clarification of the representation]

        Exh. S -

Exhibit T

Order No. ___________

OWNER'S AFFIDAVIT

On the ____ day of _________, 2008, before me personally appeared the undersigned, who being duly sworn according to law and intending to be legally bound, deposes and says:

1.	My name is __________________.

I am the ____________ of McCue Street Investors, LLC, a general partner of TRANSCO TOWER LIMITED (the "Company").  I am familiar with the business of the Company.  I am a citizen of the United States and at least 18 years old.

2.	That the statements contained in this affidavit are true and to the best of my knowledge, information and belief, and each such statement is so qualified.

3.
That there has not been any construction, repairs, alterations or improvements made, ordered or contracted to be made by the Company on or to the property located at _____________________________________ (the "Premises"), nor materials ordered therefor by the Company within the last four months, which has not been paid for.

4.
To the best of my knowledge, that there are no pending proceedings or unsatisfied judgments of record, in any Court, State or Federal, against the Company and that if there are judgments, bankruptcies, or probate proceedings of record against parties with same or similar names, they are not against the Company.

5.
That except as set forth in that certain Contract of Sale (the "Contract"), dated as of __________, 2008, between TRANSCO TOWER LIMITED, as seller, and __________, as purchaser, as such Contract has been updated by the Certificate Updating Seller's Representations and Warranties of even date hereof, there are no unrecorded contracts, leases or easements (excluding, however, subleases or sublicenses executed by any tenant with a lease at the Premises or those claiming by, through or under them) relating to the Property (as defined in the Contract).

6.
That, except for tenants occupying the Premises under leases set forth in the Contract, as such Contract has been updated by the Certificate Updating Seller's Representations and Warranties of even date hereof, and parties claiming by, through or under such tenants, the Company is in sole possession of the real property described herein.

This affidavit is made for the purpose of aiding Charter Title Company in determining the insurability of title to the property, and to induce said Company to issue its policy of title insurance and the affiant avers the foregoing statements are true and correct.

        Exh. T -

IN WITNESS WHEREOF, the undersigned, being the hereinafter named Company, has caused these presents to be signed by ______________, ______________ and attested by its __________ and has caused its corporate seal to be hereto affixed this _____ day of _________, 2008.

SELLER:

TRANSCO TOWER LIMITED, a Texas limited partnership

By:	McCue Street Investors LLC,
a Delaware limited liability company,
its General Partner

By:
Name:
Title:

By:
Name:
Title:

ATTEST:
      Title:

STATE OF GEORGIA                                                      )
) ss.:
COUNTY OF FULTON                                                      )

The foregoing instrument was acknowledged, subscribed and sworn to before me this ____ day of _________, 2008, by ____________ as ______________ of TRANSCO TOWER LIMITED, a Texas limited partnership.

My commission expires:
II.  Notary Public

        Exh. T -

Exhibit  U

FORM OF RECEIPT FOR SECURITY DEPOSITS

THIS RECEIPT is made the ____ day of ________, 2008, by ___________________ a __________________ ("Purchaser").

RECITALS:

A.           Pursuant to that certain Contract of Sale (the "Contract") dated as of _______, 2008, by and between TRANSCO TOWER LIMITED, a Texas limited partnership  ("Seller"), and Purchaser, Purchaser is the contract purchaser of certain real property known as 2800 Post Oak Boulevard, Houston, Texas and 3009 South Post Oak Boulevard, Houston, Texas and the improvements located thereon, as more particularly described in the Contract.

B.           Section 7.03(g) of the Contract provides that at the closing of the transaction contemplated thereby (the "Closing") Seller will deliver to Purchaser an amount equal to the total of all tenant security deposits (together with any interest thereon).

RECEIVED from TRANSCO TOWER LIMITED, a Texas limited partnership, the sum of __________________________ Dollars ($_________) representing all of the Tenant security deposits (together with interest thereon) other than the Tenant security deposits for which a tenant has delivered a letter of credit to Seller.

IN WITNESS WHEREOF, ___________________ has caused this Receipt to be executed on the day and year first above written.

___________________

By:
 Name:
 Title:

ATTEST:

Name:
Secretary

        Exh. U -